UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
QUIDELORTHO CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

QuidelOrtho™

Focused Progress, Lasting Impact

Notice of 2025 Annual Meeting of Stockholders and Proxy Statement

QUIDELORTHO CORPORATION
9975 Summers Ridge Road
San Diego, California 92121
(858) 552-1100
April 8, 2025
To the Stockholders of QuidelOrtho Corporation (“QuidelOrtho”):
We are pleased to invite you to attend QuidelOrtho’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) that will be held on Tuesday, May 20, 2025, at 8:30 a.m., Pacific Time. The Annual Meeting will be a virtual meeting, conducted via live audio webcast.
At the Annual Meeting, you will be asked to consider and vote upon: (1) the election of the 11 director nominees named in the Proxy Statement to serve for a one-year term until the 2026 annual meeting of stockholders; (2) the approval of the adoption of QuidelOrtho’s Second Amended and Restated 2018 Equity Incentive Plan; (3) on an advisory basis, the approval of the compensation of QuidelOrtho’s Named Executive Officers; (4) the ratification of the selection of KPMG LLP as QuidelOrtho’s independent registered public accounting firm for the fiscal year ending December 28, 2025; and (5) such other business as may properly be presented at the Annual Meeting or any adjournments or postponements thereof.
You will be able to attend the Annual Meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/QDEL2025. To participate in the Annual Meeting, you must have your control number. You will not be able to attend the Annual Meeting in person. The Annual Meeting will be virtual only.
Enclosed are the Notice of the Annual Meeting and the Proxy Statement. Our Annual Report on Form 10-K, along with our other proxy materials, are available at www.proxyvote.com.
It is important that your shares be represented and voted at our Annual Meeting. You may vote your shares via the Internet, or, if you requested printed copies of the proxy materials, by telephone or by completing and returning the proxy card or voting instruction form provided with the printed proxy materials.
On behalf of the Board of Directors, we look forward to seeing you virtually at our Annual Meeting.
Sincerely yours,
_________________________________________________
Brian J. Blaser
President and Chief Executive Officer
QUIDELORTHO CORPORATION

To Our Stockholders

Notice of Annual Meeting of Stockholders Date: May 20, 2025 Time: 8:30 a.m. PT Place: www.virtualshareholdermeeting.com/QDEL2025
To the Stockholders of QuidelOrtho Corporation (“QuidelOrtho” and collectively with its subsidiaries, the “Company,” “we,” “our” and “us”):
QuidelOrtho’s 2025 Annual Meeting of Stockholders (together with any adjournments or postponements thereof, the “Annual Meeting”) will be held on Tuesday, May 20, 2025, at 8:30 a.m., Pacific Time.
Items of Business

1
Proposal to elect the 11 director nominees named in the Proxy Statement to serve for a one-year term until the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal (the “Election of Directors Proposal”)

	2	Proposal to approve the adoption of QuidelOrtho’s Second Amended and Restated 2018 Equity Incentive Plan (the “Equity Incentive Plan Proposal”)

	3	Proposal to approve, on an advisory basis, the compensation of QuidelOrtho’s Named Executive Officers (the “Say-on-Pay Proposal”)

	4	Proposal to ratify the selection of KPMG LLP (“KPMG”) as QuidelOrtho’s independent registered public accounting firm for the fiscal year ending December 28, 2025 (the “External Auditor Proposal”)

YOUR VOTE IS VERY IMPORTANT.
Stockholders are invited to attend the Annual Meeting virtually. Whether or not you plan to attend the Annual Meeting, we urge you to submit a proxy to vote your shares via the Internet, by telephone or by completing and returning a proxy card or voting instruction card to ensure that your shares are represented at the Annual Meeting. If you attend the Annual Meeting virtually, you may vote your shares during the meeting, or change your vote or revoke your proxy at any time before the closing of the polls at the Annual Meeting. Your last submitted vote is the one that will be counted. Specific voting instructions are summarized in the Proxy Statement and are included in the proxy materials provided to you.

Who Can Vote
QuidelOrtho’s Board of Directors (the “Board”) has fixed the close of business on March 24, 2025 as the record date (the “Record Date”) for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.
Proxy Voting
It is important that your shares be represented and voted at the Annual Meeting. You can submit a proxy to vote your shares electronically via the Internet, or, if you requested printed copies of the proxy materials, by telephone or by completing and returning the proxy card or voting instruction card. Voting instructions are included in your proxy materials and are summarized in the Proxy Statement. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions you receive from your bank, broker or other nominee on how to vote your shares. You can revoke your proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement or by voting your shares virtually at the Annual Meeting. Virtual attendance by stockholders at the Annual Meeting will constitute presence in person and such virtual attendance and valid proxies will be counted for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.

Your proxy is being solicited by the Board. The Proxy Statement describes the proposals listed above in more detail. Please refer to the Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.
The Board recommends that stockholders vote:
•“FOR ALL” the director nominees;
•“FOR” the Equity Incentive Plan Proposal;
•“FOR” the Say-on-Pay Proposal; and
•“FOR” the External Auditor Proposal.
The Notice of Internet Availability of Proxy Materials (the “Notice of Materials”) and related proxy materials were first made available to stockholders on or about April 8, 2025. We encourage you to access and review all of the important information contained in the proxy materials before the Annual Meeting, which can be found at www.proxyvote.com. If you received the Notice of Materials by mail and did not receive, but would like to receive, a printed copy of our proxy materials, including our Annual Report on Form 10-K for the year ended December 29, 2024 (the “Annual Report”), you may request a printed copy of our proxy materials, free of charge, by any of the following methods:

Via the Internet at www.proxyvote.com	Via telephone at 1-800-579-1639	Via email at sendmaterial@proxyvote.com

Requests for a printed copy of our proxy materials should be made by May 6, 2025 to facilitate timely delivery.
In the event of a technical malfunction or other situation that the chairman of the Annual Meeting determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the chairman of the Annual Meeting or Corporate Secretary will convene the meeting at 9:30 a.m. Pacific Time on the date specified above at the Company’s headquarters, located at 9975 Summers Ridge Road, San Diego, CA 92121, solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the chairman of the Annual Meeting or Corporate Secretary. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investor Relations page of our website at ir.quidelortho.com.
By order of the Board of Directors,
Brian J. Blaser
President and Chief Executive Officer
QUIDELORTHO CORPORATION
San Diego, California
April 8, 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 20, 2025. The Notice of the Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com.

Proxy Statement Summary
This summary highlights information described in more detail in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should review this entire Proxy Statement carefully before voting.
Annual Meeting

Time and Date 8:30 a.m. (Pacific Time), May 20, 2025	Place Virtually online at www.virtualshare holdermeeting.com/QDEL2025	Record Date March 24, 2025	Voting Stockholders as of the Record Date are entitled to one vote per share
Ways to Vote

VOTE BY INTERNET www.proxyvote.com	VOTE BY PHONE 1-800-690-6903	VOTE BY MAIL Sign, complete and return the proxy card in the postage-paid envelope provided
Proposals and Voting Recommendations

Proposal	Board Recommendation	Page Reference

Proposal No. 1 - Election of 11 Director Nominees	FOR ALL Nominees	10
Proposal No. 2 - Approval of the adoption of the Second Amended and Restated 2018 Equity Incentive Plan	FOR	85
Proposal No. 3 - Advisory (Non-binding) Vote on Executive Compensation	FOR	95
Proposal No. 4 - Ratification of KPMG as the Independent Auditor for 2025	FOR	96
The Notice of Materials and the related proxy materials were first made available to stockholders on or about April 8, 2025.

QuidelOrtho	1	2025 Proxy Statement

Proxy Statement Summary	Table of Contents
Director Nominees
We are seeking your vote FOR ALL of the director nominees below:

Name	Age	Director Since	Principal Occupation

Brian J. Blaser	60	2024	President and Chief Executive Officer of QuidelOrtho
Kenneth F. Buechler, Ph.D., Chair	71	2007	Co-founder and former President and Chief Scientific Officer of Biosite, Inc.
John R. Chiminski	61	2024	Former Executive Chair, President and Chief Executive Officer of Catalent, Inc.
Evelyn S. Dilsaver	69	2022	Former President and Chief Executive Officer of Charles Schwab Investment Management
R. Scott Huennekens	60	2024	Former Chairman, President and Chief Executive Officer of Verb Surgical, Inc.
Edward L. Michael	68	2018	Managing Partner and Co-founder of LionBird Ventures and former Executive Vice President, Diagnostics Products at Abbott Laboratories
Mary Lake Polan, M.D., Ph.D., M.P.H.	81	1993	Professor of Clinical Obstetrics, Gynecology and Reproductive Sciences, Yale University School of Medicine
Ann D. Rhoads	59	2020	Former Chief Financial Officer of Forty Seven, Inc.
Matthew W. Strobeck, Ph.D.	52	2018	Managing Partner of Birchview Capital
Kenneth J. Widder, M.D.	72	2014	Former Chief Executive Officer of Sydnexis, Inc.
Joseph D. Wilkins Jr.	63	2021	Senior Advisor for THEO Transformation Advisory and former executive at Atlantic Health System, Quest Diagnostics and Danaher-Beckman Coulter

QuidelOrtho	2	2025 Proxy Statement

Table of Contents	Proxy Statement Summary
Corporate Governance Highlights

Board Composition	Board Accountability

•All independent directors, except Mr. Blaser
•Separate Board Chair and CEO roles
•Independent Board Chair
•All Board committees completely independent
•Seasoned Board with diverse experiences, backgrounds and industry specific expertise
•Balanced Board tenure, with 3 new directors in 2024

•Annual election of directors
•Annual Board and committee evaluations
•Regularly-held executive sessions of non-employee directors
•Robust executive and director equity ownership guidelines
•Independent Board or committee approval of CEO compensation

Stockholder Interests	Risk Oversight

•Active stockholder engagement program
•Stockholders may call special meetings
•No multi-class Common Stock, one share = one vote
•No poison pill
•Insider Trading Compliance Policy that prohibits hedging transactions and pledging activities
•Clawback Policies

•Comprehensive risk oversight by the Board and individual committees as well as management
•Risk management principles implemented throughout management processes and in the responsibilities of our employees at every level
•Commitment to sustainability and ethically and socially just business practices and policies
•Robust risk reporting system designed to provide timely and comprehensive information to the Board

Equity Incentive Plan Proposal
We are seeking your approval of the adoption of the Second Amended and Restated 2018 Equity Incentive Plan (the “Second A&R 2018 Plan”) to amend and restate QuidelOrtho’s Amended and Restated 2018 Equity Incentive Plan (the “2018 Plan”) to (1) increase the number of shares of common stock of QuidelOrtho, par value $0.001 per share (the “Common Stock”), authorized for issuance under the 2018 Plan by 6,200,000 shares from 3,150,000 shares to 9,350,000 shares and (2) extend the term of the 2018 Plan from May 15, 2028 to May 20, 2035. Equity awards under the 2018 Plan are an important incentive used by us to attract, retain and motivate employees, including our executive officers, and they are intended to align the interests of our directors and employees with those of our other stockholders. The Board believes it is in our and our stockholders’ best interests to continue to provide equity incentive awards to further these purposes.

QuidelOrtho	3	2025 Proxy Statement

Proxy Statement Summary	Table of Contents
Say-on-Pay Proposal
Consistent with the Board’s recommendation and our stockholders’ prior indicated preference, we intend to hold an advisory vote to approve our executive compensation annually. Accordingly, we are seeking your approval, on an advisory basis, of the compensation of our Named Executive Officers, as further described in the “Executive Compensation—Compensation Discussion and Analysis” section of this Proxy Statement.
For a summary of our executive compensation and 2024 performance highlights, please refer to the “Executive Compensation—Compensation Discussion and Analysis” section of this Proxy Statement on page 39.
External Auditor Proposal
As a matter of good corporate practice, and following a robust evaluation by the Audit Committee of the Board (the “Audit Committee”), we are seeking your ratification of our selection of KPMG as our independent registered public accounting firm for the 2025 fiscal year.

QuidelOrtho	4	2025 Proxy Statement

Meeting Information
2025 Annual Meeting of Stockholders to be held on May 20, 2025
This Proxy Statement is being provided to you in connection with the solicitation of proxies by the Board for the Annual Meeting to be held on Tuesday, May 20, 2025, at 8:30 a.m., Pacific Time. The Annual Meeting will be held virtually and can be accessed online at www.virtualshareholdermeeting.com/QDEL2025.
The Company utilizes the “Notice and Access” method of providing to stockholders the Notice of the Annual Meeting, Proxy Statement, proxy card and Annual Report (collectively, the “Proxy Materials”). With “Notice and Access” we are permitted to furnish the Proxy Materials to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, you will receive the Proxy Materials in one of the following ways:
•Notice and Access: Most stockholders will not receive printed copies of the Proxy Materials unless they request them. Instead, the Notice of Materials, which was made available beginning on or about April 8, 2025, will instruct you on how to access and review all of the Proxy Materials at www.proxyvote.com. Such notice also instructs you on how you may submit your proxy and vote. If you would like to receive a paper or email copy of the Proxy Materials, you should follow the instructions for requesting such materials in the Notice of Materials. Any request to receive Proxy Materials by mail or email will remain in effect until you revoke it. Stockholders who do not receive a Notice of Materials may instead receive a paper copy of the Proxy Materials by mail or an electronic copy of the Proxy Materials by email (see below).
•Email Access to Proxy Materials: Stockholders who previously elected to receive a notice of access to Proxy Materials via email will not receive the Notice of Materials in the mail. You will instead receive an email with links to the Proxy Materials and online proxy voting instructions.
•Paper Copy of Proxy Materials with Proxy Card: Stockholders who previously requested paper copies of the Proxy Materials will not receive the Notice of Materials. Instead, such stockholders will continue to receive a paper copy of the Proxy Materials until a request is submitted to change delivery methods. You can eliminate all such paper mailings in the future by electing to receive an email that provides Internet links to these documents. Opting to receive all future Proxy Materials online will save us the cost of producing and mailing documents to your home or business and help us conserve natural resources. To request electronic delivery, please follow the instructions on your proxy card or voting instruction card.
•Beneficial Owners: If your shares of Common Stock are held by a broker, fiduciary or custodian, you are considered the beneficial owner of shares of Common Stock held in “street name,” and the Proxy Materials and your voting instructions are being forwarded to you from that broker, fiduciary or custodian.
•Delivery of Documents to Stockholders Sharing an Address: A number of brokerage firms have adopted a procedure approved by the Securities and Exchange Commission (“SEC”) called “householding.” Under this procedure, certain stockholders who share the same address and do not participate in electronic delivery of Proxy Materials will receive only one copy of the Proxy Materials until such time as one or more of these stockholders notifies us that they wish to receive individual copies. This procedure helps to reduce duplicate mailings and save printing costs and postage fees, as well as natural resources. If you received a “householding” mailing this year and would like to have additional copies of the Proxy Materials mailed to you, please send a written request to our Corporate Secretary at c/o QuidelOrtho Corporation, 9975 Summers Ridge Road, San Diego, California 92121, or call (858) 552-1100, and we will promptly deliver additional Proxy Materials to you. Please contact your broker if you received multiple copies of the Proxy Materials and would prefer to receive a single copy in the future, or if you would like to opt out of “householding” for future mailings.

QuidelOrtho	5	2025 Proxy Statement

Meeting Information	Table of Contents
The Proxy Statement and Annual Report will also be made available on the “Investor Relations” page of the Company’s website at ir.quidelortho.com, as well as at www.proxyvote.com.
We will pay the expenses in connection with this solicitation. Our employees may solicit proxies by mail, in person, by telephone, facsimile or other electronic means and will not receive any additional compensation for such solicitations. We may also reimburse brokers, fiduciaries, custodians or other nominees for the expenses of forwarding soliciting material to beneficial owners. We may also retain a third-party proxy solicitor to assist in soliciting proxies, but have not done so as of the date of this Proxy Statement.

QuidelOrtho	6	2025 Proxy Statement

Record Date and Voting
Quorum
The close of business on March 24, 2025 has been fixed as the Record Date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 67,454,614 shares of our voting Common Stock were outstanding. Each share of our Common Stock is entitled to one vote on all matters that may be presented for consideration and action by the stockholders at the Annual Meeting. A quorum is required to transact business at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock on the Record Date and entitled to vote at the Annual Meeting, present virtually or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and any adjournments and postponements thereof. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. If there is no quorum, the chairman of the Annual Meeting or the holders of a majority of the shares of Common Stock present virtually or by proxy at the Annual Meeting and entitled to vote at the Annual Meeting may adjourn the Annual Meeting to another time or date.
Voting
Where a stockholder has directed how their proxy is to be voted, it will be voted according to the stockholder’s directions. If your shares of Common Stock are held in the name of a bank, broker or other nominee, you are considered the beneficial owner of shares of Common Stock held in street name, and the Proxy Materials and your voting instructions are being forwarded to you from that bank, broker or nominee (the “record holder”). Beneficial owners have the right to direct the record holder of their shares regarding how to vote their shares, and the record holder is required to vote such shares in accordance with these instructions. If a proposal is routine, a record holder holding shares for a beneficial owner in street name may vote on the proposal without specific voting instructions from the beneficial owner if the beneficial owner does not provide voting instructions. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the beneficial owner has provided voting instructions. A “broker non-vote” occurs when the record holder is unable to vote on a proposal because the proposal is non-routine, or the record holder otherwise chooses not to exercise its discretionary voting authority, and the beneficial owner has not provided voting instructions.
Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, fiduciary or custodian on how to vote your shares on all proposals to ensure that your vote is counted.
If you receive more than one set of Proxy Materials, your shares may be registered in more than one name or held in different accounts. Please cast your vote with respect to each set of Proxy Materials that you receive to ensure that all of your shares are voted.
Other than as described in this Proxy Statement, we currently know of no other business that will be presented for consideration at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, or any adjournments or postponements thereof, it is the intention of the persons named as proxies in the proxy card to vote on such matters in accordance with their best judgment.
With regard to the election of directors, votes may be cast in favor of a director nominee or withheld. Because directors are elected by a plurality of the votes cast by the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, votes withheld and broker non-votes (if any) will have no effect on the outcome of this proposal. If a quorum is present at the Annual Meeting, the 11 nominees receiving the greatest number of votes will be elected. Stockholders do not have

QuidelOrtho	7	2025 Proxy Statement

Record Date and Voting	Table of Contents
cumulative voting rights for the election of directors. For Proposal Two (Equity Incentive Plan Proposal), Proposal Three (Say-on-Pay Proposal) and Proposal Four (External Auditor Proposal), the affirmative vote of a majority of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for approval; broker non-votes (if any) will have no effect on the outcome of the proposals, while abstentions will have the same effect as a vote “AGAINST” the proposals.
Unless otherwise designated, each signed proxy submitted by a record holder will be voted:
•FOR ALL of the 11 nominees named below for election as directors;
•FOR the approval of the adoption of the Second A&R 2018 Plan;
•FOR the advisory approval of the Company’s executive compensation; and
•FOR the ratification of the selection of KPMG as our independent registered public accounting firm for our fiscal year ending December 28, 2025.
Shares may be voted via the Internet, and if the stockholder requested paper copies of the Proxy Materials, by telephone or by completing and returning a proxy card or voting instruction card. Stockholders may revoke their proxy at any time before it is voted at the Annual Meeting.
Changing Your Vote
If you are a record holder, you can change your vote or revoke your proxy at any time before the final vote at the Annual Meeting by:
•entering a later-dated proxy by telephone or via the Internet by 11:59 p.m., Eastern Time, on May 19, 2025;
•delivering a valid, later-dated proxy card that is received by Broadridge at least 24 hours prior to the start of the Annual Meeting;
•sending written notice to the Corporate Secretary of the Company at the Company’s principal executive office that is received at least 24 hours prior to the start of the Annual Meeting; or
•voting at the Annual Meeting. Note that your virtual attendance at the Annual Meeting will not, by itself, revoke your proxy.
If you are a beneficial owner, you may submit new voting instructions by contacting your bank, broker or other nominee and following the instructions you receive from them.
Voting Results
Representatives of Broadridge, our proxy distributor, will count the votes and serve as inspector of elections at the Annual Meeting. We expect to announce preliminary voting results at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.
Attending the Meeting
The Annual Meeting will be held virtually and can be accessed online at www.virtualshareholdermeeting.com/QDEL2025. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your Proxy Materials. If your shares are held in street name, and your voting instruction form or Notice of Materials indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice of Materials. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five business days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting. Only stockholders with a valid 16-digit control number will be able to attend the Annual Meeting and vote and ask questions.

QuidelOrtho	8	2025 Proxy Statement

Table of Contents	Record Date and Voting
Questions pertinent to Annual Meeting matters and that comply with the Annual Meeting rules of conduct will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, suggestions for product development or other matters unrelated to the proposals and Annual Meeting matters are not pertinent to the Annual Meeting and therefore will not be answered. We reserve the right to edit profanity or other inappropriate language. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.
The meeting webcast will begin promptly at 8:30 a.m. Pacific Time. Online check-in will begin approximately 15 minutes before then, and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the number listed on the meeting website for technical support. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website.

QuidelOrtho	9	2025 Proxy Statement

PROPOSAL ONE
Election of Directors Proposal
Nominees for Election
In accordance with our Amended & Restated Bylaws (the “Bylaws”), the Board has fixed the number of directors constituting the Board at 11. Our directors are elected at each annual meeting of stockholders for a one-year term. The Nominating and Corporate Governance Committee of the Board (the “Nominating and Governance Committee”) has recommended, and our Board has nominated Brian J. Blaser, Kenneth F. Buechler, John R. Chiminski, Evelyn S. Dilsaver, R. Scott Huennekens, Edward L. Michael, Mary Lake Polan, Ann D. Rhoads, Matthew W. Strobeck, Kenneth J. Widder and Joseph D. Wilkins Jr. for election to our Board at the Annual Meeting. In this Proposal One, stockholders are being asked to elect each of the 11 nominees to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal.
Mr. Blaser was appointed to the Board on May 15, 2024 in connection with his appointment as our President and Chief Executive Officer (“CEO”) and Messrs. Chiminski and Huennekens were both appointed to the Board on December 6, 2024 upon the recommendation of the Nominating and Governance Committee after a robust search with the support of a third-party search firm. Each of the other nominees was most recently elected by stockholders at the 2024 annual meeting of stockholders.
Each of the 11 nominees has consented to serve as a director if elected. Unless authority to vote for any director nominee is withheld, it is intended that each proxy received by the Company will be voted FOR ALL of the nominees. If, before the Annual Meeting, any of the nominees for director should become unable to serve if elected, or, for good cause, unwilling to serve, it is intended that shares represented by proxies received by the Company will be voted for such substitute nominees, if any, as may be recommended by the Board, or the Board may decrease the size of the Board.

QuidelOrtho	10	2025 Proxy Statement

Table of Contents	Proposal One
Biographical Information

Brian J. Blaser PRESIDENT AND CHIEF EXECUTIVE OFFICER Age: 60 Director Since: 2024 Committees: None
Mr. Blaser has served as our President and CEO since May 6, 2024 and a director since May 15, 2024. Prior to that, Mr. Blaser most recently served as Executive Vice President, Diagnostic Products of Abbott Laboratories, a global medical device company, from 2012 to June 2019, where he oversaw the company’s global diagnostics organization, including its core laboratory, point of care, rapid diagnostics and molecular diagnostics businesses. Prior to that role, Mr. Blaser served in various strategic, operational and diagnostic roles at Abbott Laboratories, since joining the company in 2004. Previously, he served in various leadership positions in operations, finance and engineering at the Ortho Clinical Diagnostics division of Johnson & Johnson, Eastman Kodak and General Motors. Mr. Blaser served on the board of directors of Quanterix Corp., a life sciences company, from 2023 to 2024. He also previously served on the board of directors of Meridian Bioscience Inc. and as senior advisor to McKinsey & Company. He currently serves as the Advisory Council Chair of the University of Dayton School of Engineering and a director of Advanced Medical Technology Association. Mr. Blaser received his M.B.A. with a Finance concentration from the Rochester Institute of Technology and his B.Sc. in Mechanical Engineering Technology from the University of Dayton.
Mr. Blaser brings extensive diagnostics and senior leadership experience through his 15 years at Abbott Laboratories and his tenure at Ortho Clinical Diagnostics. He also has substantial governance experience through his service on the boards of other public companies.
Other Current Public Company Directorships: None
Prior Public Company Directorships Within the Past 5 Years:
•Quanterix Corp. until 2024

QuidelOrtho	11	2025 Proxy Statement

Proposal One	Table of Contents

Kenneth F. Buechler, Ph.D. CHAIR OF THE BOARD INDEPENDENT Age: 71 Director Since: 2007 Committees: Nominating and Governance Committee and Science and Technology Committee (Chair)
Dr. Buechler has served as the Chair of the Board since December 2022, and from August 2015 to May 2022, and he previously served as the Lead Independent Director from May 2022 to December 2022. Dr. Buechler was previously the co-founder of and held various roles at Biosite Inc. from 1988 until its acquisition by Alere Inc. in 2007, including serving as a director and as President and Chief Scientific Officer, Senior Vice President, Research and Development, and Vice President, Research and Director of Chemistry. Prior to co-founding Biosite, Dr. Buechler was a senior research scientist for the diagnostics research and development group at Hybritech Inc. Dr. Buechler currently serves as a director of TriVirum, Inc., and previously served as chair of the board of directors of Sequenom Inc., a life sciences company until its acquisition in September 2016, Astute Medical Inc., a company that develops biomarkers for acute medical conditions until its acquisition in April 2018, and Edico Genome Inc., a DNA sequencing technology company until its acquisition in May 2018. Dr. Buechler received his Ph.D. in Biochemistry and his Bachelor’s Degree in Chemistry from Indiana University.
Dr. Buechler brings extensive experience in the field of diagnostics as a scientist and through his founding of Biosite Inc. He also has extensive executive leadership and governance experience through his service on the boards of other companies.
Other Current Public Company Directorships: None
Prior Public Company Directorships Within the Past 5 Years: None

QuidelOrtho	12	2025 Proxy Statement

Table of Contents	Proposal One

John R. Chiminski INDEPENDENT Age: 61 Director Since: 2024 Committees: None
Mr. Chiminski most recently served as the Executive Chair of Catalent, Inc., a global contract development and manufacturing organization, from July 2022 to June 2023 and previously served as its President and Chief Executive Officer from March 2009 to July 2022. He joined Catalent after more than 20 years of experience at GE Healthcare in engineering, operations, and senior leadership roles. From 2007 to 2009, Mr. Chiminski was President and Chief Executive Officer of GE Medical Diagnostics. From 2005 to 2007, he served as Vice President and General Manager of GE Healthcare’s Global Magnetic Resonance Business, and from 2001 to 2005, as Vice President and General Manager of Global Healthcare Services. Earlier at GE, he held various cross-functional leadership positions in both manufacturing and engineering. Mr. Chiminski holds a B.S. from Michigan State University and an M.S. from Purdue University, both in electrical engineering, as well as a Master’s degree in Management from the Kellogg School of Management at Northwestern University.
Mr. Chiminski brings substantial executive leadership experience through his former roles as President and Chief Executive Officer of Catalent, Inc. from 2009 to 2022 and GE Medical Diagnostics from 2007 to 2009. He has extensive industry expertise through his service in various senior leadership roles at GE Healthcare and has significant experience serving on the board of directors of various public companies.
Other Current Public Company Directorships: None
Prior Public Company Directorships Within the Past 5 Years:
•Catalent, Inc. until 2023
•PhenomeX Inc. until 2023

QuidelOrtho	13	2025 Proxy Statement

Proposal One	Table of Contents

Evelyn S. Dilsaver INDEPENDENT Age: 69 Director Since: 2022 Committees: Audit Committee
Ms. Dilsaver previously served as President and Chief Executive Officer of Charles Schwab Investment Management, the mutual fund arm of The Charles Schwab Corporation from 2004 to 2007. Prior to that, Ms. Dilsaver served in various leadership roles at The Charles Schwab Corporation for more than 16 years beginning in 1991, including as Executive Vice President and Senior Vice President, Asset Management Products and Services of Charles Schwab Investment Management. Ms. Dilsaver also serves as a director of Ballard Private Real Estate Fund, a private company, and as an advisory board member at Protivi Inc. Ms. Dilsaver received her B.A. in Accounting from California State University-Hayward, School of Business and Economics and participated in the Stanford Graduate School of Business, Senior Executive Program.
Ms. Dilsaver has extensive executive leadership experience through her former role as President and Chief Executive Officer of Charles Schwab Investment Management, as well as various senior executive leadership roles at the Charles Schwab Corporation spanning over 16 years. Ms. Dilsaver brings extensive background and knowledge across both the financial and healthcare industries, as well as significant experience serving on the board of directors of various public companies, including serving as a director and chair of the audit committee of Ortho until May 2022.
Other Current Public Company Directorships:
•Tempur Sealy International Inc. - Audit Committee (Chair) and Nominating and Corporate Governance Committee
•Health Equity, Inc. – Nominating and Corporate Governance Committee (Chair)
•PACS Group - Nominating and Corporate Governance Committee (Chair), Audit Committee and Compensation Committee
Prior Public Company Directorships Within the Past 5 Years:
•Ortho Clinical Diagnostics Holdings plc until May 2022 – Audit Committee (Chair)

QuidelOrtho	14	2025 Proxy Statement

Table of Contents	Proposal One

R. Scott Huennekens INDEPENDENT Age: 60 Director Since: 2024 Committees: None
Mr. Huennekens most recently served as Interim President and Chief Executive Officer of Hyperfine, Inc., a medical technology company, from July 2022 to October 2022. Prior to this role, he served as the President, Chief Executive Officer and Chair of the board of directors of Verb Surgical, Inc. from August 2015 to January 2019. Prior to joining Verb Surgical, Mr. Huennekens was President, Chief Executive Officer and a board member of Volcano Corporation from March 2002 to February 2015. Mr. Huennekens currently serves as Chair of the board of directors of Envista Holdings Corporation and Hyperfine, Inc. and as a director of NeuroPace Inc. He was previously on the board of directors of Acutus Medical, Inc., NuVasive, Inc., Reva Medical, Inc., ViewRay, Inc., EndoChoice Holdings and Bellerophon Therapeutics Inc. Mr. Huennekens holds a B.S. in Business Administration from the University of Southern California and an M.B.A. from Harvard Business School.
Mr. Huennekens has more than fifteen years of executive leadership experience through his former roles as President and Chief Executive Officer of Hyperfine, Inc. from July 2022 to October 2022, Verb Surgical, Inc. from August 2015 to January 2019 and Volcano Corporation from 2002 to 2015. He also brings significant experience serving on the board of directors of various public companies.
Other Current Public Company Directorships:
•Envista Holdings Corporation
•Hyperfine, Inc.
•NeuroPace Inc.
Prior Public Company Directorships Within the Past 5 Years:
•Acutus Medical, Inc. until January 2024

Edward L. Michael INDEPENDENT Age: 68 Director Since: 2018 Committees: Compensation Committee (Chair) and Science and Technology Committee
Mr. Michael is the Managing Partner of LionBird Ventures, a venture capital firm he co-founded in 2012, which focuses on investing in digital health and business services companies. For nearly 27 years, Mr. Michael held a variety of roles at Abbott Laboratories, including most recently as Executive Vice President, Diagnostic Products and previously in legal, commercial and operational roles in various Abbott divisions. Mr. Michael currently serves on the boards of directors of certain private LionBird portfolio companies. Mr. Michael received his B.A. from Indiana University and a J.D. from Indiana University School of Law.
Mr. Michael brings substantial experience in the diagnostics industry and understanding of technology utilized by the Company through his executive leadership positions at Abbott Laboratories.
Other Current Public Company Directorships: None
Prior Public Company Directorships Within the Past 5 Years: None

QuidelOrtho	15	2025 Proxy Statement

Proposal One	Table of Contents

Mary Lake Polan, M.D., Ph.D., M.P.H. INDEPENDENT Age: 81 Director Since: 1993 Committees: Compensation Committee and Science and Technology Committee
Dr. Polan served as an Adjunct Professor in the Department of Obstetrics and Gynecology at Columbia University School of Medicine from 2007 to 2014 and then in 2015, she rejoined the Department of Obstetrics and Gynecology at Yale University School of Medicine as a Professor of Clinical Obstetrics, Gynecology and Reproductive Sciences. Dr. Polan previously served as a Professor and Chair Emerita of the Department of Gynecology and Obstetrics at Stanford University School of Medicine from 1990 to 2005, and before that served on the faculty at Yale University. Dr. Polan received a B.A. degree from Connecticut College, a Ph.D. in Molecular Biophysics and Biochemistry and an M.D. from Yale University School of Medicine and her M.P.H. from the University of California, Berkeley. Dr. Polan remained at Yale New Haven Hospital for her residency in Obstetrics and Gynecology, followed by a Reproductive Endocrine Fellowship. Dr. Polan also serves as a director at the following private companies: NX Prenatal Inc., Or-Genix Therapeutics, Inc., Residents Diagnostics, Inc. and MiraDx, Inc.
Dr. Polan is a prominent medical clinician, researcher and academician. She has extensive experience in the area of women’s health, which is an important area for us. As a medical doctor, Dr. Polan brings an important practicing physician perspective in evaluating and overseeing the Company’s performance and strategic direction.
Other Current Public Company Directorships: None
Prior Public Company Directorships Within the Past 5 Years:
•ChemBio Diagnostics until 2021

QuidelOrtho	16	2025 Proxy Statement

Table of Contents	Proposal One

Ann D. Rhoads INDEPENDENT Age: 59 Director Since: 2020 Committees: Audit Committee (Chair)
Ms. Rhoads most recently served as Chief Financial Officer of Forty Seven, Inc., a formerly publicly-traded biotechnology company, from March 2018 to June 2020. Previously, Ms. Rhoads was the Executive Vice President and Chief Financial Officer of Zogenix, Inc., a formerly publicly-traded pharmaceutical company, from 2010 to January 2017. From 2000 to the end of 2009, Ms. Rhoads served as the Chief Financial Officer of Premier, Inc., a healthcare supply management company. From 1998 to 2000, she was the Vice President, Strategic Initiatives at Premier, Inc., and from 1993 to 1998, she was an investment professional with The Sprout Group, an institutional venture capital firm. Ms. Rhoads holds a B.S. in Finance from the University of Arkansas and an M.B.A. from Harvard Business School.
Ms. Rhoads has a strong financial background as a former Chief Financial Officer of Forty Seven, Inc., Zogenix, Inc. and Premier, Inc. Ms. Rhoads is an audit committee financial expert as a result of her prior experience as Chief Financial Officer and as a board member and chair of the audit committee of other U.S. public companies. She also has extensive executive leadership and governance experience through her service on the boards of other companies.
Other Current Public Company Directorships:
•Globus Medical Inc. – Audit Committee (Chair) and Nominating and Corporate Governance Committee
•Repare Therapeutics – Audit Committee (Chair) and Nominating and Corporate Governance Committee
•iTeos Therapeutics – Audit Committee (Chair), Compensation Committee and Nominating and Corporate Governance Committee
Prior Public Company Directorships Within the Past 5 Years: None

QuidelOrtho	17	2025 Proxy Statement

Proposal One	Table of Contents

Matthew W. Strobeck, Ph.D. INDEPENDENT Age: 52 Director Since: 2018 Committees: Audit Committee and Science and Technology Committee
Dr. Strobeck has served as the Managing Partner of Birchview Capital, an investment firm, since 2014. Dr. Strobeck was a Partner and member of the management committee and advisory board of Westfield Capital Management from 2008 to 2011, having served as a member of the firm’s investment team, specializing in healthcare and life sciences, from May 2003 to June 2008. Dr. Strobeck currently serves on the boards of directors of Monteris Medical, a privately-held medical device company, and Biodesix, Inc. Dr. Strobeck received his B.S. from St. Lawrence University, a Ph.D. from the University of Cincinnati, an S.M. from the Harvard University/MIT Health Sciences Technology Program, and an S.M. from the MIT Sloan School of Management.
Dr. Strobeck has a strong scientific background and experience investing in and working with healthcare and life sciences companies as well as finance and investment experience from his work at Birchview Capital and Westfield Capital Management. Dr. Strobeck also has significant leadership and governance experience through his service on the boards of various diagnostic and medical device companies.
Other Current Public Company Directorships:
•Biodesix, Inc. – Audit Committee and Nominating and Corporate Governance Committee
Prior Public Company Directorships Within the Past 5 Years:
•Accelerate Diagnostics, Inc. until 2024

Kenneth J. Widder, M.D. INDEPENDENT Age: 72 Director Since: 2014 Committees: Nominating and Governance Committee (Chair) and Science and Technology Committee
Dr. Widder has more than 30 years of experience working with biomedical companies. Dr. Widder previously served as the Executive Chair of OrphoMed Inc., a clinical-stage biopharmaceutical company, from 2017 to 2022, and was a founder, Chairman and Chief Executive Officer of Sydnexis, Inc., a private company developing low dose atropine for the treatment of myopia progression in children from 2017 to 2022. Dr. Widder was a General Partner with LVP Life Science Ventures, a venture capital company for biotechnology and medical device start-ups, from 2007 to 2016. Dr. Widder holds an M.D. from Northwestern University and trained in pathology at Duke University.
Dr. Widder has more than 30 years of experience leading and investing in biomedical companies. Dr. Widder also has a strong governance background through his service on the boards of several other companies. As a medical doctor trained in pathology, Dr. Widder also provides valuable insight into the Company’s research pipeline, strategic direction and marketing position from the perspectives of both an executive and a physician.
Other Current Public Company Directorships:
•Evoke Pharma Inc.
•Personalis, Inc. – Nominating and Corporate Governance Committee
Prior Public Company Directorships Within the Past 5 Years: None

QuidelOrtho	18	2025 Proxy Statement

Table of Contents	Proposal One

Joseph D. Wilkins Jr. INDEPENDENT Age: 63 Director Since: 2021 Committees: Compensation Committee and Nominating and Governance Committee
Mr. Wilkins currently serves as senior advisor for THEO Transformation Advisory, an advisory group, and has served in this position since October 2022. Previously, Mr. Wilkins served as Senior Vice President and Chief Transformation and Innovation Officer for Atlantic Health System, an integrated healthcare delivery system, from October 2016 to October 2018. Prior to that, Mr. Wilkins led commercial operations teams at Quest Diagnostics. He also held various executive leadership roles at Danaher-Beckman Coulter for approximately 28 years. Mr. Wilkins serves on the board of directors of Providence Health and Services, one of the nation’s largest healthcare systems, and the board of TGR Foundation, founded by Tiger Woods. Mr. Wilkins earned a B.A. and an M.B.A. in healthcare finance from Argosy University, is board-certified in healthcare management and serves as a Fellow of the American College of Healthcare Executives.
Mr. Wilkins has more than 30 years of experience in the diagnostics and healthcare industry, including roles at healthcare consulting firms and an integrated healthcare delivery system company and as a venture capital investor.
Other Current Public Company Directorships: None
Prior Public Company Directorships Within the Past 5 Years: None

Vote Required and Board Recommendation
Election of each of the director nominees requires the affirmative vote of a plurality of the votes cast by the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Broker non-votes, if any, and votes withheld will have no effect on the outcome of this proposal.

VOTE The Board recommends that stockholders vote “FOR ALL” director nominees set forth above.

QuidelOrtho	19	2025 Proxy Statement

Corporate Governance
Board Leadership Structure
Our Corporate Governance Guidelines provide the Board with the flexibility in allocating the responsibilities of the offices of the Chair of the Board and the CEO, and to determine whether the positions should be held by one or two individual(s), and if two, whether the Chair should be independent. In the event that the positions of the Chair and CEO are held by the same person, or if the Chair is not otherwise independent, the independent members of the Board will elect an independent director to serve as the Lead Independent Director in accordance with the Company’s Lead Independent Director charter. We believe this provides the Board with flexibility to determine the structure that is in the best interests of the Company and its stockholders across a range of situations at that time. The Board has determined that the roles of Chair and CEO should be separate at this time as this structure enables our Chair to maintain responsibility for coordinating Board activities, including the scheduling of meetings and executive sessions of the non-employee directors and managing the relevant agenda items in each case (taking into consideration suggestions from other Board members), and our CEO to focus on leading and managing the Company.
Dr. Buechler served as Chair of the board of directors of Quidel® Corporation (“Quidel”) from 2015 to May 2022 and has been serving as non-executive, independent Chair of QuidelOrtho’s Board since December 2022. The Board appointed Mr. Blaser as our President and CEO, effective May 6, 2024, and as a director, effective May 15, 2024. As both a director and CEO, Mr. Blaser serves as an effective bridge between the Board and management to execute on the Company’s business strategies. The Board believes this leadership structure enhances the Board’s oversight of and independence from our management and the ability of the Board to carry out its roles and responsibilities on behalf of our stockholders. The Board also believes that its approach for overseeing risk, as described below, would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.
Risk Oversight
We take a comprehensive approach to risk management. We believe risk can arise in every decision and action taken by the Company, whether strategic or operational. We, therefore, seek to include risk management principles throughout our management processes and in the responsibilities of employees across the organization. Our comprehensive approach is reflected in the reporting processes, pursuant to which our management endeavors to provide timely and comprehensive information to the Board to support the Board’s role in oversight, approval and decision-making.
The Board evaluates the information it receives from management and provides oversight and guidance to our management team concerning the assessment and management of risk. The Board approves the Company’s high-level operating objectives, goals, strategies and policies to set the tone and direction for appropriate risk taking within the business. The Board and its committees then emphasize this tone and direction in their oversight of management’s implementation of the Company’s operating objectives, goals, strategies and policies.
Our senior executives provide the Board and its committees with regular updates about the Company’s strategies and objectives and the risks inherent within them at Board and committee meetings and in regular reports. Board and committee meetings also provide a venue for directors to discuss issues with management. The Board and its committees call special meetings when necessary to address specific issues or take specific actions. In addition, our directors have access to Company management at all levels to discuss any matters of interest, including those related to risk. Those members of management most knowledgeable about the issues often attend Board meetings at the invitation of the Board to provide additional insight into items being discussed, including risk exposures.

QuidelOrtho	20	2025 Proxy Statement

Table of Contents	Corporate Governance
The Board has delegated oversight of matters involving certain specific areas of risk exposure to, and within the purview of, each of its four standing committees. Each committee generally reports to the Board at regularly scheduled Board meetings, and more frequently if appropriate, with respect to matters and risks for which such committee provides oversight. The specific responsibilities of each of the Board committees, including with respect to risk oversight, are more fully described below in the “—Audit Committee,” “—Compensation Committee,” “—Nominating and Governance Committee” and “—Science and Technology Committee” sections.
Board Meetings, Committees of the Board and Related Matters
The Board has a standing Audit Committee, Compensation Committee (the “Compensation Committee”), Nominating and Governance Committee and Science and Technology Committee (the “Science and Technology Committee”). The Board held 11 meetings, excluding committee meetings, during the year ended December 29, 2024. During the year ended December 29, 2024, all current directors attended at least 75% of all meetings of the Board and its committees, if any, on which they served during the period in which they were on the Board or committee. On average, directors attended greater than 97% of all Board and committee meetings in 2024.
Information about our Board committees and membership is as follows:

Committee
Director Name	Audit	Compensation	Nominating and Governance	Science and Technology

Brian J. Blaser(1)
Kenneth F. Buechler, Ph.D.			✓	Chair
John R. Chiminski(1)
Evelyn S. Dilsaver	✓
R. Scott Huennekens(1)
Edward L. Michael		Chair		✓
Mary Lake Polan, M.D., Ph.D., M.P.H.		✓		✓
Ann D. Rhoads	Chair
Matthew W. Strobeck, Ph.D.	✓			✓
Kenneth J. Widder, M.D.			Chair	✓
Joseph D. Wilkins Jr.		✓	✓
Number of Committee Meetings Held in 2024:	8	4	5	4
✓ = Committee Member     Chair = Committee Chair
1.Mr. Blaser joined the Board on May 15, 2024 and did not serve on any committee during 2024. Messrs. Chiminski and Huennekens joined the Board on December 6, 2024 and did not serve on any committee during 2024. The Board expects to appoint Mr. Chiminski to the Audit Committee and Science and Technology Committee and Mr. Huennekens to the Nominating and Governance Committee and Compensation Committee upon their election to the Board at the Annual Meeting.

QuidelOrtho	21	2025 Proxy Statement

Corporate Governance	Table of Contents
Director Independence
The Board has determined that each of our current directors, with the exception of Mr. Blaser, is independent as defined by The Nasdaq Stock Market LLC (“Nasdaq”) listing rules. Mr. Blaser, who serves as our President and CEO, is not considered to be independent because of his employment with us. Former director Douglas C. Bryant was not deemed to be independent during the period he served on our Board because of his role as our former President and CEO. Former directors James R. Prutow and Robert R. Schmidt were deemed to be independent during the respective periods they served on the Board. The Board has also determined that each of the directors who currently serves on the Audit Committee, Compensation Committee and Nominating and Governance Committee is “independent” for purposes of the Nasdaq listing rules and under our Corporate Governance Guidelines, which is accessible on our website at www.quidelortho.com. The Board has also determined that each of the directors currently serving on the Audit Committee and the Compensation Committee satisfies the heightened independence standards for audit committees and compensation committees, as applicable, established by the SEC and Nasdaq listing rules, including that the directors who serve on the Compensation Committee are “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Qualifications and Characteristics for Directors
The Board and the Nominating and Governance Committee work together on a periodic basis to determine the appropriate characteristics, skills and experience necessary for the Board as a whole and for its individual members. The Nominating and Governance Committee, in recommending director candidates for election to the Board, and the Board, in nominating director candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgements. As described in our Corporate Governance Guidelines, in evaluating the suitability of individual Board members, the Board considers candidates holistically through a merit-based process. The Board is particularly interested in the following attributes:
•experience at a policy-making level;
•strategic thinking;
•depth of understanding of the Company’s industry, including relevant technology;
•leadership;
•objectivity;
•a general understanding of marketing, finance and other disciplines relevant to the success of a publicly-traded company and sound principles of corporate governance in today’s business environment;
•background and professional expertise;
•other factors that promote diversity of views and experience (for example, with respect to director gender and diversity, among our director nominees, three directors identified themselves as female, one director identified himself as African American or Black and one director identified herself as Asian); and
•independence and whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.
The Board evaluates each individual in the context of Board functions as a whole and in light of the then-current needs of the Board, with the objective of recruiting and proposing a slate of directors that can help drive the Company’s success and effectively represent stockholder interests through the exercise of sound and independent judgment, and leveraging its breadth of perspectives and experience.

QuidelOrtho	22	2025 Proxy Statement

Table of Contents	Corporate Governance
We believe the Board members represent a desirable mix of backgrounds, skills and experiences, and they all share the personal attributes of effective directors, which are described above. The Nominating and Governance Committee assesses its effectiveness in balancing these considerations in connection with its annual evaluation of the composition of the Board.
The following chart illustrates the diverse set of skills, expertise and backgrounds represented by our directors and considered by the Board in connection with the director nomination process (though it does not encompass all skills, expertise and backgrounds of our directors):

Skills and Expertise	Blaser	Buechler	Chiminski	Dilsaver	Huennekens	Michael	Polan	Rhoads	Strobeck	Widder	Wilkins

Strategy and Strategic Planning, including Profitable Growth Strategies	●	●	●	●	●	●		●	●	●	●
Operational Efficiency and Cost Discipline	●	●	●	●	●	●		●		●	●
Sales and Marketing	●	●	●	●	●	●					●
Corporate Finance and M&A	●	●	●	●	●	●		●	●	●	●
Financial Expertise and Acumen	●		●	●	●	●		●	●	●	●
Research and Development	●	●	●		●	●	●		●	●
International Operations	●		●		●	●		●			●
Regulatory and Compliance	●	●	●	●	●	●	●		●	●
Information Technology, Cybersecurity and Data Privacy	●	●	●		●			●			●
Human Capital Management	●	●	●		●	●		●	●		●
Environmental, Social and Governance / Sustainability	●	●	●					●			●
Risk Management	●		●	●	●	●		●	●		●
Experiences

CEO Leadership	●		●	●	●					●
Senior Management Leadership	●	●	●	●	●	●		●	●	●	●
Significant Technical, Advisory or Business Experience in Medical Diagnostics	●	●				●			●		●
Public Company Board Experience (other than on QuidelOrtho’s Board)	●	●	●	●	●		●	●	●	●

QuidelOrtho	23	2025 Proxy Statement

Corporate Governance	Table of Contents
Audit Committee
Members: Ann D. Rhoads (Chair), Evelyn S. Dilsaver and Matthew W. Strobeck, Ph.D.
The Audit Committee is responsible for assisting the Board in overseeing our accounting and financial reporting processes and the audits of our financial statements. In addition, the Audit Committee assists the Board in its oversight of our compliance with legal and regulatory requirements. Under the Audit Committee’s written charter, the specific duties of the committee include, among others: oversight of the design and functioning of internal accounting, financial and disclosure controls; oversight of the appointment, retention and, when appropriate, termination of the independent registered public accounting firm; review of the independent registered public accounting firm’s qualifications and independence; oversight of the Company’s internal audit function; monitoring and evaluating the performance of the independent registered public accounting firm; overseeing the Company’s compliance with legal and regulatory requirements; and reviewing, setting policy and evaluating the effectiveness of the Company’s processes for assessing significant risk exposures and measures that management has taken to minimize such risks, including risks related to the Company’s financial statements and financial reporting process, compliance and information technology and cybersecurity. The Audit Committee has the power to conduct or authorize investigations into any matters within its scope of responsibilities. The Audit Committee also has full authority and unrestricted access to the resources, information and personnel necessary to achieve its mission and functions.
The Audit Committee has been established in accordance with applicable Nasdaq and SEC rules and regulations. The Board has determined that all members of the Audit Committee are “financially literate” under Nasdaq listing rules. The Board has also determined that Ms. Rhoads qualifies as an “audit committee financial expert” within the meaning of the SEC’s rules and regulations. Information about Ms. Rhoads’ past business and educational experience is included in the “—Qualifications and Characteristics for Directors” and “Election of Directors Proposal—Biographical Information” sections.
Audit Committee Report
The Audit Committee oversees our financial reporting process on behalf of the Board. Management has the responsibility for preparing the Consolidated Financial Statements and for the reporting process, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 29, 2024 with management, including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the Consolidated Financial Statements.
The Audit Committee discussed and reviewed with Ernst & Young LLP (“Ernst & Young”), our independent registered public accounting firm for the fiscal year ended December 29, 2024, all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee met with Ernst & Young to discuss the overall scope and plans for Ernst & Young’s audit, the results of its examinations, its evaluations of our internal controls and the overall quality of our accounting and financial reporting. The Audit Committee also discussed with Ernst & Young its judgments as to the substance and clarity, not just the acceptability, of our accounting principles and financial statement disclosures. The Audit Committee also considered whether Ernst & Young’s provision of non-audit services to us was compatible with Ernst & Young’s independence.
The Audit Committee also reviewed management’s report on its assessment of the effectiveness of our internal control over financial reporting and Ernst & Young’s report on the effectiveness of our internal control over financial reporting.

QuidelOrtho	24	2025 Proxy Statement

Table of Contents	Corporate Governance
The Audit Committee received from Ernst & Young the written disclosures and the letter regarding Ernst & Young’s communications with the Audit Committee concerning its independence, as required by the applicable requirements of the PCAOB, and discussed with Ernst & Young any relationships that may impact its objectivity and independence, and satisfied itself as to Ernst & Young’s independence.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited Consolidated Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 29, 2024 for filing with the SEC.
Audit Committee
Ann D. Rhoads (Chair)
Evelyn S. Dilsaver
Matthew W. Strobeck, Ph.D.
Independent Registered Public Accounting Firm
The Audit Committee retained Ernst & Young to serve as our independent registered public accounting firm for the fiscal year ended December 29, 2024. Ernst & Young served as our independent registered public accounting firm from 2002 to February 2025. Set forth below are the aggregate fees incurred by the Company for audit and other professional services rendered by Ernst & Young for the fiscal years ended 2024 and 2023.

	Fiscal Year Ended
(In millions)	December 29, 2024	December 31, 2023

Audit fees(1)	$10.9	$6.7
Audit-related fees	—	—
Tax fees(2)	0.1	0.1
All other fees	—	—
Total fees	$11.0	$6.8
1.Audit fees represent fees for professional services provided in connection with the audit of our Consolidated Financial Statements, review of our quarterly Consolidated Financial Statements, audit of our compliance under Section 404 of the Sarbanes-Oxley Act of 2002, accounting consultations, and assistance with and review of documents filed with the SEC and other statutory and regulatory filings.
2.For fiscal years 2024 and 2023, tax fees primarily consisted of tax compliance, tax advice and tax planning fees.
Change in Independent Registered Public Accounting Firm
Under the supervision of the Audit Committee, management conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2025. The Company invited several public accounting firms to participate in this process, including Ernst & Young, the Company’s independent registered public accounting firm for the fiscal year ended December 29, 2024. As a result of this process, on February 28, 2025, the Audit Committee approved the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2025. This action effectively dismissed Ernst & Young as the Company’s independent registered public accounting firm, effective as of February 28, 2025.

QuidelOrtho	25	2025 Proxy Statement

Corporate Governance	Table of Contents
The audit report of Ernst & Young on the Company’s Consolidated Financial Statements as of and for the fiscal years ended December 29, 2024 and December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s fiscal years ended December 29, 2024 and December 31, 2023 and subsequent interim period through February 28, 2025, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement in their reports on the financial statements for such years.
During the Company’s fiscal years ended December 29, 2024 and December 31, 2023 and subsequent interim period through February 28, 2025, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the adverse opinion on the effectiveness of the Company’s internal control over financial reporting included in Ernst & Young’s report on the Company’s internal control over financial reporting, dated February 27, 2025. Ernst & Young’s report noted that the Company identified material weaknesses related to (1) revenue, accounts receivable and accrued rebates due to undue reliance on information generated from certain software solutions and design and operating deficiencies related to management review controls, and (2) insufficient controls over the evaluation of all available evidence to assess realizability of deferred tax assets. In addition, during the period ended December 29, 2024, the Company also identified an interim material weakness relating to the design and operating effectiveness of management’s review controls over certain key assumptions that were utilized to determine fair value of reporting units in the Company’s interim goodwill impairment assessment conducted in the first quarter of 2024. In the fourth quarter of 2024, the Company conducted its annual goodwill impairment assessment for all reporting units and concluded that this interim material weakness was fully remediated as of December 29, 2024.
In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Ernst & Young with a copy of the foregoing disclosures and requested that Ernst & Young furnish the Company with a letter addressed to the SEC stating whether Ernst & Young agrees with such disclosures. A copy of Ernst & Young’s letter, dated March 3, 2025, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 4, 2025.
During the Company’s fiscal years ended December 29, 2024 and December 31, 2023 and subsequent interim period through February 28, 2025, neither the Company, nor any party on behalf of the Company, consulted with KPMG with respect to either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).
Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services
The Audit Committee is responsible for appointing, retaining, determining funding for, and overseeing the work of our independent registered public accounting firm. The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, which requires the Audit Committee to review and pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. Such pre-approvals are generally subject to specific guidelines based on the particular service or category of services and a specific budget, and in the case of non-audit services, such pre-approvals are also based on the requirements of the International Ethics Standards Board for Accountants. The Audit Committee may also pre-approve audit-related, tax or other services on a case-by-case basis. In assessing requests for services to be provided by our independent registered public accounting firm, the Audit Committee considers whether such services are consistent with the auditor’s independence, whether the

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independent registered public accounting firm is likely to provide the most effective and efficient services, and whether the services could enhance our ability to manage or control risk or improve audit quality.
All of the audit, audit-related, tax and other fees for services provided by Ernst & Young in fiscal years 2024 and 2023 (and as described in the footnotes to the table above) were approved in advance by the Audit Committee pursuant to these procedures.
Review and Approval of Related Party Transactions
The Audit Committee reviews relationships, transactions and arrangements in which (1) the Company was, is or will be a participant, (2) the amount involved exceeds $120,000 and (3) any director, nominee for director, executive officer or beneficial holder of more than 5% of our outstanding Common Stock, or any immediate family member of any of the foregoing had, has or will have a direct or indirect material interest (such transactions, “Interested Transactions”). Transactions involving compensation for services provided to us as an executive officer or director, among other limited exceptions, are deemed to have standing pre-approval by the Audit Committee. We have written policies and procedures for monitoring and seeking approval in connection with any Interested Transaction. Our legal department assists in monitoring Interested Transactions and the Audit Committee reviews, approves (or disapproves) or ratifies Interested Transactions. In considering whether to approve or ratify an Interested Transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the Interested Transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction arose in the ordinary course of business, and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of the Company’s Code of Business Conduct and Ethics. In addition, our written policy provides that no director may participate in the approval of an Interested Transaction for which they are a related party. If a quorum of the Audit Committee members are not disinterested with regard to a specific Interested Transaction, the transaction will be considered by the Board using the procedures set forth in the policy.
Related Party Transactions
The following is a summary of each transaction or series of similar transactions since January 1, 2024 or any currently proposed transaction, to which we were or are a party in which:
•the amount involved exceeds $120,000; and
•any of our directors, director nominees or executive officers, beneficial holders of more than 5% of our outstanding Common Stock or immediate family members of any of the foregoing had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under the “Executive Compensation” section or that were approved by the Compensation Committee.
Beneficial ownership of securities is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to such securities.
Stockholders Agreement
In May 2022, pursuant to a Business Combination Agreement entered into as of December 22, 2021 (the “Business Combination Agreement”), by and among Quidel, Ortho Clinical Diagnostics® Holdings plc (“Ortho”), QuidelOrtho and the other parties referenced therein, Quidel and Ortho consummated a business combination (the “Combinations”) and each of Quidel and Ortho became a wholly owned subsidiary of QuidelOrtho. In connection with the entry into the Business Combination Agreement, QuidelOrtho, Quidel and Ortho entered into a Principal Stockholders Agreement, dated as of December 22, 2021 (the “Stockholders Agreement”), with Carlyle Partners VI Cayman Holdings, L.P. (the “Carlyle Stockholder”), a beneficial owner of more than 5% of our Common Stock as of such date. The Stockholders Agreement provided, among other things, that:

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•Board Representation. So long as the Carlyle Stockholder held at least 12% of the outstanding shares of our Common Stock, then the Carlyle Stockholder was permitted to designate two (2) directors to the Board. If the Carlyle Stockholder held more than 5% but less than 12% of the outstanding shares of our Common Stock, then it was permitted to designate one (1) director to the Board. The Carlyle Stockholder was not permitted to designate any directors to the Board in the event that it held less than 5% of the outstanding shares of our Common Stock. In connection with the Business Combination Agreement, QuidelOrtho and the Carlyle Stockholder executed a letter agreement, pursuant to which QuidelOrtho agreed that, as of the closing of the Combinations, the designees to the Board would include two Carlyle designees.
•Registration Rights. The Stockholders Agreement granted the Carlyle Stockholder registrations rights, including demand rights and piggyback rights, each subject to certain limitations. The Carlyle Stockholder’s demand rights would expire in the event that the Carlyle Stockholder owned less than 5% of the outstanding shares of our Common Stock, and its other registration rights would expire on a holder-by-holder basis when a given Carlyle Stockholder owned less than 1% of the outstanding shares of our Common Stock, in each case, only if such Carlyle Stockholder could sell its shares of our Common Stock without volume or manner of sale restrictions under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).
•Corporate Opportunity Waiver. The Stockholders Agreement included a customary corporate opportunity waiver provision, duly adopted by the Board.
•Information Rights. The Stockholders Agreement provided the Carlyle Stockholder with (1) customary rights to financial information so long as the Carlyle Stockholder held more than 5% of the outstanding shares of our Common Stock and (2) additional access to information and Company management so long as the Carlyle Stockholder held more than 10% of the outstanding shares of our Common Stock.
On November 21, 2024, the Carlyle Stockholder completed its sale of all shares of our Common Stock held by it in a registered underwritten offering for approximately $291.7 million, and as a result, the Stockholders Agreement terminated pursuant to its terms. In connection with the offering and in accordance with the Stockholders Agreement, each of Messrs. Prutow and Schmidt (the two Carlyle designees) resigned from the Board, effective as of November 21, 2024. The Company did not sell any shares and did not receive any proceeds from the sale of the shares in the offering.
Shareholder Derivative Lawsuits
For a description of shareholder derivative lawsuits involving certain current and former executive officers and members of the Board, refer to Note 14 “Commitments and Contingencies” of our Consolidated Financial Statements in the Annual Report.
Compensation Committee
Members: Edward L. Michael (Chair), Mary Lake Polan, M.D., Ph.D., M.P.H. and Joseph D. Wilkins Jr.
The Compensation Committee is responsible for assisting the Board in discharging its oversight responsibilities relating to compensation of our executive officers and directors, including overall compensation structure, policies and programs. Under the Compensation Committee’s written charter, the specific duties of the committee include, among others: overseeing the Company’s overall compensation structure, policies and programs in which the executive officers participate and assessing whether such programs establish appropriate and adequate incentives to attract, develop and retain talent; administering, implementing, interpreting and construing the Company’s incentive compensation and equity-based compensation plans; making recommendations to the Board with respect to the Company’s incentive compensation and equity-based compensation plans that are subject to Board approval; in coordination with the Board Chair, reviewing and approving (or recommending to the Board for review and approval) corporate goals and objectives relevant to the compensation of our CEO, evaluating our CEO’s performance in light of such goals and objectives and determining (or recommending to the Board for determination) our CEO’s compensation level based on such

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evaluation; overseeing the evaluation process and compensation structure for our other executive officers and determining (or recommending to the Board for determination) the compensation for such executive officers; in coordination with the Board Chair, overseeing succession planning for our CEO; with the assistance of the Chairs of the Audit, Nominating and Governance, and Science and Technology Committees, overseeing succession planning for positions held by executive officers other than our CEO; overseeing the assessment of the risks related to the Company’s compensation policies and programs applicable to officers and employees; overseeing the administration of the Company’s clawback policies, and reviewing and approving (or recommending to the Board for review and approval) changes in the policies as appropriate; reviewing at least annually the compensation and benefits of directors for service on the Board and its committees and recommending any changes therein to the Board; and monitoring key human capital management matters, risks, strategies, policies and practices, including with respect to matters such as employee health and safety, inclusion and belonging, workplace environment and culture and talent development and retention. The Compensation Committee may delegate any of its duties and responsibilities to a subcommittee consisting of not less than two members of the Compensation Committee. The Compensation Committee also has the authority to engage, retain and determine funding for, at our expense and without further approval of the Board, such outside legal counsel, experts, compensation consultants and other advisors as it determines appropriate to assist it in the full performance of its functions.
In reviewing and overseeing our compensation programs and risks related to compensation matters, the Compensation Committee engaged an independent compensation consultant, Compensia, Inc. (“Compensia”), to conduct a risk assessment of the Company’s executive compensation policies and practices. Based on this compensation risk assessment by Compensia as well as their regular review of compensation policies and practices, both management and the Compensation Committee believe that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.
Compensation Committee Report
The Compensation Committee has reviewed the “Compensation Discussion and Analysis” in this Proxy Statement and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 29, 2024. This report is provided by the following independent directors, who comprise the Compensation Committee:
Compensation Committee
Edward L. Michael (Chair)
Mary Lake Polan, M.D., Ph.D., M.P.H.
Joseph D. Wilkins Jr.
Compensation Committee Interlocks and Insider Participation
Messrs. Michael and Wilkins and Dr. Polan are not current or former officers or employees of ours, and none has a material interest in any transaction that would be required to be disclosed in this Proxy Statement by Item 404 of Regulation S-K. There is no relationship that requires disclosure as a compensation committee interlock for purposes of Item 407(e)(4) of Regulation S-K.
Nominating and Governance Committee
Members: Kenneth J. Widder, M.D. (Chair), Kenneth F. Buechler, Ph.D. and Joseph D. Wilkins Jr.
The Nominating and Governance Committee is responsible for assisting the Board in identifying qualified individuals to become Board members; recommending to the Board the director nominees to be elected at each annual meeting of stockholders and to fill any vacancies on the Board; recommending to the Board the composition of the Board, its committees and the chairs thereof; monitoring

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and assessing the effectiveness of the Board; and performing a leadership role in shaping and monitoring our corporate governance, environmental and social policies. Under the Nominating and Governance Committee’s written charter, the specific duties of the committee include, among others: recommending to the Board candidates for appointment to the Board or for election or reelection to the Board at each annual stockholders’ meeting; recommending to the Board candidates to be appointed by the Board as necessary to fill vacancies and newly created directorships; developing and recommending to the Board criteria to identify and evaluate prospective candidates for the Board and periodically reviewing these criteria and recommending changes to the Board as appropriate; identifying, reviewing the qualifications of and recruiting candidates for appointment or election to the Board; overseeing the periodic evaluation of the Board, its committees and the contributions of each incumbent director; monitoring the independence of current directors and nominees; recommending to the Board the appropriate size, structure, composition and functioning of the Board and its committees, as well as candidates for appointment to Board committees and chairpersons thereof; reviewing directorships at other for-profit organizations offered to our directors and executive officers; reviewing Board succession planning; overseeing our corporate governance policies, including our Corporate Governance Guidelines; and overseeing and reviewing the overall adequacy of and risks related to our sustainability and environmental, social and governance (“ESG”) strategies, initiatives and policies, as well as communications with employees, investors and other stakeholders of the Company regarding environmental and social matters.
Science and Technology Committee
Members: Kenneth F. Buechler, Ph.D. (Chair), Edward L. Michael, Mary Lake Polan, M.D., Ph.D., M.P.H., Matthew W. Strobeck, Ph.D. and Kenneth J. Widder, M.D.
The Science and Technology Committee is responsible for assisting the Board in overseeing our innovation, new product development and research and development (“R&D”) activities. Under the Science and Technology Committee’s written charter, specific duties of the committee include, among others: reviewing with management and assessing the Company’s key strategy, programs, priorities and organizational structures related to innovation and R&D; reviewing and evaluating the Company’s progress in achieving its long-term strategic R&D goals and objectives; regularly reviewing the Company’s product and development pipeline and the competitiveness of the Company’s technology portfolio and pipeline; reviewing potentially disruptive science and technology trends, opportunities and risks; and reviewing significant scientific and technical challenges that the Company may be facing.
Meetings of Non-employee Directors
The non-employee members of the Board regularly meet in executive sessions without members of management in attendance.
Director Nominations
The Nominating and Governance Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating director candidates. Candidates may come to the attention of the Nominating and Governance Committee through current directors, professional search firms (which it engaged in 2024), stockholders or other persons. The Nominating and Governance Committee seeks to identify nominees who possess a wide range of experiences, skills, knowledge and areas of expertise and business judgment. Nominees must have the attributes described above in the “—Qualifications and Characteristics for Directors” section.
Once the Nominating and Governance Committee has identified a prospective nominee, the Board and the Nominating and Governance Committee will evaluate the suitability of the prospective nominee holistically through a merit-based process and in the context of the Board functions as a whole and in light of the then-current composition of the Board. The Board and the Nominating and Governance Committee will also consider a variety of other factors, including: the prospective nominee’s experience at a policy-

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making level; strategic thinking; depth of understanding of the Company’s industry, including relevant technology; leadership; objectivity; general understanding of marketing, finance and other disciplines relevant to the success of a publicly-traded company; sound principles of corporate governance in today’s business environment; and other attributes that would be expected to contribute to an effective Board. The Board and the Nominating and Governance Committee also seek to achieve a broad range of occupational and personal backgrounds on the Board. The Board and the Nominating and Governance Committee evaluate each individual with the objective of recruiting and proposing a slate of directors that can help drive the Company’s success and effectively represent stockholder interests through the exercise of sound and independent judgment, and leveraging its breadth of perspectives and experiences. As part of this vetting process, the Nominating and Governance Committee, as well as other members of the Board and the CEO, may conduct interviews with the candidates. If the Nominating and Governance Committee determines that a potential candidate meets the needs of the Board and has the desired qualifications, it recommends the candidate to the full Board for appointment or nomination and to the stockholders for election at the annual meeting.
The Nominating and Governance Committee will consider stockholder recommendations for director candidates. A stockholder may propose a person for consideration by the committee by submitting the individual’s name, qualifications and the information required under our Bylaws for nominating a director, as described under the “Meeting and Other Information—Stockholder Proposals and Director Nominations” section, to our Corporate Secretary, QuidelOrtho Corporation, 9975 Summers Ridge Road, San Diego, California 92121. The Nominating and Governance Committee will consider each stockholder-recommended candidate in the same manner and under the same criteria used to evaluate all other candidates.
In addition, stockholders who wish to nominate candidates for election to the Board pursuant to our advance notice Bylaws at any annual meeting must follow the procedures set forth in our Bylaws, including providing timely written notice, in proper form, of the intent to make such a nomination. To be timely, the notice must be received within the time frame discussed below in this Proxy Statement in the “Meeting and Other Information—Stockholder Proposals and Director Nominations” section. To be in proper form, the notice must, among other matters, include the information specified in our Bylaws.
Investor Engagement
The Board and management endeavor to maintain good relationships with our investors. We engage in regular dialogues with investors to discuss, among other things, the Company’s strategy and performance, governance practices, executive and director compensation, sustainability practices, and human capital management. Highlights of our investor engagement efforts during 2024 include participation in 12 investor conferences and large group meetings. In 2024, we held regular meetings or calls with investors, including with the majority of our top 50 stockholders. We value good relations with the Company’s stockholders and understand the importance of effectively communicating the Company’s operational and financial performance as well as its future strategy. The Board and management consider voting results and stockholder feedback and make enhancements to our governance practices as appropriate.
Our stockholders may communicate with the Board, a committee of the Board or an individual director by sending a letter addressed to the Board, a committee or a director, c/o the Corporate Secretary, QuidelOrtho Corporation, 9975 Summers Ridge Road, San Diego, California 92121. All communications will be compiled and reviewed by our Corporate Secretary, who will determine whether the communication is appropriate for presentation to the Board or the particular committee or director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).
Director Attendance at Stockholder Meetings
The Board encourages and expects our directors to attend our annual meetings of stockholders. All of our directors then-serving on the Board attended the 2024 annual meeting of stockholders.

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Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. If we make amendments to certain provisions of the code or grant any waivers, including any implicit waivers, to our executive officers and directors, we intend to disclose the nature of such amendment or waiver on our website at www.quidelortho.com or in a Current Report on Form 8-K, within four business days following the date of the amendment or waiver, to the extent required by applicable rules and regulations.
Insider Trading Policy
We have adopted an Insider Trading Compliance Policy (the “Insider Trading Policy”) and related procedures governing the purchase, sale and other transactions in Company securities by the Company’s directors, officers, employees and temporary workers, as well as the Company itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and Nasdaq listing standards.
Access to Corporate Governance Documentation and Other Information Available on Our Website
Our Code of Business Conduct and Ethics, the current charters for each of the Audit, Compensation, Nominating and Governance and Science and Technology Committees and our Corporate Governance Guidelines are accessible via our website at www.quidelortho.com through the “Investor Relations” link under the heading “Governance.”
Commitment to Sustainability Matters
We are driven by a purpose to improve the quality of life for people all over the world through our diagnostic solutions by providing vital health information when and where it’s needed most. We champion an authentic culture of service, empowering every employee to do their best. We strive to create innovative products that are efficient, trusted, accessible and environmentally responsible to support practitioners and provide better outcomes for patients. Through our corporate actions in the areas of environmental sustainability, social responsibility, ethics and corporate governance, and supply chain responsibility, we seek to positively impact our communities and stakeholders while driving value for our stockholders. The Board oversees these activities – with (1) the Nominating and Governance Committee overseeing and reviewing the overall adequacy of and risks related to the Company’s sustainability and ESG strategies, initiatives and policies; (2) the Audit Committee overseeing the Company’s public reporting regarding ESG matters, including disclosures related to climate change risk and the Company’s greenhouse gas emissions, and discussing with management related risks, controls and procedures; and (3) the Compensation Committee overseeing key human capital management matters, risks, strategies, policies and practices, including with respect to matters such as employee health and safety, inclusion and belonging, workplace environment and culture and talent development and retention.
We published our 2023 Sustainability Report on our website at www.quidelortho.com, which reflects our commitment to promoting sustainable practices and addressing sustainability risks and opportunities. We intend to further develop our sustainability goals and strategy as described in the Sustainability Report. For additional information on our sustainability efforts, refer to our 2023 Sustainability Report.

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Director Compensation
The current compensation and benefits program for non-employee directors is designed to achieve the following goals: compensation should fairly pay directors for work required for a company of our size and scope; compensation should align directors’ interests with the long-term interests of our other stockholders; and the structure of the compensation should be simple, transparent and easy for stockholders to understand. The Director Compensation Table below includes the following compensation elements for 2024: annual cash retainers; deferred compensation program for non-employee directors; and annual equity awards.
Annual Cash Retainers
The Chair of the Board currently receives an annual cash retainer of $150,000. Each of the other non-employee directors receives an annual cash retainer of $75,000. Messrs. Prutow and Schmidt served as directors on the Board until their resignations in November 2024. Mr. Schmidt, who is an employee of the Carlyle Stockholder, was designated to the Board by the Carlyle Stockholder pursuant to the Stockholders Agreement. On May 27, 2022, the Company, Mr. Schmidt and the Carlyle Stockholder entered into an agreement, pursuant to which Mr. Schmidt agreed that the Carlyle Stockholder would be the beneficiary recipient of the annual cash retainer relating to Mr. Schmidt’s service on the Board for so long as Mr. Schmidt is an employee of the Carlyle Stockholder, and the Company agreed to pay the annual cash retainer to the Carlyle Stockholder. Accordingly, Mr. Schmidt did not receive an annual cash retainer for his service on the Board in his personal capacity due to his employment with the Carlyle Stockholder. Instead, the Carlyle Stockholder received a pro-rated annual remuneration of $43,334 for Mr. Schmidt’s service on the Board during 2024. Although Mr. Prutow was also designated to the Board by the Carlyle Stockholder, he is not an employee of the Carlyle Stockholder and received a pro-rated annual cash retainer of $60,833 for his service on the Board in 2024 in his personal capacity.
The Chair of each of the Audit Committee, Compensation Committee, Nominating and Governance Committee and Science and Technology Committee currently receives an additional annual cash retainer of $25,000, $20,000, $15,000 and $15,000, respectively. All annual cash retainer fees are pro-rated and paid on a quarterly basis.
Deferred Compensation Program for Non-employee Directors
In December 2010, the Board adopted a deferred compensation program for non-employee directors that began in 2011. In November 2023, the Compensation Committee adopted the QuidelOrtho Board Deferred Compensation Plan, which documented the deferred compensation program for non-employee directors for administrative purposes and amended the vesting terms for the Covered Fees RSUs (as defined below). Under the Board Deferred Compensation Plan, participating directors may elect on a yearly basis (for the yearly period between the Company’s annual meetings of stockholders) to receive 50% or 100% of the cash value of the director’s (1) annual retainer fee and (2) compensation for service as a Chair of any of the Board’s standing committees (collectively, the “Covered Fees”) in the form of restricted stock units (“RSUs”), which vest quarterly in equal installments on or around the same date the Company makes quarterly cash payments of the Covered Fees to non-participating directors. Participating directors also receive an additional premium on such percentage of the Covered Fees in the form of additional RSUs, which are subject to a one-year vesting requirement (the “Director Premium RSUs”). The additional premium applicable to the Director Premium RSUs is determined based on the length of time of the deferral period (between the grant date and the date the shares of Common Stock underlying the RSUs are to be issued) selected by the participating director as follows: (1) if one (1) year from the grant date, a premium of 10% on the amount of the Covered Fees deferred; (2) if two (2) years from the grant date, a premium of 20% on the amount of the Covered Fees deferred; or (3) if four (4) years from the grant date, a premium of 30% on the amount of the Covered Fees deferred. The RSUs are currently granted under the 2018 Plan (or applicable successor plan) on the sixth business day following the date of the applicable

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annual meeting of stockholders, and the number of shares awarded as RSUs is calculated based on the closing price of our Common Stock on the grant date.
The non-employee directors listed below made the following elections under the 2024 Board Deferred Compensation Plan and were granted the following amounts of Covered Fees RSUs and Director Premium RSUs. Messrs. Chiminski and Huennekens were not eligible to participate in the 2024 Board Deferred Compensation Plan because their service on the Board commenced after the election period. Mr. Schmidt was not eligible to participate in the 2024 Board Deferred Compensation Plan for the reason discussed above.

Name	Amount Deferred (%)	Deferral Period	Covered Fees RSUs (#)	Director Premium RSUs (#)

Kenneth F. Buechler, Ph.D.	100	4 years	3,873	1,161
Evelyn S. Dilsaver	—	N/A	N/A	N/A
Edward L. Michael	100	4 years	2,230	669
Mary Lake Polan, M.D., Ph.D., M.P.H.	100	4 years	1,760	528
James R. Prutow(1)	100	2 years	1,760	352
Ann D. Rhoads	50	2 years	1,173	234
Matthew W. Strobeck, Ph.D.	—	N/A	N/A	N/A
Kenneth J. Widder, M.D.	100	4 years	2,112	633
Joseph D. Wilkins Jr.	—	N/A	N/A	N/A
1.Mr. Prutow resigned from the Board in November 2024. The unvested portion of his Covered Fees RSUs (880 shares) and his Director Premium RSUs (352 shares) were forfeited as a result of his resignation.
Annual Equity Awards
The Board provides an annual equity award to each non-employee director with a grant date value of $210,000, typically in the form of time-based RSUs. The RSUs are currently granted under the 2018 Plan (or applicable successor plan) on the sixth business day following the date of the applicable annual meeting of stockholders, and the number of shares awarded as RSUs is calculated based on the closing price of our Common Stock on the grant date. Accordingly, on May 22, 2024, a grant of 4,929 RSUs was made to each non-employee director (other than Messrs. Chiminski, Huennekens and Schmidt). The RSUs vest on the first anniversary of the grant date. Messrs. Chiminski and Huennekens were appointed to the Board in December 2024 and each received a pro-rated annual equity award of 2,523 RSUs with a grant date value of $96,393. Mr. Schmidt was not eligible to receive equity awards for the reason discussed above.

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Director Compensation Table
The following table sets forth information relating to the compensation of our directors for the fiscal year ended December 29, 2024, other than our current CEO and former CEO who each did not receive additional compensation as a director:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)

Kenneth F. Buechler, Ph.D.	162,500	259,459	421,959
John R. Chiminski(3)	—	96,393	96,393
Evelyn S. Dilsaver	73,750	210,000	283,750
R. Scott Huennekens(3)	—	96,393	96,393
Edward L. Michael	93,750	238,499	332,249
Mary Lake Polan, M.D., Ph.D., M.P.H.	73,750	232,493	306,243
James R. Prutow(4)	60,833	224,995	285,828
Ann D. Rhoads	98,750	219,968	318,718
Robert R. Schmidt(4)	43,334	—	43,334
Matthew W. Strobeck, Ph.D.	73,750	210,000	283,750
Kenneth J. Widder, M.D.	88,750	236,966	325,716
Joseph D. Wilkins Jr.	73,750	210,000	283,750
1.This column reports the amount of Covered Fees, including cash payments or Covered Fees deferred in exchange for RSUs (“Covered Fees RSUs”). As discussed above, Mr. Schmidt did not receive an annual cash retainer for his service on the Board in his personal capacity due to his employment and affiliation with the Carlyle Stockholder. Instead, in 2024, the Carlyle Stockholder received a pro-rated annual remuneration of $43,334 for Mr. Schmidt’s service on the Board. Such amount is reflected in this column for Mr. Schmidt, but paid directly to the Carlyle Stockholder. The amounts for Messrs. Chiminski, Huennekens, Prutow and Schmidt have been pro-rated for the respective time periods they served as directors in 2024.
2.This column represents the grant date fair value with respect to the RSUs and Director Premium RSUs granted in 2024. For additional information on the valuation assumptions with respect to the 2024 grants, see the “—Annual Equity Awards” section above and Note 13 of our Consolidated Financial Statements in the Annual Report. At December 29, 2024, the aggregate number of RSUs, including Covered Fees RSUs and Director Premium RSUs, held by each non-employee director was: Dr. Buechler 23,882 shares; Mr. Chiminski 2,523 shares; Ms. Dilsaver 5,411 shares; Mr. Huennekens 2,523 shares; Mr. Michael 11,146 shares; Dr. Polan 15,954 shares; Ms. Rhoads 7,546 shares; Dr. Strobeck 4,929 shares; Dr. Widder 10,793 shares; and Mr. Wilkins Jr. 4,929 shares. At December 29, 2024, the aggregate number of stock options held by each non-employee director was: Dr. Buechler 23,898 shares; Dr. Strobeck 259 shares; and Dr. Widder 19,107 shares. At December 29, 2024, Mr. Schmidt did not hold any outstanding equity awards as of such date. Mr. Prutow’s annual equity award and Director Premium RSUs and the unvested portion of his Covered Fees RSUs for 2024 were canceled as a result of his resignation from the Board in November 2024.
3.Messrs. Chiminski and Huennekens joined the Board in December 2024.
4.Messrs. Prutow and Schmidt resigned from the Board in November 2024.

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Director Compensation	Table of Contents
2025 Director Compensation
Consistent with the Compensation Committee’s annual review of our director compensation program, the Compensation Committee reviewed the amount of compensation paid to our non-employee directors. In connection with its review of our director compensation program, the Compensation Committee engaged Compensia and considered its advice, as well as other information. Upon the conclusion of this process, the Compensation Committee determined and recommended to the Board that there would be no change to director compensation in 2025 from the previous year.
Director Stock Ownership Guidelines
We believe that each director should have a meaningful equity investment in our Company. Our stock ownership guidelines require non-employee directors to retain and hold shares of our Common Stock equal to five times their respective annual cash retainer. Directors have five years from the later of (1) their election or appointment to the Board and (2) May 27, 2022 (the closing date of the Combinations) to satisfy the stock ownership guidelines. All of our directors meet these stock ownership guidelines or are in compliance with the guidelines by retaining shares of Common Stock until compliance is reached. For additional information on our stock ownership guidelines, see the “Executive Compensation—Compensation Discussion and Analysis—Stock Ownership Guidelines” section.

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Executive Officers
Our current executive officers are Brian J. Blaser, Joseph M. Busky, Lee Bowman, Michelle A. Hodges, Philip D. McLellan and Jonathan P. Siegrist. The ages and positions of our current executive officers are listed below, followed by a discussion of their business experience. There are no family relationships among any of our directors or executive officers.
Brian J. Blaser, age 60, became our President and CEO in May 2024. Prior to joining us, Mr. Blaser served as Executive Vice President, Diagnostic Products of Abbott Laboratories, a global medical device company, from 2012 to June 2019, where he oversaw the company’s global diagnostics organization, including its core laboratory, point of care, rapid diagnostics and molecular diagnostics businesses. Prior to that role, Mr. Blaser served in various strategic, operational and diagnostic roles at Abbott Laboratories, since joining the company in 2004. Previously, he served in various leadership positions in operations, finance and engineering at the Ortho Clinical Diagnostics division of Johnson & Johnson, Eastman Kodak and General Motors. Mr. Blaser served on the board of directors of Quanterix Corp., a life sciences company, from 2023 to 2024. He also served on the board of directors of Meridian Bioscience Inc. and as senior advisor to McKinsey & Company. He currently serves as the Advisory Council Chair of the University of Dayton School of Engineering and a director of Advanced Medical Technology Association. Mr. Blaser received his M.B.A. with a Finance concentration from the Rochester Institute of Technology and his B.Sc. in Mechanical Engineering Technology from the University of Dayton.
Joseph M. Busky, age 57, became our CFO in May 2022. Prior to joining us, Mr. Busky served as Chief Financial Officer of Ortho from July 2020 to May 2022 and of Vyaire Medical, Inc., a global medical device company, from 2018 to 2020, as Chief Executive Officer of Qualtek, an infrastructure solutions company, from 2017 to 2018, and as Chief Financial Officer of FDH Velocitel from 2015 to 2017. Prior to 2015, he spent 11 years at Siemens Medical Solutions Diagnostics/Dade Behring Holdings, Inc. in various leadership and finance roles. Mr. Busky received his M.B.A. with a Finance concentration, as well as his B.B.A. in Accounting, from Loyola University. He also holds a C.P.A. certification in Maryland from the American Institute of Certified Public Accountants.
Lee Bowman, age 46, became our Chief Human Resources Officer in August 2024. Prior to joining us, Mr. Bowman served as Senior Vice President and Chief People Officer of RadNet, a diagnostic imaging services company, from May 2022 to November 2023, and as Senior Vice President, Global Human Resources of Edwards Lifesciences, a healthcare technology company, from 2019 to 2022, where he oversaw global human resources operations, organizational effectiveness and innovation. Mr. Bowman received his M.B.A. from San Diego State University and his B.S. in Psychology from Towson University.
Michelle A. Hodges, J.D., age 65, became our Chief Legal Officer (“CLO”) in December 2024 and has served as our Corporate Secretary since May 2023 and as our Senior Vice President (“SVP”), General Counsel from December 2020 to December 2024. Prior to joining us, Ms. Hodges was a corporate lawyer with the law firm of Gibson, Dunn & Crutcher LLP from December 1996 to November 2020, including most recently as a partner from 2005. Ms. Hodges received her J.D. and M.B.A. from UCLA and her B. Hort. Sci. degree from Massey University, New Zealand.
Philip D. McLellan, age 56, became our Chief Operations Officer in November 2024 and has served as our SVP of Operations from November 2020 to November 2024. Prior to joining us, Mr. McLellan led the division operations teams for several different life sciences divisions at Thermo Fisher Scientific for 11 years, including the Laboratory Consumables, Genetic Analysis, and Bioproduction businesses. Prior to that, he had several global automotive manufacturing roles with Toyota Motor Manufacturing for 13 years. Mr. McLellan received his B.S. in Mechanical Engineering from Georgia Institute of Technology.
Jonathan P. Siegrist, age 43, became our Executive Vice President (“EVP”) of R&D and Chief Technology Officer (“CTO”) in October 2024. Prior to joining us, Dr. Siegrist served in various senior R&D positions during his tenure at Cepheid, a molecular diagnostics company, since 2011, including as Chief Technology Officer and Head of Assay R&D from December 2023 to October 2024, as Chief

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Executive Officers	Table of Contents
Technology Officer from 2021 to 2023, and as Vice President, Technology & Innovation from 2018 to 2021. In these roles, he was responsible for leading R&D teams to pursue new technologies, assays and systems. Dr. Siegrist received his Ph.D. and Master of Science in Biomedical Engineering from the University of California, Irvine and his B.S. in Electrical Engineering from the University of California, Los Angeles.

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Executive Compensation
Compensation Discussion and Analysis
Throughout this Proxy Statement, the individuals who served as our CEO and CFO at any time during fiscal year 2024, as well as the other individuals listed in the Summary Compensation Table below, are referred to as the “Named Executive Officers” or “NEOs.” For 2024, our NEOs are as follows:
•Brian J. Blaser, President and CEO (effective as of May 6, 2024);
•Douglas C. Bryant, former President and CEO (involuntarily terminated from the Company in February 2024);
•Joseph M. Busky, CFO;
•Michelle A. Hodges, CLO;
•Philip D. McLellan, COO (effective as of November 15, 2024);
•Jonathan P. Siegrist, EVP of R&D and CTO (effective as of October 7, 2024);
•Robert J. Bujarski, former interim President, EVP and COO (involuntarily terminated from the Company in November 2024);
•Michael S. Iskra, former interim CEO, EVP and CCO (involuntarily terminated from the Company in November 2024); and
•Patrick E. Klein, former SVP, Chief Administrative Officer (“CAO”) (involuntarily terminated from the Company in March 2024).
Executive Summary
We were pleased with our 2024 business performance and ended the year with positive momentum leading into 2025. The growth of our underlying business with its recurring revenue business model continued to perform well. In addition, we made excellent progress on implementing our cost-savings initiatives that were defined in 2024. We expect that these initiatives will help us operate more effectively and deliver incremental margin improvement in 2025 and beyond. Among the financial highlights for 2024 were:
•full year 2024 revenue of $2.8 billion, as reported;
◦non-respiratory revenue of $2.3 billion, as reported;
◦respiratory revenue of $504 million, as reported;
•Labs revenue growth of 3% as reported and 4% in constant currency, excluding COVID-19 and non-core revenues(1); and respiratory revenue growth of 4% as reported and in constant currency, excluding COVID-19 revenue.
1.Full year 2024 non-core revenue includes revenue from contract manufacturing.
Constant currency Labs revenue growth, excluding COVID-19 and non-core revenues, and constant currency respiratory revenue growth, excluding COVID-19 revenue, are not financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, see Appendix A to this Proxy Statement.
We believe that the compensation to our NEOs aligned well with both our performance in 2024 and the objectives of our executive compensation program.

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Executive Compensation	Table of Contents
Overview and Philosophy
The core objectives of our compensation program continue to be to (1) support our mission, strategic imperatives and values by adopting a “pay-for-performance” philosophy that provides incentives to our executive officers and employees that are designed to support these core principles; (2) create stockholder value and align the interests of management with those of our stockholders; and (3) attract, retain and motivate highly qualified and experienced executives. To advance these objectives, our compensation program is designed with the following principles:
•provide an opportunity for the Company to communicate to our executive officers our performance expectations and priorities directly through the selection of financial and other performance measures on which executive compensation is based, and align payouts with achievement of those performance measures;
•align compensation so that management shares in the value created from their efforts and the Company’s compensation expense is correlated to its profitability and stockholder returns;
•balance rewards appropriately between efforts and results;
•offer a competitive total compensation opportunity; and
•provide a significant portion of total compensation paid to our executive officers in equity and dependent upon the achievement of performance goals of the Company.
Our compensation program focuses on both short and long-term performance results of the Company and consists of three key elements: (1) base salaries, which reflect individual positions and responsibilities; (2) annual cash incentive opportunities, which are a function of the short-term performance of the Company and the individuals; and (3) long-term equity incentive opportunities under our equity incentive programs, generally in the form of grants of stock options, time-based RSUs and/or performance-based RSUs, which link the interests of our executive officers with our other stockholders. We may also make special compensation awards, as appropriate, to recognize changes in responsibilities and outstanding performance. Each of our compensation elements is designed to simultaneously fulfill one or more of our core compensation objectives.
When setting compensation for 2024 and in determining compensation policies, the Compensation Committee continued its engagement of Compensia to advise on the Company’s executive compensation program. The Compensation Committee considered the advice of Compensia and continued to apply the same general compensation principles and philosophy. The Compensation Committee also considered the results of the stockholder advisory vote on executive compensation that took place at the 2024 annual meeting of stockholders. In that vote, which was advisory and not binding, our stockholders approved the compensation of our named executive officers as disclosed in the Proxy Statement for the 2024 annual meeting of stockholders with over 94% of votes cast in favor of the compensation of our named executive officers.
Administration
The Compensation Committee administers the Company’s executive compensation program and approves (or recommends to the Board for approval) base salaries of all executive officers, including those of the NEOs. The Compensation Committee is responsible for reporting to the Board and administering all other elements of executive compensation, including annual cash bonuses and equity awards.
Use of Independent Compensation Consultant
The Compensation Committee retains compensation consultants, such as Compensia, to assist it in assessing the competitiveness of the NEOs’ compensation. Pursuant to the factors set forth in Item 407 of Regulation S-K of the Exchange Act, the Compensation Committee has reviewed the independence of Compensia and conducted a conflicts of interest assessment (taking into consideration factors specified in the Nasdaq listing standards) and has concluded that Compensia is independent and its work for the Compensation Committee has not raised any conflicts of interest. No other fees were paid to Compensia except fees related to its services to the Compensation Committee.

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Table of Contents	Executive Compensation
Compensation Program Design and Key Elements Used to Achieve Compensation Objectives
The Compensation Committee generally reviews our executive compensation practices on an annual basis. As an initial step of this review process, the Compensation Committee, with the support of Compensia and management, reviews the composition of our peer group. The overall purpose of this peer group is to provide a market frame of reference for evaluating our current or proposed compensation arrangements, understanding compensation trends among comparable companies, and reviewing other compensation-related topics that may arise. The companies in our peer group are selected based on various criteria, including revenue and market capitalization. Our 2024 peer group was drawn from publicly-traded biotechnology, healthcare equipment, healthcare supplies and life sciences tools and services companies, headquartered in the United States with:
•annual revenue generally between $1.24 billion and $7.75 billion; and
•market capitalization generally between $1.4 billion and $23.7 billion.
For 2023 and 2024, the following peer group companies were used for compensation comparisons:
2023 Peer Group:

Align Technology, Inc.	Masimo Corporation
Dentsply Sirona Inc.	ResMed, Inc.
DexCom, Inc.	Teladoc Health, Inc.
Emergent BioSolutions, Inc.	Teleflex, Inc.
Envista Holdings Corporation	The Cooper Companies, Inc.
EXACT Sciences Corporation	Veeva Systems Inc.
Hologic, Inc.	Waters Corporation
IDEXX Laboratories, Inc.	West Pharmaceutical Services, Inc.
Insulet Corporation	Zimmer Biomet Holdings, Inc.
Integra LifeSciences Holdings Corporation
2024 Peer Group:

Align Technology, Inc.	Insulet Corporation
Bio-Rad Laboratories, Inc.	Integra LifeSciences Holdings Corporation
Bruker Corporation	Masimo Corporation
Dentsply Sirona Inc.	PerkinElmer, Inc.
Enovis Corporation	Teladoc Health, Inc.
Envista Holdings Corporation	Teleflex, Inc.
EXACT Sciences Corporation	The Cooper Companies, Inc.
Hologic, Inc.	Waters Corporation
ICU Medical, Inc.	West Pharmaceutical Services, Inc.

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The Compensation Committee reviews and updates the peer group periodically so that the peer group companies satisfy certain selection criteria. As a result of the review of the 2023 peer group, the following updates were made to establish the 2024 peer group:
•DexCom, IDEXX Laboratories, ResMed, Veeva Systems and Zimmer Biomet Holdings were removed due to each company’s market capitalization being positioned above the selection criteria range;
•Emergent BioSolutions was removed due to its revenue and market capitalization falling below the selection criteria range; and
•Bio-Rad Laboratories, Bruker, Enovis, ICU Medical and PerkinElmer were added based on our revenue and market capitalization selection criteria.
When our 2024 peer group was approved by the Compensation Committee in March 2023, our then-current revenue and market capitalization were at approximately the 73rd percentile and the 22nd percentile of our 2024 peer group, respectively.
The Compensation Committee utilizes independent compensation consultants, including Compensia. To analyze the compensation practices of the companies in our peer group, Compensia gathers compensation data from public filings and from the Radford McLagan Compensation Database (“Radford Survey”) for a customized set of companies participating in the Radford Survey. The Compensation Committee refers to this market data in designing our executive compensation program and in setting moderate, yet competitive compensation. The Compensation Committee does not have a philosophy of setting compensation based on specific formulaic benchmarking comparisons.
The cash components of base salary and annual cash bonus are targeted to be moderate, yet competitive in relation to base salaries and annual cash bonuses paid to executive officers in similar positions at comparable companies.
Our 2024 long-term equity incentive program for our NEOs included equity awards in the form of non-qualified stock options, time-based RSUs and/or performance-based RSUs. The vesting for both non-qualified stock options and time-based RSUs for typical annual equity awards is over a three-year period, with equal installments of the underlying shares of Common Stock vesting each year on the anniversary of the grant date, with certain exceptions. Performance-based RSUs are subject to vesting criteria based on the achievement of certain Company performance goals.
Stock Option and RSU Grant Practices
As discussed above, the Company uses stock options as part of its overall compensation program. Stock options provide individuals with the right to purchase a specified number of shares of our Common Stock at a specific price. The Company sets the exercise price of the stock options that it awards at or above the closing price of our Common Stock on the grant date. Accordingly, the stock option will have value to the individual generally only if they continue their service to the Company during the vesting period and generally only if and to the extent that the market price of the underlying shares of Common Stock appreciates over the option term.
The Company also uses time-based and performance-based RSUs as part of its overall compensation program. RSUs provide individuals with the right to receive shares of our Common Stock upon a specified vesting schedule or performance vesting criteria. Accordingly, RSUs will have value to the individual generally only if they continue their service to the Company during the vesting period and in the case of performance-based RSUs, generally only if the performance vesting criteria are met. RSUs will have increased value to the individual to the extent that the market price of the underlying shares of Common Stock appreciates, and the value of performance-based RSUs will also depend on the degree to which performance criteria are met.
Awards of equity-based compensation to our executive officers, such as stock options and RSUs, are determined and approved by the Compensation Committee or the Board. Equity awards are typically granted at the time of hire for executive officers and then annually as part of the overall executive compensation review. Specific terms of the equity awards are determined based on the individual’s position in the organization, the applicable annual equity incentive program, guidance of compensation consultants,

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Table of Contents	Executive Compensation
relevant compensation survey data and peer group compensation practices, as discussed above under the “—Compensation Program Design and Key Elements Used to Achieve Compensation Objectives” section.
For executive officers, new hire grants are approved by the Compensation Committee or the Board when the executive officer’s hire is approved, with the actual equity award grant issued on the 15th of the month following the first date of employment. For stock options, the exercise price is set at the closing price of our Common Stock on that date. Equity awards granted under our annual equity incentive program are generally made as of the date of Compensation Committee or Board approval. Such approval typically occurs prior to the end of the first quarter in each calendar year, with grants effective on the date of Compensation Committee or Board approval, and for stock options, at an exercise price at or above the closing price of our Common Stock on the grant date.
From 2017 to 2024, the Compensation Committee more evenly allocated annual equity awards between stock options and RSUs, with 50% of the number of shares awarded in the form of non-qualified stock options and 50% of the number of shares awarded in the form of RSUs. In addition, the Compensation Committee has determined it would be in the best interest of stockholders to utilize a greater percentage of performance-based equity awards to incentivize our CEO and other senior executive officers to achieve certain Company performance goals. Accordingly, in February 2024, the Compensation Committee approved a significant change to the Company’s RSU grant practices, giving much greater weight to performance-based RSUs for our senior executive officers, beginning with fiscal year 2024. A more detailed discussion of this significant change is provided below under the “—Annual Long-term Equity Incentive Awards” section. The Compensation Committee continued this grant practice in 2025 by granting a greater percentage of equity awards to Messrs. Blaser and Busky in the form of performance-based RSUs. A more detailed discussion of these performance-based RSUs is provided below under the “—2025 Compensation Actions” section. For any additional equity awards in 2025 and beyond, the Compensation Committee currently intends to continue to grant a percentage of senior executive officers’ equity awards in the form of performance-based awards.
In 2024, the Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity-based awards, including stock options, and the Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, the Compensation Committee granted stock option awards to Ms. Hodges and Mr. Klein within the period beginning four business days before our filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information (other than a current report on Form 8-K disclosing a material new stock option award under Item 5.02(e) of such Form 8-K), and ending one business day after the filing or furnishing of such report. These option grants to Ms. Hodges and Mr. Klein were part of the annual equity grants to executive officers and the broader 2024 executive compensation program that the Compensation Committee approved at its regularly scheduled quarterly meeting on February 8, 2024. The following information regarding these option grants is provided in accordance with SEC rules:

Name	Grant Date	Number of Securities Underlying Award	Exercise Price	Grant Date Fair Value
Percentage Change in the Closing
Market Price of the Securities
Underlying the Award Between the
Trading Day Ending Immediately
Prior to the Disclosure of Material
Nonpublic Information and the
Trading Day Beginning
Immediately Following the
Disclosure of Material
Nonpublic Information

Michelle A. Hodges CLO	02/08/2024	9,593	$67.02	$356,357.00	(34.9)%
Patrick E. Klein Former SVP, CAO	02/08/2024	9,593	$67.02	$356,357.00	(34.9)%

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Base Salary
Base salaries are reviewed annually and are targeted to be moderate, yet competitive in relation to base salaries paid to executive officers in similar positions at comparable companies. With the exception of our CEO, whose performance is reviewed directly by the Board, performance of all other executive officers is reviewed through regular conversations on goals and achievement with our CEO in consultation with the Compensation Committee (and/or the Board).
In 2024, in connection with setting base salaries for our executive officers, the Compensation Committee considered the advice of Compensia and referred to a custom report prepared by Compensia from data contained in the 2024 Radford Survey. The base salary for each executive officer was determined by taking into account such executive officer’s experience and skills and comparable data for base salaries for executives in similar positions.
In November 2024, the Compensation Committee approved base salary adjustments for Mr. Busky and Ms. Hodges due to their respective increased responsibilities resulting from the Company’s leadership reorganization and for Mr. McLellan due to his promotion to COO. The Compensation Committee determined these base salary adjustments in consultation with Compensia. The adjusted base salaries are set forth in the table below and are inclusive of 2025 merit increases for Messrs. Busky and McLellan and Ms. Hodges.
The following table sets forth annual base salaries for the NEOs as of December 31, 2023 and December 29, 2024:

Name	2023 Base Salary ($)		2024 Base Salary ($)

Brian J. Blaser President and CEO	—	(1)	1,000,000	(1)
Douglas C. Bryant Former President and CEO	1,060,875		—	(2)
Joseph M. Busky CFO	569,250		680,000
Michelle A. Hodges CLO	517,500		625,000
Philip D. McLellan COO	388,125	(3)	515,000
Jonathan P. Siegrist EVP of R&D and CTO	—	(4)	575,000	(4)
Robert J. Bujarski Former Interim President, EVP and COO	621,000		—	(2)
Michael S. Iskra Former Interim CEO, EVP and CCO	621,000		—	(2)
Patrick E. Klein Former SVP, CAO	500,000		—	(2)
1.Mr. Blaser became our President and CEO effective as of May 6, 2024, and therefore did not receive a base salary in 2023 and received a pro-rated amount of his base salary in 2024.
2.Mr. Bryant was involuntarily terminated from the Company in February 2024, each of Messrs. Bujarski and Iskra was involuntarily terminated from the Company in November 2024 and Mr. Klein was involuntarily terminated from the Company in March 2024, and therefore their respective base salaries as of December 29, 2024 are not shown. They received pro-rated amounts of their respective base salaries in 2024.
3.Mr. McLellan was promoted to COO effective as of November 15, 2024, and therefore his 2023 base salary shown was his salary in his prior role.
4.Dr. Siegrist became our EVP of R&D and CTO effective as of October 7, 2024, and therefore did not receive a base salary in 2023 and received a pro-rated amount of his base salary in 2024.

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Table of Contents	Executive Compensation
Annual Cash Incentive Program
Our annual cash incentive program provides executive officers the opportunity to receive competitive levels of annual cash bonuses and is designed to reward them for their contributions to the Company’s annual corporate objectives and for their individual performance. Under our annual cash incentive program, each participating executive officer is entitled to receive a cash bonus based on achievement of certain corporate goals and their individual performance in the particular fiscal year. Corporate and individual performance goals and bonus payouts are calibrated to strike the appropriate balance between being reasonably achievable, and thereby motivating executives, and targeting improved performance. The balance is intended to result in the Company receiving an appropriate return on its investment in the annual cash incentive program. Corporate performance goals are selected to require sustained performance and results from executive officers. Individual performance goals are tailored for each executive’s area of expertise and responsibilities and designed to advance the Company’s strategy, objectives and initiatives. Each eligible executive officer’s potential cash bonus under the annual cash incentive program is expressed as a percentage of base salary as of the end of the fiscal year.
In March 2024, the Compensation Committee approved a cash incentive plan applicable to our executive officers and certain other employees for the 2024 fiscal year, the final corporate performance goals of which were approved in May 2024, and certain other terms of which were amended in May 2024 and August 2024 (the “2024 Cash Incentive Plan”). For executive officers, the 2024 Cash Incentive Plan had two components to determine their bonus payout: (1) corporate performance, which comprised 70% of their bonus payout (the “Company Component”), and (2) individual performance, which comprised 30% of their bonus payout (the “Individual Component”). The Company Component was predicated upon achievement of both (1) revenue targets and (2) Adjusted EBITDA targets, each as determined by the Compensation Committee and/or the Board (the “Financial Targets”). Each of these Financial Targets included targets at minimum, plan/target and maximum payout. The minimum targets serve as the threshold level of performance upon which the incentive pool would begin to fund for that Financial Target. Achievement of the Financial Target at plan/target earns the target cash incentive opportunity. The maximum targets serve as the point at which executive officers earn the highest possible cash incentive opportunity for that Financial Target. Bonus payouts were calculated along a linear continuum of the Financial Targets from minimum to plan/target and from plan/target to maximum. The Compensation Committee may adjust the Financial Targets to take into account acquisitions and divestitures (so that executive officers are not rewarded or penalized for the financial impact of transactions that were not anticipated when the Financial Targets were originally set) and may exercise discretion in modifying bonus payouts to take into account significant events that were not contemplated under the plan, including unexpected changes in the prevalence of respiratory disease. The target for Adjusted EBITDA must be met to initiate payment under the 2024 Cash Incentive Plan, unless, in the sole judgment of the Compensation Committee, there are compelling reasons to grant exceptions to this condition.
For purposes of the 2024 Cash Incentive Plan, Adjusted EBITDA is net income before interest expense, net, provision for income taxes and depreciation and amortization for the 2024 fiscal year attributable to the Company, adjusted to exclude: (1) variances attributable to fluctuations in foreign exchange rates (i.e., constant currency basis); (2) acquisition and integration costs; and (3) impacts of certain non-cash, unusual or other items that are included in net income that the Company does not consider indicative of its ongoing operating performance.
Under the 2024 Cash Incentive Plan, bonus payouts under the Company Component were weighted between the revenue targets and Adjusted EBITDA targets so that they were based 40% on achievement of revenue targets and 60% on achievement of Adjusted EBITDA targets. The table below sets forth the threshold, target and maximum goals and actual results for the Company Component of the 2024 Cash Incentive Plan. The Financial Targets under the 2024 Cash Incentive Plan were set below the targets under the 2023 Cash Incentive Plan to align with our 2024 annual operating plan, which generally forecasted downward from the 2023 annual operating plan due to an anticipated reduction in COVID-19 revenues in 2024, one-time, non-recurring revenue payments in 2023, the wind-down of our U.S. donor screening business, and higher incentive-based employee compensation costs in 2024. The Compensation Committee deemed the Financial Targets under the 2024 Cash Incentive Plan to be challenging yet reasonably achievable to motivate executives to target improved performance.

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Financial Targets (In millions)	Threshold ($)	Plan/Target ($)	Maximum ($)	Actual ($)

Revenue (40% Weighted)	2,619	2,757	2,895	2,779
Adjusted EBITDA (60% Weighted)	550	550	605	557
With respect to the Individual Component, the CEO had the opportunity to adjust the bonus payout to each of the other executive officers to account for their individual performance during 2024. This opportunity to adjust bonus payouts allowed the CEO to differentiate and appropriately recognize the contributions of each executive officer to the Company’s goals for 2024. Performance against established goals and objectives was used as a guideline for any adjustments made to bonus payouts. An executive must receive an annual performance review of at least “partially achieving expectations” in order to initiate payment under the Individual Component. The bonus payable under the Individual Component may be set between 25% and 125% of the executive’s target individual performance bonus; provided that an executive who receives an annual performance review of “partially achieving expectations” may not receive more than 75% of the executive’s target individual performance bonus. Notwithstanding the Individual Component, achievement of the Adjusted EBITDA target would determine whether the 2024 Cash Incentive Plan is funded and achievement of the Company Component would determine the overall bonus pool available under the plan. Aggregate bonus payouts paid under the 2024 Cash Incentive Plan may not exceed the overall bonus pool available under the plan.
The following table sets forth the threshold, plan/target and maximum bonus potential under the 2024 Cash Incentive Plan for each NEO as a percentage of such NEO’s base salary:

Name	Threshold (%)		Plan/Target (%)		Maximum (%)

Brian J. Blaser President and CEO	52.5		125.0		178.1
Douglas C. Bryant Former President and CEO	—	(1)	—	(1)	—	(1)
Joseph M. Busky CFO	42.0		100.0		142.5
Michelle A. Hodges CLO	42.0		100.0		142.5
Philip D. McLellan COO	31.5		75.0		106.9
Jonathan P. Siegrist EVP of R&D and CTO	31.5		75.0		106.9
Robert J. Bujarski Former Interim President, EVP and COO	—	(1)	—	(1)	—	(1)
Michael S. Iskra Former Interim CEO, EVP and CCO	—	(1)	—	(1)	—	(1)
Patrick E. Klein Former SVP, CAO	—	(1)	—	(1)	—	(1)
1.In connection with their respective terminations of employment by the Company, Messrs. Bryant, Bujarski, Iskra and Klein were not eligible to receive a bonus under the 2024 Cash Incentive Plan, but did receive certain severance payments in accordance with the terms of their respective Severance and CIC Agreements as a result of their involuntary terminations of employment as described in more detail in the “—Employment, Severance and Change in Control Arrangements” section.

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In January 2025, for all NEOs listed above, other than Messrs. Bryant, Bujarski, Iskra and Klein who were involuntarily terminated from the Company in 2024 and were not eligible to receive a bonus under the 2024 Cash Incentive Plan, the Compensation Committee approved bonus payouts (1) at 105% of target opportunities for achievement of all Financial Targets under the Company Component and (2) at 105% of target individual performance under the Individual Component for achievement of individual goals that supported the Company’s strategic initiatives on business efficiency, cost-savings, customer excellence and sustainable profitable growth. The Compensation Committee’s approval was subject to the Company’s audited financial statements for fiscal year 2024 being consistent with the preliminary unaudited financial performance presented to the Compensation Committee and bonus payouts being appropriately adjusted in the event of any changes. The bonus payout amounts were based on achievement of (a) revenue targets above the plan/target level, (b) Adjusted EBITDA targets above the plan/target level and (c) no discretionary adjustments under the Individual Component. The bonus payouts to Messrs. Blaser, Busky and McLellan, Ms. Hodges and Dr. Siegrist were $863,014, $714,000, $405,563, $656,250 and $106,683, respectively.
Deferred Bonus Program
Each NEO is eligible to elect to participate in the QuidelOrtho Employee Deferred Compensation Plan with respect to any bonus payouts received under the 2024 Cash Incentive Plan, 2025 Cash Incentive Plan (as defined below) and future cash incentive plans, except for (1) Messrs. Bryant, Bujarski, Iskra and Klein because they were involuntarily terminated from the Company in 2024 and (2) Dr. Siegrist with respect to the 2024 Cash Incentive Plan because he joined the Company on October 7, 2024 after the election period and therefore was not eligible to participate. Under the Employee Deferred Compensation Plan, participating officers may elect to receive 50% or 100% of the cash value of their respective bonus payout (the “Covered Bonus”) (payable (if applicable) per the terms and conditions of the applicable cash incentive plan) in the form of fully vested RSUs (the “Converted RSUs”), plus an additional premium on such percentage of the Covered Bonus in the form of additional RSUs, which are subject to a one-year vesting requirement (the “Premium RSUs”). The additional premium applicable to the Premium RSUs is determined based on the length of time of the deferral period (between the grant date and the date the shares of Common Stock underlying the Converted RSUs are to be issued) selected by the participating officer as follows: (1) if one (1) year from the grant date, a premium of 10% on the amount deferred of the Covered Bonus; (2) if two (2) years from the grant date, a premium of 20% on the amount deferred of the Covered Bonus; or (3) if four (4) years from the grant date, a premium of 30% on the amount deferred of the Covered Bonus.

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The NEOs made the following elections under the Employee Deferred Compensation Plan for 2024 and 2025, which are irrevocable:

Name	2024		2025
	Amount Deferred	Deferral Period	Amount Deferred	Deferral Period

Brian J. Blaser President and CEO	—	—	—	—
Douglas C. Bryant Former President and CEO	N/A	N/A	N/A	N/A
Joseph M. Busky CFO	—	—	—	—
Michelle A. Hodges CLO	50%	4 Years	50%	4 Years
Philip D. McLellan COO	—	—	—	—
Jonathan P. Siegrist EVP of R&D and CTO	N/A	N/A	—	—
Robert J. Bujarski Former Interim President, EVP and COO	N/A	N/A	N/A	N/A
Michael S. Iskra Former Interim CEO, EVP and CCO	N/A	N/A	N/A	N/A
Patrick E. Klein Former SVP, CAO	N/A	N/A	N/A	N/A
The Converted RSUs are fully vested on the grant date. The Premium RSUs are fully vested on the first anniversary of the grant date. Subject to the terms and conditions in the grant award agreement, the shares of Common Stock underlying Converted RSUs will be issued as soon as administratively practicable after the earliest of: (1) the end of the deferral period selected by the participating officer; (2) the participating officer’s separation from the Company; or (3) a Change in Control (as defined in the 2018 Plan). The shares of Common Stock underlying the Premium RSUs have the same applicable issuance periods as outlined in the foregoing sentence for Converted RSUs with acceleration of the one-year vesting requirement in connection with a Change in Control, subject to the participating officer’s continued service through to the date of such Change in Control. If a participating officer’s service is terminated for any reason (outside of a Change in Control) prior to the one-year vesting requirement, the Premium RSUs will be forfeited and canceled as of the date of such termination of service.
Annual Long-term Equity Incentive Awards
Annual long-term equity incentive awards in the form of stock options, time-based RSUs and/or performance-based RSUs are intended to align the interests of our executive officers with those of our other stockholders and promote retention of our executive officers by using continued service, and in the case of performance-based awards, the achievement of specified performance criteria, as a requirement to receive the value of the awards. The number of shares of Common Stock underlying stock option and/or RSU grants is related to the executive officer’s role, level of responsibility and individual performance and allows executives to share in the value they help create. Generally, the Compensation Committee does not consider an executive officer’s stock holdings or outstanding equity awards in determining the number of equity awards to be granted; however, the Compensation Committee does consider the total number of outstanding shares of our Common Stock, the relative dilution to stockholders, as well as our gross equity burn rate, issued equity overhang and total equity overhang in determining the number of equity awards to be granted. The Compensation Committee also considers current market conditions using Compensia’s analysis of competitive market data and peer

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group compensation practices. The Compensation Committee believes that our executive officers should be fairly compensated each year relative to market pay levels of the Company’s peer group. The Compensation Committee views long-term equity incentive awards as a primary compensation means for retaining executives.
In February 2024, the Compensation Committee approved the 2024 long-term equity incentive program (the “2024 Equity Incentive Program”), which includes a performance-based long-term incentive program (the “2024 Performance LTI Program”). The 2024 Performance LTI Program applied to Messrs. Blaser, Bryant, Busky, Bujarski and Iskra (provided that Mr. Blaser’s awards were approved and granted in connection with his appointment in May 2024). Under the 2024 Equity Incentive Program, each NEO received equity awards in the form of non-qualified stock options, time-based RSUs and/or performance-based RSUs as set forth below.

Name	Performance-based RSUs (# shares)	Non-qualified Stock Options (# shares)	Time-based RSUs (# shares)	Target Dollar Value of Aggregate Award ($)

Brian J. Blaser President and CEO	93,416	—	62,277	7,000,000
Douglas C. Bryant(1) Former President and CEO	33,931	—	46,254	6,200,000
Joseph M. Busky CFO	11,936	—	17,905	2,000,000
Michelle A. Hodges CLO	—	9,593	9,593	1,000,000
Philip D. McLellan(2) COO	—	9,714	9,713	600,000
Jonathan P. Siegrist(3) EVP of R&D and CTO	—	—	—	—
Robert J. Bujarski(1) Former Interim President, EVP and COO	8,756	—	17,905	2,000,000
Michael S. Iskra(1) Former Interim CEO, EVP and CCO	8,756	—	17,905	2,000,000
Patrick E. Klein(1) Former SVP, CAO	—	9,593	9,593	1,000,000
1.In connection with their respective terminations of employment by the Company, Messrs. Bryant’s, Bujarski’s, Iskra’s and Klein’s equity awards were forfeited and canceled.
2.Mr. McLellan was promoted to COO on November 15, 2024, and therefore was not eligible to participate in the 2024 Equity Incentive Program, but instead received equity awards under a separate long-term equity incentive program for non-executive employees.
3.Dr. Siegrist joined the Company on October 7, 2024, and therefore was not eligible to participate in the 2024 Equity Incentive Program.

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Under the 2024 Performance LTI Program, (1) Mr. Blaser received equity awards with 40% of the aggregate award value in the form of time-based RSUs and 60% of the aggregate award value in the form of performance-based RSUs, (2) Mr. Bryant received equity awards with 50% of the aggregate award value in the form of time-based RSUs and 50% of the aggregate award value in the form of performance-based RSUs and (3) Messrs. Busky, Bujarski and Iskra received equity awards with 60% of the aggregate award value in the form of time-based RSUs and 40% of the aggregate award value in the form of performance-based RSUs. The performance-based RSUs are measured against total shareholder return (“TSR” and such performance-based RSUs, we refer to as the “TSR PSUs”). The 2024 Performance LTI Program provides the opportunity to earn up to the maximum number of TSR PSUs at the end of a three-year performance period from January 1, 2024 to December 31, 2026 (and from May 6, 2024 to December 31, 2026 in the case of Mr. Blaser) based on the Company’s relative TSR against the S&P Midcap 400 Health Sector Index. TSR is measured based on the 30 trading days at the beginning of the performance period and the 30 trading days at the end of the performance period. The payout scale is from 0% to 200% - the participating NEOs would earn specified percentages of TSR PSUs based on the Company’s relative percentile achievement of TSR over the performance period. If the Company’s relative TSR is less than 25%, there is no payout; if it is 25%, the payout is 50%; if it is 50%, the payout is 100%; and if it is 75% or higher, the payout is 200%. Payouts for achievement in between these relative TSR percentiles are scaled linearly. Payout is capped at 100% of the TSR PSUs if our stock price depreciates during the performance period, even if the Company’s relative TSR is above 50%. The vesting periods for the TSR PSUs are each over a three-year period, except Mr. Blaser’s as noted above. For example, if an NEO retires at the end of the first year, he will be eligible to receive one-third of the total payout at the end of the three-year performance period, subject to achievement of the targets. Mr. Bryant was involuntarily terminated from the Company in February 2024 and each of Messrs. Bujarski and Iskra was involuntarily terminated from the Company in November 2024, and therefore their equity awards were forfeited and canceled.
For Ms. Hodges and Mr. Klein, the Compensation Committee determined to equally weight the number of shares awarded to them for long-term equity awards between stock options and RSUs, which the Compensation Committee believed was in alignment with peer group practices. In 2024, for Ms. Hodges and Mr. Klein, approximately 50% of their equity award shares were provided in the form of non-qualified stock options and approximately 50% of their equity award shares were provided in the form of time-based RSUs. The vesting for the non-qualified stock options is over a three-year period, with one-third of the underlying shares of Common Stock vesting each year on the anniversary of the grant date. The stock options have an exercise price equal to the closing price of our Common Stock on the grant date. The vesting period for the time-based RSUs is over a three-year period, with one-third of the underlying shares of Common Stock vesting each year on the anniversary of the grant date. Mr. Klein was involuntarily terminated from the Company in March 2024, and therefore his equity awards were forfeited and canceled.
As discussed above, Mr. McLellan was promoted to COO on November 15, 2024, and therefore was not eligible to participate in the 2024 Equity Incentive Program, but instead received equity awards under a separate long-term equity incentive program for non-executive employees. In 2024, Mr. McLellan received approximately 50% of his equity award shares in the form of non-qualified stock options and approximately 50% of his equity award shares in the form of time-based RSUs. The vesting for the non-qualified stock options is over a three-year period, with one-third of the underlying shares of Common Stock vesting each year on the anniversary of the grant date. The stock options have an exercise price equal to the closing price of our Common Stock on the grant date. The vesting period for the time-based RSUs is over a three-year period, with one-third of the underlying shares of Common Stock vesting each year on the anniversary of the grant date.
Dr. Siegrist joined the Company on October 7, 2024, and therefore was not eligible to participate in the 2024 Equity Incentive Program.

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Special Compensation Awards
The Compensation Committee and the Board believe it is appropriate to consider special compensation awards in connection with significant achievements, changes in responsibilities, retention and other special circumstances and may make special compensation awards, including equity awards, in order to incentivize and reward performance. In granting special compensation awards, the Compensation Committee considers current market conditions using Compensia’s analysis of competitive market data and peer group compensation practices.
In February 2024, in connection with the formation of the interim Office of the CEO (which was comprised of Messrs. Busky, Bujarski and Iskra, and which was dissolved on the appointment of Mr. Blaser as CEO on May 6, 2024), as well as Messrs. Bujarski’s and Iskra’s appointments to the roles of interim President and interim CEO, respectively, the Compensation Committee approved the grant of cash awards (the “Cash Retention Awards”) and equity awards in the form of time-based RSUs (the “Equity Retention Awards”) for each of Messrs. Busky, Bujarski and Iskra in the amounts set forth below. These Cash Retention Awards and Equity Retention Awards were granted for retention purposes during a particularly transformative time for the Company and to compensate Messrs. Busky, Bujarski and Iskra for their increased responsibilities as part of the Office of the CEO.

Name	Cash Retention Award ($)	Equity Retention Award Value ($)

Joseph M. Busky CFO	586,327	1,000,000
Robert J. Bujarski Former Interim President, EVP and COO	639,630	1,000,000
Michael S. Iskra Former Interim CEO, EVP and CCO	639,630	1,000,000
Mr. Busky’s Cash Retention Award will become payable on June 30, 2025 and his Equity Retention Award will fully vest on June 30, 2025, subject to his continued employment through such date. Each of Messrs. Bujarski and Iskra’s employment was involuntarily terminated by the Company without “Cause” (as such term is defined in their Severance and Change in Control Agreement with the Company (the “Severance and CIC Agreement”)) in November 2024. As a result, their Cash Retention Awards became payable in full and the vesting of their Equity Retention Awards accelerated in full in connection with their terminations. The Cash Retention Awards and Equity Retention Awards were in addition to, and not in lieu of, the severance benefits that became payable under the terms of their Severance and CIC Agreements.
In May 2024, for retention purposes during a particularly transformative time for the Company, Ms. Hodges and Mr. McLellan received (1) Cash Retention Awards in the amounts of $533,025 and $100,000, respectively, and (2) Equity Retention Awards in the amounts of $500,000 (11,873 shares) and $200,000 (4,749 shares), respectively. Each of the executives’ Cash Retention Awards will become payable on June 30, 2025 and each of their Equity Retention Awards will fully vest on June 30, 2025, subject to the executive’s continued employment through such date. If the executive’s employment is involuntarily terminated by the Company without Cause prior to June 30, 2025, the Cash Retention Award will become payable in full and the vesting of the Equity Retention Award will accelerate in full on the termination date, subject to certain customary conditions, including the executive executing a general release of claims and the executive’s continued compliance, in all material respects, with certain terms of their Severance and CIC Agreement. The Cash Retention Awards and Equity Retention Awards are in addition to, and not in lieu of, the severance benefits under the Severance and CIC Agreements.

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In November 2024, in connection with Ms. Hodges’ increased responsibilities resulting from the Company’s leadership reorganization and to align Ms. Hodges’ equity compensation with executives with similar roles at peer group companies, the Compensation Committee granted a one-time equity award of $600,000 (16,047 shares) to Ms. Hodges in the form of time-based RSUs, which will vest over a three-year period, with one-third of the underlying shares of Common Stock vesting each year on the anniversary of the grant date.
One-time Sign-on Awards
Similar to other compensation decisions, the Compensation Committee considers current market conditions using Compensia’s analysis of competitive market data and peer group compensation practices in granting one-time sign-on awards.
In April 2024, in connection with Mr. Blaser’s employment offer, the Board approved a one-time sign-on grant of performance-based RSUs with a grant date value of $3,000,000 (66,725 shares) and with the same vesting criteria as the performance-based RSUs granted pursuant to the 2024 Performance LTI Program.
In September 2024, in connection with Dr. Siegrist’s employment offer, the Compensation Committee approved (1) a one-time sign-on grant of time-based RSUs with a grant date value of $2,250,000 (55,970 shares), with one-third of the underlying shares of Common Stock vesting each year on the anniversary of the grant date, which was to compensate Dr. Siegrist for lost compensation at his former employer and for not being eligible to participate in the 2024 Equity Incentive Program, and (2) a one-time sign-on cash bonus of $500,000, 50% of which was paid within 30 days after his start date and the remaining 50% of which was paid on the first regular Company pay date occurring after his 90-day anniversary with the Company. In the event Dr. Siegrist resigns, or his employment is terminated for Cause within two years after his receipt of any portion of his sign-on cash bonus, he will be required to repay to the Company such portion of the sign-on cash bonus he received within the prior two years.
Perquisites and Other Benefits
The Compensation Committee believes that the NEOs should participate in the same benefit programs as the Company’s other employees and that special executive perquisites should be minimal. Consistent with this philosophy, the NEOs are eligible to participate in the Company’s employee benefit plans on the same terms as other employees, which include medical, dental and vision insurance, disability coverage, life insurance, the 401(k) plan and our Amended and Restated 1983 Employee Stock Purchase Plan (the “ESPP”). In 2024, special executive perquisites included (1) for Mr. Blaser, a monthly travel and housing allowance and reimbursement of reasonable legal fees incurred in connection with the negotiation of his employment offer, (2) for Mr. Busky, expense reimbursements related to housing and (3) certain benefits in connection with “President’s Club,” which refers to an annual award trip and related events for sales and services employees who have met specified performance criteria, as well as certain executive officers, and their guests. The aggregate incremental cost associated with these items in 2024 is included in the Summary Compensation Table below and detailed in the footnotes to that table.
2025 Compensation Actions
Messrs. Bryant, Bujarski, Iskra and Klein are omitted from the discussion in this “─2025 Compensation Actions” section because they were involuntarily terminated from the Company in 2024.
Base Salary
The Compensation Committee did not approve merit increases to the NEOs’ base salaries in 2025 due to (1) recent employment with the Company in May 2024 and October 2024 for Mr. Blaser and Dr. Siegrist, respectively, (2) salary adjustments that were made in November 2024 that already included merit increases for 2025 for Mr. Busky and Ms. Hodges and (3) recent promotion and a related salary adjustment in November 2024 for Mr. McLellan.

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Annual Cash Incentive Program
In April 2025, the Compensation Committee approved a cash incentive plan applicable to our executive officers and certain other employees for the 2025 fiscal year (the “2025 Cash Incentive Plan”). The 2025 Cash Incentive Plan is structured substantially in the same manner as the 2024 Cash Incentive Plan.
The following table sets forth the threshold, plan/target and maximum bonus potential under the 2025 Cash Incentive Plan for each NEO as a percentage of such NEO’s base salary:

Name	Threshold (%)	Plan/Target (%)	Maximum (%)

Brian J. Blaser President and CEO	26.3	125.0	187.5
Joseph M. Busky CFO	21.0	100.0	150.0
Michelle A. Hodges CLO	21.0	100.0	150.0
Philip D. McLellan COO	15.8	75.0	112.5
Jonathan P. Siegrist EVP of R&D and CTO	15.8	75.0	112.5
Annual Long-term Equity Incentive Awards
In January 2025, the Compensation Committee approved the 2025 long-term equity incentive program (the “2025 Equity Incentive Program”), which includes a performance-based long-term incentive program (the “2025 Performance LTI Program”). The 2025 Performance LTI Program applies to Messrs. Blaser and Busky. Under the 2025 Equity Incentive Program, each NEO received equity awards in the form of non-qualified stock options, time-based RSUs and/or performance-based RSUs as follows:

Name	Performance-based RSUs (# shares)	Non-qualified Stock Options (# shares)	Time-based RSUs (# shares)	Target Dollar Value of Aggregate Award ($)

Brian J. Blaser President and CEO	96,507	—	64,338	7,000,000
Joseph M. Busky CFO	25,275	—	25,276	2,200,000
Michelle A. Hodges CLO	—	23,508	23,509	1,600,000
Philip D. McLellan COO	—	14,692	14,693	1,000,000
Jonathan P. Siegrist EVP of R&D and CTO	—	7,347	7,346	500,000
Under the 2025 Performance LTI Program, (1) Mr. Blaser received equity awards with 40% of the aggregate award value in the form of time-based RSUs and 60% of the aggregate award value in the form of TSR PSUs, and (2) Mr. Busky received equity awards with 50% of the aggregate award value in the form of time-based RSUs and 50% of the aggregate award value in the form of TSR PSUs.

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The 2025 Performance LTI Program provides the opportunity to earn up to the maximum number of TSR PSUs at the end of a three-year performance period from January 1, 2025 to December 31, 2027 based on the Company’s relative TSR against the S&P Midcap 400 Health Sector Index on the same terms as the 2024 Performance LTI Program.
For Ms. Hodges, Mr. McLellan and Dr. Siegrist, the Compensation Committee determined to weight the number of shares awarded for long-term equity awards between stock options and RSUs, which the Compensation Committee believed was in alignment with peer group practices. In 2025, for Ms. Hodges, Mr. McLellan and Dr. Siegrist, approximately 50% of the equity award shares were provided in the form of non-qualified stock options and approximately 50% of the equity award shares were provided in the form of time-based RSUs. The vesting for the non-qualified stock options is over a three-year period, with one-third of the underlying shares of Common Stock vesting each year on the anniversary of the grant date. The stock options have an exercise price equal to the closing price of our Common Stock on the grant date. The vesting periods for the time-based RSUs are each over a three-year period, with one-third of the underlying shares of Common Stock vesting each year on the anniversary of the grant date.
Stock Ownership Guidelines
To further align the interests of our directors and officers with those of our other stockholders, the Board adopted stock ownership guidelines. Under these guidelines, our CEO and each non-employee director, Section 16 officer, other SVP and Vice President (“VP”) are required to retain and hold at least 50% of all shares of Common Stock acquired from any equity award held as of May 27, 2022 (the closing date of the Combinations) or granted by the Company thereafter (after subtracting the number of shares sold to pay for option exercise costs or relevant federal and state taxes). The foregoing stock retention rule applies until stock ownership meeting the following criteria is achieved:
•CEO − 6 times then-current annual base salary;
•Section 16 officers − 2 times then-current annual base salary;
•SVPs (non-Section 16 officers) and VPs − 1 times then-current annual base salary; and
•Non-employee directors − 5 times then-current annual cash retainer.
The value of an individual’s shares of Common Stock for purposes of calculating progress toward the stock ownership guidelines is the greater of (1) the then-current fair market value of the stock, or (2) the individual’s cost basis in the stock. Shares of Common Stock counted in calculating the stock ownership guidelines include shares beneficially owned outright, whether from open market purchases, purchases through the ESPP, shares retained after option exercises and shares received pursuant to restricted stock awards and RSU awards once the awards covering such shares have vested. In addition, in the case of vested, unexercised, in-the-money stock options, the in-the-money value of the stock options will be included in the stock ownership guidelines calculation. Also, the vested RSUs held pursuant to the Company’s deferred compensation plans are included in the stock ownership guidelines calculation. Individuals have five years from the later of (1) their election, hire or promotion and (2) May 27, 2022 to satisfy the stock ownership guidelines. All of our directors and executive officers meet these stock ownership guidelines or are in compliance with the guidelines by retaining shares of Common Stock until compliance is reached.
Restrictions on Trading Securities (Including Hedging and Pledging)
Our Insider Trading Policy prohibits employees and directors from engaging in speculative transactions involving our securities. Accordingly, hedging transactions involving our securities are prohibited, including, but not limited to, the purchase of stock on margin, short sales, buying or selling puts or calls, and any other similar transactions or arrangements that have an economic consequence of establishing downside price protection. The Insider Trading Policy also prohibits employees and directors from pledging our securities as collateral to secure loans, except cashless exercises of stock options under the Company’s equity incentive plans or situations approved in advance by the authorizing officer under the Insider Trading Policy. No such approvals have been provided to allow any current employee or director to pledge our securities.

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Pay Recoupment (Clawback) Policy
The Board approved an amended and restated clawback policy in October 2023, which was subsequently amended and restated in January 2025 and February 2025 (the “Clawback Policy”). The Clawback Policy is administered by the Compensation Committee and is intended to (1) comply with Nasdaq listing rule 5608, which implements Rule 10D-1 under the Exchange Act (the “Nasdaq Clawback Provisions”) and (2) provide the Compensation Committee with discretionary authority to administer other clawback provisions that are not Nasdaq Clawback Provisions under the Clawback Policy (the “Discretionary Clawback Provisions”).
The Nasdaq Clawback Provisions cover any compensation that is granted or vested to or earned by a Section 16 officer based wholly or in part on the Company’s attainment of any measure that is determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements or any measure based wholly or in part on our stock price or TSR, including annual bonuses and other short- and long-term cash, equity and equity-based incentive awards (the “Incentive-based Compensation”). Under the Nasdaq Clawback Provisions, if we are required to restate our financial statements due to our material non-compliance with any financial reporting requirement under the securities laws (including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error was corrected in the current period or left uncorrected in the current period) (an “Accounting Restatement”), we are required to recover the amount of any Incentive-based Compensation received by a Section 16 officer during the three completed fiscal years immediately preceding the date we are required to prepare the Accounting Restatement that exceeds the amount that otherwise would have been received based on the restated financial statements, subject to certain exceptions. For Incentive-based Compensation based on stock price or TSR, where the amount of erroneously awarded compensation is not subject to mathematical recalculation directly from the information in the Accounting Restatement, we will determine the recoupment amount based on a reasonable estimate of the effect of the Accounting Restatement on the relevant stock price or TSR.
The Discretionary Clawback Provisions cover any earned or outstanding equity-based and/or cash bonus compensation, including, in each case, such compensation that is subject to time-based vesting and/or performance goals (the “Other Compensation”). Under the Discretionary Clawback Provisions, in the event of an Accounting Restatement, we may, to the extent permitted by law and to the extent the Compensation Committee determines that it is in our best interests to do so, recover any Other Compensation received by a Section 16 officer during the three completed fiscal years immediately preceding the date we are required to prepare the Accounting Restatement or a shorter lookback period as determined by the Compensation Committee in its sole discretion. The Compensation Committee also has discretion to determine the recoupment amount. In exercising such discretion, the Compensation Committee may consider, among other factors as it deems relevant: (1) the executive’s relative degree of fault or involvement with respect to the Accounting Restatement; (2) the cost or difficulty of recovery; and (3) other disciplinary action that may have been applied to the executive in connection with the conduct contributing to the Accounting Restatement.
The Clawback Policy will be interpreted and implemented to avoid duplication of recoupment or recovery of compensation, and the Company may not recoup or recover the same compensation under both the Nasdaq Clawback Provisions and the Discretionary Clawback Provisions. Any right of recoupment or recovery under the Clawback Policy will apply irrespective of whether the Section 16 officer is an employee of the Company at such time. We believe the Clawback Policy enhances the accountability of our executive officers and significantly mitigates the risks associated with our executive compensation program.
Supplemental Discretionary Clawback Policy
In January 2025, the Compensation Committee approved a supplemental discretionary clawback policy (the “Supplemental Clawback Policy”) in the interests of promoting effective corporate governance, accountability and transparent and honest behavior, and in order to supplement the Clawback Policy described above. The Supplemental Clawback Policy is administered by the Compensation Committee and applies to each member of our executive leadership team reporting to the CEO, including Section 16 officers (“Covered Persons”).

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Under the Supplemental Clawback Policy, if (1) an Accounting Restatement occurs where such restatement is due to a Covered Person’s conduct or failure to act or (2) misconduct by a Covered Person occurs in connection with (a) a violation of our code of conduct or similar policy, (b) a failure to comply with applicable laws, rules, regulations or listing standards, including the Foreign Corrupt Practices Act and the UK Bribery Act or (c) an act that would give rise to a Just Cause Dismissal (as defined in the 2018 Plan) that has or reasonably could have had a significant adverse effect on the Company (each, a “Trigger Event”), then we may, to the extent permitted by law and to the extent the Compensation Committee determines that it is in our best interests to do so, recover any Other Compensation from the Covered Person that was granted, earned, vested, paid or settled during the three-year period preceding the date of the Compensation Committee’s determination of the occurrence of the Trigger Event or during the three completed fiscal years immediately preceding the date we are required to prepare the Accounting Restatement, as applicable, or in each case, a shorter lookback period as determined by the Compensation Committee in its sole discretion. The Compensation Committee also has discretion to determine the recoupment amount.
In determining whether to recover any Other Compensation, the Compensation Committee may consider, among other factors as it deems relevant: (i) the Covered Person’s relative degree of fault or involvement with respect to the Trigger Event; (ii) the cost or difficulty of recovery; (iii) the relationship of the conduct contributing to the Trigger Event to the Other Compensation being considered for recoupment; and (iv) other disciplinary action that may have been applied to the Covered Person in connection with the conduct contributing to the Trigger Event.
The Supplemental Clawback Policy will be interpreted and implemented to avoid duplication of recoupment or recovery of compensation, and the Company may not recoup or recover the same compensation under both the Clawback Policy and the Supplemental Clawback Policy. Any right of recoupment or recovery under the Supplemental Clawback Policy will apply irrespective of whether the Covered Person is an employee of the Company at such time.
Employment and Severance Agreements
We have entered into Severance and CIC Agreements with our NEOs in order to (1) foster their objectivity in making decisions that may result in the NEO’s position being eliminated or the NEO otherwise being involuntarily terminated or with respect to any pending or threatened change in control transaction and (2) alleviate certain risks and uncertainties with regard to our NEOs’ financial and professional security that may be created by an involuntary termination or a pending or threatened change in control transaction. In connection with their involuntary terminations by the Company without Cause, each of Messrs. Bryant, Bujarski, Iskra and Klein was eligible to receive severance benefits in accordance with the terms of their respective Severance and CIC Agreements. The details of the Severance and CIC Agreements and any employment or retirement arrangements entered into with our NEOs are provided in the “—Employment, Severance and Change in Control Arrangements” section.
Tax Deductibility of Compensation
In general, Section 162(m) of the U.S. Internal Revenue Code (the “Code”) precludes publicly held corporations from deducting for U.S. federal income tax purposes in excess of $1,000,000 per year in compensation per person paid to certain executives designated as “covered employees” under Section 162(m) of the Code (generally, the Company’s CEO, CFO and its three other highest paid executive officers).
While we consider the tax effect (including with respect to the expected lack of deductibility under amended Section 162(m)) of our compensation decisions, the principal consideration behind our selection of executive compensation elements continues to be whether the element can facilitate achievement of our executive compensation program objectives.

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Summary Compensation Table
The following table sets forth information relating to fiscal years 2024, 2023 and 2022 compensation of our CEO, former CEOs, CFO, three other most highly compensated persons serving as executive officers as of December 29, 2024, and two former executive officers who were not serving as executive officers as of December 29, 2024:

Name and Principal Position	Year	Salary(4) ($)	Bonus(5) ($)	Stock Awards(6) ($)	Option Awards(7) ($)	Non-equity Incentive Plan Compensation(8) ($)	All Other Compensation(9) ($)	Total ($)

Brian J. Blaser President and CEO(1)	2024	634,615	—	13,434,938	—	863,014	112,370	15,044,937

Douglas C. Bryant Former President and CEO(2)	2024	176,677	—	6,199,879	—	34,613	5,638,896	12,050,065
	2023	1,060,875	556,959	3,447,814	1,483,947	—	207,548	6,757,143
	2022	1,010,625	1,054,875	6,665,163	1,404,343	1,845,641	904,957	12,885,604
Joseph M. Busky CFO	2024	593,167	—	3,290,442	—	714,000	102,001	4,699,610
	2023	569,250	230,625	1,292,222	760,170	—	90,751	2,943,018
	2022	316,712	538,125	1,499,977	499,416	380,571	20,595	3,255,396
Michelle A. Hodges CLO	2024	539,898	—	1,742,892	356,357	656,250	15,703	3,311,100
	2023	514,135	271,688	646,154	353,255	—	15,253	1,800,485
	2022	478,462	528,750	1,415,515	334,325	540,188	248,565	3,545,805
Philip D. McLellan COO(3)	2024	407,266	—	579,564	219,885	405,563	9,944	1,622,222

Jonathan P. Siegrist EVP of R&D and CTO(1)	2024	117,211	250,000	2,249,994	—	106,683	742	2,724,630

Robert J. Bujarski Former Interim President, EVP and COO(2)	2024	575,763	—	2,999,917	—	—	2,862,797	6,438,477
	2023	621,000	326,025	1,741,772	706,653	—	14,236	3,409,686
	2022	591,346	630,000	2,767,981	668,651	864,300	529,663	6,051,941
Michael S. Iskra Former Interim CEO, EVP and CCO(2)	2024	575,763	—	2,999,917	—	—	2,615,893	6,191,573
	2023	621,000	225,000	1,741,772	706,653	—	24,929	3,319,354
Patrick E. Klein Former SVP, CAO(2)	2024	136,750	—	642,923	356,357	—	1,407,111	2,543,141

1.Mr. Blaser became our CEO effective as of May 6, 2024 and Dr. Siegrist became our EVP of R&D and CTO effective as of October 7, 2024.
2.Mr. Bryant was involuntarily terminated from the Company in February 2024, each of Messrs. Bujarski and Iskra was involuntarily terminated from the Company in November 2024 and Mr. Klein was involuntarily terminated from the Company in March 2024.
3.Mr. McLellan was promoted to COO effective as of November 15, 2024. Prior to his promotion, Mr. McLellan served as the Company’s SVP of Operations.

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4.The amounts shown reflect the base salaries earned by the NEOs during the applicable year. The amounts for Messrs. Blaser, Bryant, Siegrist, Bujarski, Iskra and Klein for 2024 have been pro-rated for the respective time periods they served in their respective roles with the Company. The amount for Mr. McLellan for 2024 consists of the salary he earned in his prior role before his promotion to COO on November 15, 2024 and the salary he earned as COO after November 15, 2024. Mr. Busky became our CFO effective as of May 27, 2022, and the amount for Mr. Busky for 2022 has been pro-rated for the time period he served as our CFO in 2022.
5.The amount shown for 2024 reflects half of the one-time sign-on cash bonus that was paid to Dr. Siegrist in 2024. The amounts for 2023 reflect (a) 75% of the integration/retention cash bonus awards that were paid to Messrs. Bryant and Bujarski and Ms. Hodges on the first anniversary of the closing of the Combinations and (b) 60% of the integration/retention cash bonus award that were paid to Messrs. Busky and Iskra on the first anniversary of the closing of the Combinations. The amounts shown for 2022 reflect (a) the success/transaction cash bonus awards that were paid to Messrs. Bryant, Busky and Bujarski and Ms. Hodges upon the closing of the Combinations, (b) 25% of the integration/retention cash bonus awards that were paid to Messrs. Bryant and Bujarski and Ms. Hodges upon the closing of the Combinations and (c) 40% of the integration/retention cash bonus award that was paid to Mr. Busky upon the closing of the Combinations.
6.This column represents the grant date fair value of time-based and performance-based RSUs granted during fiscal years 2024, 2023 and 2022, as well as (a) for 2023, the Premium RSUs associated with the 2022 Employee Deferred Compensation Plan and (b) for 2022, the Premium RSUs associated with the 2021 Employee Deferred Compensation Plan, as described in Note (2) of the “Nonqualified Deferred Compensation” table. See the “Grants of Plan-based Awards in Fiscal Year 2024” table for information on RSUs granted in 2024. Time-based RSUs were valued based on the closing price of our Common Stock on the grant date. The grant date fair values of the TSR PSUs granted in 2024 to Messrs. Blaser, Bryant, Busky, Bujarski and Iskra were measured using a Monte Carlo simulation valuation model under the definitions in Accounting Standards Codification (“ASC”) Topic 718. The simulation model applies a risk-free interest rate and an expected volatility assumption. The risk-free rate was assumed to equal the yield on a three-year Treasury bond on the grant date. Volatility was based on historical volatility for the 2.92-year period preceding the grant date. The per share value of TSR PSUs for the February 8, 2024 grants is $91.36 and for the May 15, 2024 grants is $66.41. For these TSR PSUs, if maximum performance had been assumed, the aggregate market values as of the date of grant would have been $14,399,879 for Mr. Blaser, $4,548,111 for Mr. Bryant, $1,599,901 for Mr. Busky, $1,173,654 for Mr. Bujarski and $1,173,654 for Mr. Iskra. For additional information with respect to the 2024 grants, refer to Notes 12 and 13 of our Consolidated Financial Statements in the Annual Report. For the performance-based RSUs granted to Messrs. Bryant, Bujarski and Iskra on January 31, 2023, a Monte Carlo simulation valuation model with a derived service period was used to calculate the grant date fair values for a portion of the awards that vests based on the achievement of a stock price hurdle. The risk-free rate was assumed to equal the yield on a three-year Treasury bond on the grant date. Volatility was based on historical volatility for the 2.92-year period preceding the grant date. The per share value for the stock price-based vesting portion of these awards is $69.87. The vesting for the remaining portion of these awards is subject to the achievement of a certain EBITDA multiple and achievement of productivity improvement as measured by revenue per employee. For this portion of the awards, the grant date fair values were based on the closing price of our Common Stock on the grant date of $85.61, with the assumption that the awards would be paid out at target. For the performance-based RSUs granted to Mr. Bryant on August 22, 2022, the closing price of our Common Stock on the grant date was used to calculate the grant date fair value, with the assumption that the award would be paid out at target. A portion of the award vests based on achievement of cumulative cost synergies from the Combinations and the remaining portion vests based on achievement of cumulative Savanna® sales. The per share value for this award is $85.67. The performance-based RSUs granted in 2023 and 2022 provide for a single level of payout and thus there is no maximum to report.
7.This column represents the grant date fair value of stock options granted during fiscal years 2024, 2023 and 2022. The grant date fair value of stock options is determined using the Black-Scholes option pricing model. The amount for Mr. Busky for 2023 also includes the incremental fair value of certain options that were modified as of February 1, 2023. For additional information on the valuation assumptions with respect to the 2024 grants, refer to Note 13 of our Consolidated Financial Statements in the Annual Report. See the “Grants of Plan-based Awards in Fiscal Year 2024” table for information on stock options granted in 2024.

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8.This column represents the approved awards to each NEO under the 2024 Cash Incentive Plan, 2023 Cash Incentive Plan, 1H 2022 Cash Incentive Plan, 2H 2022 Cash Incentive Plan and Ortho’s PBP program for the first half of 2022, as applicable. Each NEO could also elect to participate in the 2024 Employee Deferred Compensation Plan, 2023 Employee Deferred Compensation Plan and 2022 Employee Deferred Compensation Plan (other than Messrs. Bryant, Bujarski, Iskra and Klein and Dr. Siegrist for the 2024 plan and Messrs. Busky and Iskra for the 2022 plan) with respect to any payments received under the 2024 Cash Incentive Plan, 2023 Cash Incentive Plan and 1H 2022 and 2H 2022 Cash Incentive Plans, respectively. Messrs. Bryant, Bujarski, Iskra and Klein were not eligible to participate in the 2024 Employee Deferred Compensation Plan because they were involuntarily terminated from the Company in 2024 and were not eligible to receive a cash bonus under the 2024 Cash Incentive Plan. Dr. Siegrist was not eligible to participate in the 2024 Employee Deferred Compensation Plan because his service with the Company commenced after the applicable election period. Messrs. Busky and Iskra were not eligible to participate in the 2022 Employee Deferred Compensation Plan because their service with the Company commenced after the applicable election period. The cash bonus under the 2024 Cash Incentive Plan will be paid in April 2025. The NEOs who were serving in an executive officer role in 2023 did not receive cash bonus payments for 2023. The cash bonus under the 1H 2022 Cash Incentive Plan and Ortho’s PBP program for the first half of 2022 was paid in August and September 2022, respectively, and the cash bonus under the 2H 2022 Cash Incentive Plan was paid in March 2023. The amounts shown are inclusive of the cash component and deferred Converted RSUs component of the electing officer’s award, but do not include the Premium RSUs component, which is included as a component of the amounts in the “Stock Awards” column for the year in which such Premium RSUs were granted.
9.All other compensation for 2024 consists of the following:

	Tax Gross-ups ($)	Perquisites and Other Personal Benefits ($)		401(k) Contributions ($)	Long-term Disability(c) ($)	Group Term Life Insurance(d) ($)	Severance(e) ($)

Brian J. Blaser	—	100,512	(a)	10,350	1,153	355
Douglas C. Bryant	—	30,000	(b)	3,534	1,077	60	5,604,225
Joseph M. Busky	—	87,600	(b)	10,350	3,489	562
Michelle A. Hodges	—	—		10,350	4,791	562
Philip D. McLellan	—	—		7,125	2,257	562
Jonathan P. Siegrist	—	—		111	514	117
Robert J. Bujarski	—	—		10,350	3,689	506	2,848,252
Michael S. Iskra	—	—		10,350	3,180	562	2,601,801
Patrick E. Klein	—	—		4,103	998	150	1,401,860
a.Aggregate incremental cost to us of (i) expense reimbursements related to travel and housing of $80,000 and (ii) reimbursement of reasonable legal fees incurred in connection with the negotiation of Mr. Blaser’s employment offer of $20,512.
b.Aggregate incremental cost to us of expense reimbursements related to housing.
c.The Company funded both a long-term disability plan available only to our executive officers and a long-term disability plan available to all employees, including our executive officers, in a total amount equal to 60% of the applicable NEO’s annual salary.
d.The Company funded a group term life insurance plan in an amount equal to two times the NEO’s annual salary with a maximum of $650,000, a benefit that is provided to all employees.
e.Mr. Bryant was terminated by us without Cause in February 2024, each of Messrs. Bujarski and Iskra was terminated by us without Cause in November 2024 and Mr. Klein was terminated by us without Cause in March 2024. In connection with these terminations, Messrs. Bryant, Bujarski, Iskra and Klein received severance benefits pursuant to the terms of their respective Severance and CIC Agreements. The amounts for Messrs. Bujarski and Iskra include their respective Cash Retention Awards that became payable in full in connection with their terminations. For additional information, see the “—Employment, Severance and Change in Control Arrangements” section.

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Executive Compensation	Table of Contents
Grants of Plan-based Awards in Fiscal Year 2024
The following table sets forth all plan-based awards granted to our NEOs during fiscal year 2024:

Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/sh)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Brian J. Blaser	05/15/24	04/17/24	—	—	—	33,362	66,725	133,450	—	—	—	4,431,207
	05/15/24	04/17/24	—	—	—	46,708	93,416	186,832	—	—	—	6,203,757
	05/15/24	04/17/24	—	—	—	—	—	—	62,277	—	—	2,799,974
			525,000	1,250,000	1,781,250	—	—	—	—	—	—	—
Douglas C. Bryant	02/08/24	02/08/24	—	—	—	16,965	33,931	67,862	—	—	—	3,099,936
	02/08/24	02/08/24	—	—	—	—	—	—	46,254	—	—	3,099,943
			573,668	1,365,876	1,946,374	—	—	—	—	—	—	—
Joseph M. Busky	02/08/24	02/08/24	—	—	—	5,968	11,936	23,872	—	—	—	1,090,473
	02/08/24	02/08/24	—	—	—	—	—	—	17,905	—	—	1,199,993
	02/27/24	02/27/24	—	—	—	—	—	—	21,367	—	—	999,976
			285,600	680,000	969,000	—	—	—	—	—	—	—
Michelle A. Hodges	02/08/24	02/08/24	—	—	—	—	—	—	—	9,593	67.02	356,357
	02/08/24	02/08/24	—	—	—	—	—	—	9,593	—	—	642,923
	05/13/24	05/13/24	—	—	—	—	—	—	11,873	—	—	499,972
	11/18/24	11/18/24	—	—	—	—	—	—	16,047	—	—	599,997
			262,500	625,000	890,625	—	—	—	—	—	—	—
Philip D. McLellan	04/22/24	03/29/24	—	—	—	—	—	—	—	9,714	39.08	219,885
	04/22/24	03/29/24	—	—	—	—	—	—	9,713	—	—	379,584
	05/13/24	05/13/24	—	—	—	—	—	—	4,749	—	—	199,980
			162,225	386,250	550,406	—	—	—	—	—	—	—
Jonathan P. Siegrist	10/15/24	09/11/24	—	—	—	—	—	—	55,970	—	—	2,249,994
			181,125	431,250	614,531	—	—	—	—	—	—	—
Robert J. Bujarski	02/08/24	02/08/24	—	—	—	4,378	8,756	17,512	—	—	—	799,948
	02/08/24	02/08/24	—	—	—	—	—	—	17,905	—	—	1,199,993
	02/27/24	02/27/24	—	—	—	—	—	—	21,367	—	—	999,976
			335,806	799,538	1,139,341	—	—	—	—	—	—	—

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Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/sh)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Michael S. Iskra	02/08/24	02/08/24	—	—	—	4,378	8,756	17,512	—	—	—	799,948
	02/08/24	02/08/24	—	—	—	—	—	—	17,905	—	—	1,199,993
	02/27/24	02/27/24	—	—	—	—	—	—	21,367	—	—	999,976
			335,806	799,538	1,139,341	—	—	—	—	—	—	—
Patrick E. Klein	02/08/24	02/08/24	—	—	—	—	—	—	—	9,593	67.02	356,357
	02/08/24	02/08/24	—	—	—	—	—	—	9,593	—	—	642,923
			162,225	386,250	550,406	—	—	—	—	—	—	—
1.These columns show the potential value of the payout for each NEO under the 2024 Cash Incentive Plan, if the threshold, target and maximum goals are satisfied for all performance measures. The business measurements, performance goals and salary and bonus multiples for determining the payout are described in the “—Compensation Discussion and Analysis—Annual Cash Incentive Program” section. Payouts were made as described in the “—Compensation Discussion and Analysis—Annual Cash Incentive Program” section and in Note (8) to the Summary Compensation Table.
2.These columns show the potential number of awards to be paid out to Messrs. Blaser, Bryant, Busky, Bujarski and Iskra related to the TSR PSUs. The TSR PSUs for Mr. Blaser were granted in May 2024 and the TSR PSUs for Messrs. Bryant, Busky, Bujarski and Iskra were granted in February 2024. The 2024 Performance LTI Program provides the opportunity to earn up to the maximum number of TSR PSUs at the end of a three-year performance period from January 1, 2024 to December 31, 2026 (and from May 6, 2024 to December 31, 2026 in the case of Mr. Blaser) based on the Company’s relative TSR against the S&P Midcap 400 Health Sector Index. The payout scale is from 0% to 200% - the participating NEOs would earn specified percentages of TSR PSUs based on the Company’s relative percentile achievement of TSR over the performance period. If the Company’s relative TSR is less than 25%, there is no payout; if it is 25%, the payout is 50%; if it is 50%, the payout is 100%; and if it is 75% or higher, the payout is 200%. Payouts for achievement in between these relative TSR percentiles are scaled linearly. Payout is capped at 100% of the TSR PSUs if our stock price depreciates during the performance period, even if the Company’s relative TSR is above 50%. The TSR PSUs for Mr. Bryant were canceled when he was involuntarily terminated from the Company in February 2024 and the TSR PSUs for Messrs. Bujarski and Iskra were canceled when they were involuntarily terminated from the Company in November 2024.
3.This column shows the number of time-based RSUs granted in 2024 to the NEOs. Generally, time-based RSUs for the NEOs vest over a three-year period, with one-third of the underlying shares of Common Stock vesting each year on the anniversary of the grant date. This column also includes the number of Equity Retention Awards granted on February 27, 2024 to Messrs. Busky, Bujarski and Iskra and the number of Equity Retention Awards granted on May 13, 2024 to Ms. Hodges and Mr. McLellan. Messrs. Busky’s and McLellan’s and Ms. Hodges’ Equity Retention Awards will fully vest on June 30, 2025. Each of Messrs. Bujarski and Iskra was terminated by us without Cause in November 2024, and as a result, the vesting of their Equity Retention Awards accelerated in full in connection with their terminations.
4.This column shows the number of stock options granted in 2024 to the NEOs. Stock options for Ms. Hodges and Messrs. McLellan and Klein vest over a three-year period, with one-third of the underlying shares of Common Stock vesting each year on the anniversary of the grant date.
5.This column shows the exercise price for the stock options granted, which was the closing price of our Common Stock on the grant date.
6.This column shows the full grant date fair value under ASC Topic 718 of time-based RSUs, performance-based RSUs and stock options granted to the NEOs in 2024. For time-based RSUs, fair value is calculated using the closing price of our Common Stock on the grant date. For performance-based RSUs, fair value is calculated using the Monte Carlo simulation model based on the relative TSR on the grant date. The grant date fair value is the amount that we would expense in our Consolidated Financial Statements over the award’s vesting schedule, unless the NEO leaves the Company. For stock options, fair value is calculated using the Black-Scholes value on the grant date and is the amount that we would expense in our Consolidated Financial Statements over the award’s vesting schedule, unless the NEO leaves the Company. For additional information on the valuation assumptions, refer to Note 13 of our Consolidated Financial Statements in the Annual Report.

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Outstanding Equity Awards at 2024 Fiscal Year-end
The following table sets forth information on the stock options, time-based RSUs and performance-based RSUs held by the NEOs as of December 29, 2024, except for Messrs. Bryant and Klein who did not have any outstanding equity awards as of that date. This table includes unexercised and unvested stock options and unvested time-based RSUs and performance-based RSUs. Each equity grant is shown separately for each NEO. The vesting schedule for each grant is shown following this table based on the grant date. The market value of the stock awards is based on the closing price of our Common Stock as of December 27, 2024, which was $44.25. For additional information about the stock options and RSUs, see the “—Compensation Discussion and Analysis—Annual Long-term Equity Incentive Awards” section.

	Option Grant Date	Option Awards(1)				Stock Awards
Name		Number of Securities Underlying Unexercised Options — Exercisable (#)	Number of Securities Underlying Unexercised Options — Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Brian J. Blaser						05/15/24	(2)			66,725	2,952,581
						05/15/24	(2)			93,416	4,133,658
						05/15/24	(3)	62,277	2,755,757
Joseph M. Busky	07/07/20	42,024	—	119.06	07/07/30
	06/01/22	6,940	3,471	92.74	06/01/32	06/01/22	(3)	5,392	238,596
	03/28/23	4,925	9,850	87.46	03/28/33	03/28/23	(3)	9,850	435,863
						02/08/24	(2)			11,936	528,168
						02/08/24	(3)	17,905	792,296
						02/27/24	(4)	21,367	945,490
Michelle A. Hodges	12/01/20	2,105	—	188.95	12/01/30
	02/01/21	1,419	473	254.00	02/01/31	02/01/21	(3)	474	20,975
						05/25/21	(3)	420	18,585
						10/15/21	(3)	390	17,258
	01/31/22	3,218	3,220	103.36	01/31/32	01/31/22	(3)	3,220	142,485
						01/31/22	(5)	3,628	160,539
	03/28/23	2,462	4,924	87.46	03/28/33	03/28/23	(3)	4,926	217,976
	02/08/24	—	9,593	67.02	02/08/34	02/08/24	(3)	9,593	424,490
						05/13/24	(6)	11,873	525,380
						11/18/24	(3)	16,047	710,080

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	Option Grant Date	Option Awards(1)				Stock Awards
Name		Number of Securities Underlying Unexercised Options — Exercisable (#)	Number of Securities Underlying Unexercised Options — Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Philip D. McLellan	11/02/20	1,678	—	248.41	11/02/30
	02/01/21	1,014	338	254.00	02/01/31	02/01/21	(3)	338	14,957
						05/25/21	(3)	420	18,585
	01/31/22	2,253	2,254	103.36	01/31/32	01/31/22	(3)	2,254	99,740
						01/31/22	(5)	1,693	74,915
	04/26/23	1,945	3,891	88.67	04/26/33	04/26/23	(3)	3,891	172,177
	04/22/24	—	9,714	39.08	04/22/34	04/22/24	(3)	9,713	429,800
						05/13/24	(6)	4,749	210,143
Jonathan P. Siegrist						10/15/24	(3)	55,970	2,476,673
Robert J. Bujarski	02/05/15	8,798	—	23.41	02/05/25
	02/10/16	17,596	—	15.40	02/10/26
	02/15/17	14,343	—	21.08	02/15/27
	01/16/18	9,212	—	46.41	01/16/28
	02/04/19	7,246	—	59.12	02/04/29
	02/03/20	6,641	—	77.16	02/03/30
	09/14/20	2,935	—	159.39	09/14/30
	02/01/21	2,635	—	254.00	02/01/31
	01/31/22	6,438	—	103.36	01/31/32
	03/28/23	4,925	—	87.46	03/28/33
Michael S. Iskra	12/21/15	22,020	—	59.53	12/21/25
	12/20/19	25,214	—	119.06	12/20/29
	07/27/20	8,404	—	119.06	07/27/30
	06/01/22	13,882	—	92.74	06/01/32
	03/28/23	4,925	—	87.46	03/28/33
1.Generally, stock options are time-based and vest over three to four years. For stock options that were not exercisable at December 29, 2024 and were granted on June 1, 2022, March 28, 2023, April 26, 2023, February 8, 2024 or April 22, 2024 presented in the table above, one-third of the underlying shares of Common Stock vest each year on the anniversary of the grant date over a three-year period. For the stock options that were not exercisable at December 29, 2024 and were granted on February 1, 2021 or January 31, 2022 presented in the table above, 25% of the underlying shares of Common Stock vest each year on the anniversary of the grant date over a four-year period.

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2.Represents TSR PSUs granted to Messrs. Blaser and Busky. TSR PSUs granted on February 8, 2024 and May 15, 2024 vest over a three-year performance period from January 1, 2024 to December 31, 2026 (and from May 6, 2024 to December 31, 2026 in the case of Mr. Blaser) based on the Company’s relative TSR against the S&P Midcap 400 Health Sector Index. The payout scale is from 0% to 200% - the participating NEOs would earn specified percentages of TSR PSUs based on the Company’s relative percentile achievement of TSR over the performance period. If the Company’s relative TSR is less than 25%, there is no payout; if it is 25%, the payout is 50%; if it is 50%, the payout is 100%; and if it is 75% or higher, the payout is 200%. Payouts for achievement in between these relative TSR percentiles are scaled linearly. Payout is capped at 100% of the TSR PSUs if our stock price depreciates during the performance period, even if the Company’s relative TSR is above 50%.
3.Represents time-based RSUs granted to the NEOs. For RSUs granted on February 1, 2021, May 25, 2021, October 15, 2021 or January 31, 2022, 25% of the RSUs vest each year on the anniversary of the grant date over a four-year period. For RSUs granted on June 1, 2022, March 28, 2023, April 26, 2023, February 8, 2024, April 22, 2024, May 15, 2024, October 15, 2024 or November 18, 2024, one-third of the RSUs vest each year on the anniversary of the grant date over a three-year period.
4.Represents an Equity Retention Award granted in the form of time-based RSUs to Mr. Busky upon his appointment to the Office of the CEO, which will fully vest on June 30, 2025.
5.Represents integration/retention equity awards granted in the form of time-based RSUs to Ms. Hodges and Mr. McLellan. 50% of the RSUs vest on the second anniversary of the grant date and the remaining 50% of the RSUs vest in equal annual installments (25% per year) thereafter.
6.Represents Equity Retention Awards granted in the form of time-based RSUs to Ms. Hodges and Mr. McLellan, which will fully vest on June 30, 2025.

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Option Exercises and RSUs Vested in Fiscal Year 2024
The following table sets forth stock options that were exercised by and RSUs that vested for the NEOs during fiscal year 2024:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

Brian J. Blaser	—	—	—	—
Douglas C. Bryant	43,710	978,960	18,854	1,291,688
			1,116	77,506
			3,795	259,350
			27,458	1,358,622
			12,094	551,486
Joseph M. Busky	—	—	4,925	236,105
			5,391	238,228
Michelle A. Hodges	—	—	6,462	442,712
			473	32,850
			2,462	118,028
			420	17,808
			390	15,678
			3,970	173,688
			238	9,758
Philip D. McLellan			2,820	193,198
			338	23,474
			1,945	77,100
			420	17,808
			181	7,077
Jonathan P. Siegrist	—	—	—	—
Robert J. Bujarski	—	—	9,991	684,483
			879	61,047
			1,660	113,444
			1,367	93,161
			4,925	236,105
			314	14,278
			390	15,678
			31,443	1,137,608

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	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

Michael S. Iskra	—	—	4,925	236,105
			3,594	158,819
			21,367	773,058
Patrick E. Klein	—	—	—	—
1.The value realized on exercise equals the intrinsic value of the exercise, which is the gain realized in the difference from the market price of the shares sold and the exercise price of the shares purchased.
2.The value realized on vesting equals the closing price of our Common Stock on the vesting date (the date the restrictions lapsed) multiplied by the number of shares with respect to which restrictions lapsed on such date.

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Nonqualified Deferred Compensation
The following table sets forth compensation deferred by each NEO during fiscal year 2024:

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/Distributions in Last FY(4) ($)	Aggregate Balance at Last FYE(5) ($)

Brian J. Blaser	—	—	—	—	—
Douglas C. Bryant	—	—	(621,698)	(1,358,622)	—
Joseph M. Busky	—	—	—	—	—
Michelle A. Hodges	—	21,085	(6,353)	(83,856)	—
Philip D. McLellan	—	—	(77,836)	—	116,953
Jonathan P. Siegrist	—	—	—	—	—
Robert J. Bujarski	—	—	(131,515)	(212,664)	—
Michael S. Iskra	—	—	—	—	—
Patrick E. Klein	—	—	—	—	—
1.Represents the amount of incentive compensation deferred under the 2024 Employee Deferred Compensation Plan by each NEO. The amount is included as a component of “Non-equity Incentive Plan Compensation” for 2024 in the Summary Compensation Table.
2.Represents the 10%, 20% or 30% Premium RSUs that vested in the year.
3.Represents the change in value of the deferred incentive compensation for each NEO relating to the 2020 Employee Deferred Compensation Plan, 2021 Employee Deferred Compensation Plan, 2022 Employee Deferred Compensation Plan and 2023 Employee Deferred Compensation Plan (collectively, the “Deferred Bonus Plans”).
4.Represents the market value of the stock on the date of distribution to Messrs. Bryant and Bujarski and Ms. Hodges in accordance with their respective specified distribution elections.
5.Aggregate deferrals include deferrals from the Deferred Bonus Plans. Each employee participating in a Deferred Bonus Plan is eligible for Premium RSUs equal to either 10%, 20% or 30% of the deferred cash incentive bonus, depending on the length of deferral elected by the employee. Pursuant to the Deferred Bonus Plans, Mr. McLellan received the following RSUs on January 31, 2022: 2,643 shares (including 634 Premium RSUs). Such prior year deferred amounts were reported as compensation to Mr. McLellan for 2022 in the “Stock Awards” and “Non-equity Incentive Plan Compensation” columns of the Summary Compensation Table (with Premium RSUs being reported as “Stock Awards” in the year of grant and Converted RSUs being reported as “Non-equity Incentive Plan Compensation” in the year with respect to which the deferred cash incentive bonus was earned).
Employment, Severance and Change in Control Arrangements
In connection with the appointment of Mr. Blaser as our President and CEO on May 6, 2024, Mr. Blaser entered into an employment offer letter with us, dated April 30, 2024, pursuant to which Mr. Blaser is entitled to receive (1) an annual base salary of $1,000,000 and (2) an annual target cash bonus opportunity of not less than 125% of base salary and a maximum cash bonus opportunity of not less than 150% of target. In addition, he received (a) an annual equity grant for 2024 pursuant to the 2024 Performance LTI Program with a total grant date value of $7,000,000, consisting of (i) 40% time-based RSUs, which will vest in equal annual installments over a three-year period and (ii) 60% performance-based RSUs, which will vest if certain relative TSR criteria are met over the performance period, and (b) a one-time sign-on grant of performance-based RSUs with a grant date value of $3,000,000 and with the same vesting criteria as the performance-based RSUs granted pursuant to the 2024 Performance LTI Program. Under his employment offer letter,

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Mr. Blaser is an “at-will” employee of the Company, which means that either Mr. Blaser or the Company can terminate his employment at any time for any reason.
Messrs. Busky, McLellan and Siegrist and Ms. Hodges are also “at will” employees of the Company with compensation arrangements that include, among other items: (1) a base salary for 2024 of $680,000, $515,000, $575,000 and $625,000, respectively; and (2) eligibility for an annual cash incentive bonus in accordance with our Cash Incentive Plans.
Each of the NEOs entered into a Severance and CIC Agreement with us, which supersedes and replaces any of their respective prior agreements or offer letters entered into with us or our affiliates or subsidiaries governing severance and/or change in control. Except as modified for Mr. Blaser as described below, the Severance and CIC Agreement provides for the payment of severance benefits if (1) the executive’s employment is terminated by us without Cause (as defined in the Severance and CIC Agreement) more than 30 days prior to or more than two years following a Change in Control (as defined in the Severance and CIC Agreement) (a “Non-CIC Qualifying Termination”) or (2) the executive’s employment with us terminates within two years following or 30 days prior to a Change in Control (a “CIC Qualifying Termination”) for any reason other than the executive’s voluntary resignation (which does not include resignations stemming from a material adverse change in compensation, title, status, overall position, responsibilities, authority, reporting relationship or location of workplace), the executive’s death or permanent disability, or our termination of the executive for Cause.
The severance benefits under the Severance and CIC Agreement generally consist of a lump sum cash payment equal to two times the sum of (1) the executive’s highest annual base salary within the three-year period ending on the date of termination, plus (2) an amount equal to the annualized average of all cash bonuses and cash incentive compensation paid to the executive during the two-year period immediately before the date of termination. In addition, the Severance and CIC Agreement provides for: (a) payment of $25,000 to help defray legal, tax and accounting fees, executive outplacement services and other costs associated with transitional matters; (b) continued coverage for two years under our group medical insurance, group dental insurance and group vision insurance programs or equivalent compensation by alternative means, unless and to the extent the executive obtains concurrent coverage through another program, in which case our coverage will be terminated or reduced as applicable; and (c) in the event of a CIC Qualifying Termination (but not, for avoidance of doubt, a Non-CIC Qualifying Termination), immediate vesting and exercisability of any and all unvested stock options, RSUs and any other equity awards held by the executive, unless previously waived or otherwise expressly agreed to by the executive (with any outstanding performance-based equity awards being deemed earned at the greater of the target level of performance or actual performance through the date of the Change in Control). Severance benefits are contingent upon the executive executing a customary general release of claims and the executive’s continued compliance, in all material respects, with the terms of the Severance and CIC Agreement.
Mr. Blaser’s Severance and CIC Agreement is substantially similar to the other NEOs’ Severance and CIC Agreements described above, but it has been modified such that (1) we generally may not provide a notice of non-renewal prior to May 6, 2027, to the extent necessary to continue certain Non-CIC Qualifying Termination protections through May 6, 2027, (2) the non-change in control severance benefits will be payable upon a termination by us without Cause or as a result of our material breach of his employment offer letter during the first three years following May 6, 2024, (3) the bonus portion of any severance payment triggered during the first three years following May 6, 2024 will be based on the greater of the average bonus paid over the preceding two years and Mr. Blaser’s target annual bonus, and (4) in the event of a Non-CIC Qualifying Termination during the first three years following May 6, 2024, the time-based RSUs granted to him in 2024 will become fully vested.
Mr. Bryant was terminated by us without Cause in February 2024, each of Messrs. Bujarski and Iskra was terminated by us without Cause in November 2024 and Mr. Klein was terminated by us without Cause in March 2024. In connection with these terminations, Messrs. Bryant, Bujarski, Iskra and Klein received severance benefits pursuant to the terms of their respective Severance and CIC Agreements.

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In connection with Mr. Bryant’s termination, the Board formed an Office of the CEO in February 2024 and appointed Mr. Bujarski to serve as our interim President and Mr. Iskra to serve as our interim CEO. The Office of the CEO was comprised of Messrs. Busky, Bujarski and Iskra. In connection with the formation of the Office of the CEO and their increased responsibilities, the Compensation Committee approved certain retention compensation for Messrs. Busky, Bujarski and Iskra in February 2024. As part of the retention compensation, each of Messrs. Busky, Bujarski and Iskra received a Cash Retention Award equal to 100% of their respective base salary and an Equity Retention Award with a grant date value of $1,000,000. In May 2024, for retention purposes, Ms. Hodges and Mr. McLellan received (1) Cash Retention Awards in the amounts of $533,025 and $100,000, respectively, and (2) Equity Retention Awards in the amounts of $500,000 (11,873 shares) and $200,000 (4,749 shares), respectively. Each of the executives’ Cash Retention Awards will (or would have) become payable on June 30, 2025 and each of their Equity Retention Awards will fully vest (or would have fully vested) on June 30, 2025, subject to the executive’s continued employment through such date. If the executive’s employment is involuntarily terminated by us without Cause prior to June 30, 2025, the Cash Retention Award will become payable in full and the vesting of the Equity Retention Award will accelerate in full on the termination date, subject to certain customary conditions, including the executive executing a general release of claims and the executive’s continued compliance, in all material respects, with certain terms of their Severance and CIC Agreement. The Cash Retention Awards and Equity Retention Awards are in addition to, and not in lieu of, the severance benefits under the Severance and CIC Agreements. In connection with Messrs. Bujarski and Iskra’s terminations by us without Cause in November 2024, their respective Cash Retention Awards became payable in full and the vesting of their respective Equity Retention Awards accelerated in full in connection with their terminations.
In January 2022, in connection with the Combinations, Messrs. Bryant, McLellan and Bujarski and Ms. Hodges received integration/retention equity awards with grant date values of $2,500,000, $350,000, $1,400,000 and $750,000, respectively, in the form of RSUs, of which 50% would vest on the second anniversary of the grant date and the remaining 50% would vest in equal annual installments (25% per year) thereafter subject to continued service through such date. Under the terms of these equity awards, however, if the executive’s employment is terminated by us without cause prior to the full vesting of the equity award, then the unvested portion of the award would vest immediately in full, subject to the executive executing a customary general release of claims. In connection with Messrs. Bryant’s and Bujarski’s terminations by us without cause in February 2024 and November 2024, respectively, the unvested portion of each of their integration/retention equity awards vested in full.
Potential Post-employment Payments
As described above, our NEOs have employment, severance and/or change in control agreements with us. The table below illustrates the compensation that would be payable by us to each NEO in the event of a change in control of the Company or a termination of the NEO’s employment with the Company for various described reasons, sometimes referred to in this section as a “triggering event.” In accordance with applicable SEC rules, the following illustrations assume:
•that the triggering event in question, the death, disability, change in control or termination occurred on December 27, 2024, which was the last full business day prior to the last day of our 2024 fiscal year end, which fell on Sunday, December 29, 2024; and
•the calculations provided below are based on the closing price of our Common Stock as of December 27, 2024, which was $44.25.

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In addition, in connection with any actual termination of employment, the Board or the Compensation Committee may determine to enter into an agreement providing additional benefits or amounts, or altering the terms of benefits described below, as deemed appropriate by the Board or the Compensation Committee. The illustrations exclude any vested awards deferred pursuant to our Employee Deferred Compensation Plans. The actual amounts that would be paid upon an NEO’s termination of employment can only be determined at the time of such NEO’s separation from the Company. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include our stock price at the time of termination and determinations by the Board.

Name	Potential Executive Benefits and Payments	Voluntary Termination Total ($)	Retirement Total ($)	Involuntary, Not for Cause or Voluntary, Good Reason Termination Total ($)		Involuntary, for Cause Termination Total ($)	Change in Control Total ($)

Brian J. Blaser	Base Salary(1)	—	—	2,000,000		—	2,000,000
	Short-term Incentive Bonus(8)	—	—	3,562,500		—	3,562,500
	RSU Awards-Unvested and accelerated	—	—	—		—	9,841,997	(3)
	Stock Options-Unvested and accelerated(5)	—	—	—		—	—
	Healthcare(6)	—	—	—		—	—
	Other Payments(7)	—	—	25,000		—	25,000
Douglas C. Bryant(9)	Base Salary(1)	—	—	2,121,750		—	—
	Short-term Incentive Bonus(2)	—	—	3,457,475		—	—
	RSU Awards-Unvested and accelerated	—	—	1,102,927	(4)	—	—
	Stock Options-Unvested and accelerated(5)	—	—	—		—	—
	Healthcare(6)	—	—	—		—	—
	Other Payments(7)	—	—	25,000		—	—
Joseph M. Busky	Base Salary(1)	—	—	1,360,000		—	1,360,000
	Short-term Incentive Bonus(2)	—	—	538,592		—	538,592
	RSU Awards-Unvested and accelerated	—	—	945,490	(4)	—	1,994,923	(3)
	Stock Options-Unvested and accelerated(5)	—	—	—		—	—
	Healthcare(6)	—	—	79,226		—	79,226
	Other Payments(7)	—	—	611,327		—	25,000

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Name	Potential Executive Benefits and Payments	Voluntary Termination Total ($)	Retirement Total ($)	Involuntary, Not for Cause or Voluntary, Good Reason Termination Total ($)		Involuntary, for Cause Termination Total ($)	Change in Control Total ($)

Michelle A. Hodges	Base Salary(1)	—	—	1,250,000		—	1,250,000
	Short-term Incentive Bonus(2)	—	—	549,376		—	549,376
	RSU Awards-Unvested and accelerated	—	—	685,919	(4)	—	1,551,848	(3)
	Stock Options-Unvested and accelerated(5)	—	—	—		—	—
	Healthcare(6)	—	—	36,633		—	36,633
	Other Payments(7)	—	—	558,025		—	25,000
Philip D. McLellan	Base Salary(1)	—	—	1,030,000		—	1,030,000
	Short-term Incentive Bonus(2)	—	—	441,141		—	441,141
	RSU Awards-Unvested and accelerated	—	—	285,059	(4)	—	735,258	(3)
	Stock Options-Unvested and accelerated(5)	—	—	—		—	50,221
	Healthcare(6)	—	—	49,798		—	49,798
	Other Payments(7)	—	—	125,000		—	25,000
Jonathan P. Siegrist	Base Salary(1)	—	—	1,150,000		—	1,150,000
	Short-term Incentive Bonus(2)	—	—	250,000		—	250,000
	RSU Awards-Unvested and accelerated	—	—	—		—	2,476,673	(3)
	Stock Options-Unvested and accelerated(5)	—	—	—		—	—
	Healthcare(6)	—	—	79,718		—	79,718
	Other Payments(7)	—	—	25,000		—	25,000
Robert J. Bujarski(10)	Base Salary(1)	—	—	1,279,260		—	—
	Short-term Incentive Bonus(2)	—	—	770,325		—	—
	RSU Awards-Unvested and accelerated	—	—	1,018,105	(4)	—	—
	Stock Options-Unvested and accelerated(5)	—	—	—		—	—
	Healthcare(6)	—	—	134,037		—	—
	Other Payments(7)	—	—	664,630		—	—

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Name	Potential Executive Benefits and Payments	Voluntary Termination Total ($)	Retirement Total ($)	Involuntary, Not for Cause or Voluntary, Good Reason Termination Total ($)		Involuntary, for Cause Termination Total ($)	Change in Control Total ($)

Michael S. Iskra(10)	Base Salary(1)	—	—	1,279,260		—	—
	Short-term Incentive Bonus(2)	—	—	532,967		—	—
	RSU Awards-Unvested and accelerated	—	—	773,058	(4)	—	—
	Stock Options-Unvested and accelerated(5)	—	—	—		—	—
	Healthcare(6)	—	—	124,944		—	—
	Other Payments(7)	—	—	664,630		—	—
Patrick E. Klein(11)	Base Salary(1)	—	—	1,030,000		—	—
	Short-term Incentive Bonus(2)	—	—	267,399		—	—
	RSU Awards-Unvested and accelerated	—	—	—		—	—
	Stock Options-Unvested and accelerated(5)	—	—	—		—	—
	Healthcare(6)	—	—	79,461		—	—
	Other Payments(7)	—	—	25,000		—	—
1.This amount represents two times the NEO’s highest annual salary rate within the three-year period ending on December 27, 2024. Payable in one lump sum upon termination.
2.This amount represents two times the annualized average of all cash bonuses and cash incentive compensation paid to the NEO in 2023 and 2024, as applicable. Payable in one lump sum upon termination.
3.This represents the value of unvested RSUs and unearned performance-based RSUs at target levels, including Premium RSUs earned pursuant to the Employee Deferred Compensation Plans as detailed in the “Nonqualified Deferred Compensation” table.
4.Amounts represent: (a) the value of the unvested RSUs of the Equity Retention Award that Mr. Busky received in February 2024 that would accelerate upon an involuntary termination without Cause prior to June 30, 2025; (b) the value of the unvested RSUs of the Equity Retention Awards that Ms. Hodges and Mr. McLellan received in May 2024 that would accelerate upon an involuntary termination without Cause prior to June 30, 2025; (c) the value of the unvested RSUs of the integration/retention equity awards that Ms. Hodges and Mr. McLellan received in January 2022 in connection with the Combinations that would accelerate upon an involuntary termination without Cause; (d) the value of the unvested RSUs of the integration/retention equity awards that Messrs. Bryant and Bujarski received in January 2022 in connection with the Combinations that accelerated in connection with their terminations; and (e) the value of the unvested RSUs of the Equity Retention Awards that Messrs. Bujarski and Iskra received in February 2024 that accelerated in connection with their terminations.
5.This represents the intrinsic value of in-the-money unvested stock options (based on the closing price of $44.25 per share as of the last full business day prior to the end of our fiscal year 2024).
6.Per the Severance and CIC Agreements, for two years, coverage is continued under our group medical insurance, group dental insurance and group vision insurance programs, unless and to the extent the NEO obtains concurrent coverage through another program, in which case our coverage will be terminated or reduced as applicable. Mr. Blaser obtained healthcare coverage through another program as of December 27, 2024 and would not be eligible for healthcare coverage under his Severance and CIC Agreement. Mr. Bryant obtained healthcare coverage through another program as of the date of his termination and was not eligible for healthcare coverage under his Severance and CIC Agreement.
7.Each NEO’s Severance and CIC Agreement provides for payment of $25,000 to help defray the legal, tax and accounting fees, executive outplacement services and other costs associated with transitional matters. Amounts also include: (a) the value of the Cash Retention Award that Mr. Busky received in February 2024 that would become payable in full upon an involuntary termination without Cause prior to June 30, 2025; (b) the value of the Cash Retention Awards that Ms. Hodges and Mr. McLellan received in May 2024 that would become payable in full upon an involuntary termination without Cause prior to June 30, 2025; and (c) the value of the Cash Retention Awards that Messrs. Bujarski and Iskra received in February 2024 that became payable in full in connection with their terminations.

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8.This amount represents two times the greater of (a) the annualized average of all cash bonuses and cash incentive compensation paid to Mr. Blaser in 2023 and 2024 and (b) Mr. Blaser’s highest target bonus opportunity under the Company’s cash incentive plan for any period prior to the date of termination. Payable in one lump sum upon termination.
9.Mr. Bryant was terminated by us without Cause in February 2024 and received severance benefits pursuant to the terms of his Severance and CIC Agreement, as well as acceleration of the integration/retention equity award that Mr. Bryant received in January 2022 in connection with the Combinations. For additional information, see the “—Summary Compensation Table" and “—Employment, Severance and Change in Control Arrangements” sections. The amounts presented in this table reflect what Mr. Bryant actually received in connection with his termination.
10.Messrs. Bujarski and Iskra were terminated by us without Cause in November 2024 and received severance benefits pursuant to the terms of their respective Severance and CIC Agreements, as well as acceleration of their respective Cash Retention Awards and Equity Retention Awards received in February 2024 and acceleration of the integration/retention equity award that Mr. Bujarski received in January 2022 in connection with the Combinations. For additional information, see the “—Summary Compensation Table” and “—Employment, Severance and Change in Control Arrangements” sections. The amounts presented in this table reflect what Messrs. Bujarski and Iskra actually received in connection with their terminations.
11.Mr. Klein was terminated by us without Cause in March 2024 and received severance benefits pursuant to the terms of his Severance and CIC Agreement. For additional information, see the “—Summary Compensation Table" and “—Employment, Severance and Change in Control Arrangements” sections. The amounts presented in this table reflect what Mr. Klein actually received in connection with his termination.
CEO Pay Ratio
We are providing the following information regarding the relationship of the annual total compensation of our CEO and that of our “median employee,” as required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K. The pay ratio information provided below is a reasonable estimate calculated in a manner consistent with these pay ratio disclosure rules.
In determining the pay ratio information, we first identified our “median employee” for the 2024 fiscal year by using the following methodology, as permitted by the SEC’s pay ratio disclosure rules:
•We selected December 29, 2024 as the date upon which we would identify our employee population and median employee and, from our tax and payroll records, we compiled a list of 6,683 total full-time, part-time, temporary and seasonal employees who were employed on that date.
•We used total cash compensation during the 2024 fiscal year as a consistently applied compensation measure to identify our median employee from the employees on the list, excluding our CEO. For this purpose, we define total cash compensation as base wages. We did not include incentive cash compensation because our incentive cash compensation program does not extend throughout the organization and would therefore not be expected to impact the determination of the median employee.
Once our median employee was identified in the manner described above, we calculated the annual total compensation of the median employee using the same methodology that we used to determine the annual total compensation of our CEO, as reported in the Summary Compensation Table above.
For our 2024 fiscal year:
•The annual total compensation of the median employee was $89,322;
•The annual total compensation of our CEO, as reported in the Summary Compensation Table, was $15,044,937; and
•The ratio of the annual total compensation of our CEO to the annual total compensation of the median employee was estimated to be 168 to 1.

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It should be noted that the SEC’s pay ratio disclosure rules provide reporting companies with flexibility in determining the methodology used to identify the median employee and the pay ratio. Accordingly, our methodology may differ materially from the methodology used by other companies to prepare their pay ratio disclosures, which may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our industry.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance metrics of the Company. For further information on the Company’s pay-for-performance philosophy and how the Company’s executive compensation is designed to align with the Company’s performance, refer to the “—Compensation Discussion and Analysis” section.

(a)	(b)	(c)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Year	Summary Compensation Table Total for First PEO(1) ($)	Compensation Actually Paid to First PEO(2) ($)	Summary Compensation Table Total for Second PEO(1) ($)	Compensation Actually Paid to Second PEO(2) ($)	Summary Compensation Table Total for Third PEO(1) ($)	Compensation Actually Paid to Third PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On:		Net (Loss) Income (in millions) (7) ($)	Adjusted EBITDA (in millions) (8) ($)
									Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(6) ($)

2024	15,044,937	14,425,587	6,191,573	1,784,689	12,050,065	(1,069,501)	3,556,530	1,826,605	59.38	105.42	(2,052.0)	542.9
2023	—	—	—	—	6,757,143	3,955,336	2,924,669	2,029,077	98.23	106.34	(10.1)	723.2
2022	—	—	—	—	12,885,604	6,654,018	3,831,285	2,506,945	114.18	99.81	548.7 (9)	1,331.0 (9)
2021	—	—	—	—	5,464,148	3,080,082	2,465,773	1,985,148	179.91	125.33	704.2	970.8
2020	—	—	—	—	7,177,709	27,887,022	2,193,998	8,787,817	239.44	130.04	810.3	1,115.3
1.The dollar amounts reported are the amounts of total compensation reported in our Summary Compensation Table for Mr. Blaser, our President and CEO since May 2024 (“First PEO”), Mr. Iskra, our former interim CEO from February through May 2024 (“Second PEO”) and Mr. Bryant, who served as our President and CEO for all years in the table until February 2024 (“Third PEO”). In 2024, in connection with Mr. Iskra’s termination by us without Cause in November 2024, he received $2,601,801, which was comprised of (a) his severance benefits pursuant to the terms of his Severance and CIC Agreement and (b) his Cash Retention Award that was granted in February 2024 in the amount of $639,630, which became payable upon his termination. In 2024, in connection with Mr. Bryant’s termination by us without Cause in February 2024, he received severance benefits pursuant to the terms of his Severance and CIC Agreement in the amount of $5,604,225. In 2022, Mr. Bryant received a success cash bonus award and 25% of his integration/retention cash bonus award that was paid upon the closing of the Combinations and the remaining 75% was paid in 2023.
2.The dollar amounts reported represent the amount of “compensation actually paid,” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for First PEO ($)	Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually Paid to First PEO ($)

2024	15,044,937	(13,434,938)	12,815,588	14,425,587

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Year	Reported Summary Compensation Table Total for Second PEO ($)	Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually Paid to Second PEO ($)

2024	6,191,573	(2,999,917)	(1,406,967)	1,784,689

Year	Reported Summary Compensation Table Total for Third PEO ($)	Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually Paid to Third PEO ($)

2024	12,050,065	(6,199,879)	(6,919,687)	(1,069,501)
a.The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
b.The equity award adjustments for each applicable year include, if applicable, the addition (or subtraction, as applicable) of the following:
i.the year-end fair value of any equity awards granted in the applicable year that were outstanding and unvested as of the end of the year;
ii.the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that were outstanding and unvested as of the end of the applicable year;
iii.for awards that were granted and vested in the applicable year, the fair value as of the vesting date;
iv.for awards granted in prior years that vested in the applicable year, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year);
v.for awards granted in prior years that failed to meet the vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and
vi.the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

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The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments for our First PEO, Second PEO and Third PEO are as follows:
First PEO

Year	Year-end Fair Value of Equity Awards Granted in the Year and Unvested at the End of the Year ($)	Year-over-Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value from End of Prior Year to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value ($)	Total Equity Award Adjustments ($)

2024	12,815,588	N/A	N/A	N/A	N/A	N/A	12,815,588
Second PEO

Year	Year-end Fair Value of Equity Awards Granted in the Year and Unvested at the End of the Year ($)	Year-over-Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value from End of Prior Year to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value ($)	Total Equity Award Adjustments ($)

2024	N/A	N/A	773,058	(401,551)	(1,778,474)	N/A	(1,406,967)
Third PEO

Year	Year-end Fair Value of Equity Awards Granted in the Year and Unvested at the End of the Year ($)	Year-over-Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value from End of Prior Year to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value ($)	Total Equity Award Adjustments ($)

2024	N/A	N/A	N/A	(517,167)	(6,402,520)	N/A	(6,919,687)
3.The dollar amounts reported represent the average of the amounts reported for the NEOs as a group (excluding our CEOs) in the “Total” column of the Summary Compensation Table for each applicable year. The names of each of the NEOs (excluding our CEOs) included for purposes of calculating the average amounts in each applicable year are as follows: (a) for 2024, Mr. Busky, Ms. Hodges, Mr. McLellan, our COO since November 2024, Dr. Siegrist, our EVP of R&D and CTO since October 2024, Mr. Bujarski, our former interim President, EVP and COO until November 2024, and Mr. Klein, our former SVP, CAO until March 2024; (b) for 2023, Messrs. Busky, Bujarski and Iskra and Dr. Kroll; (c) for 2022, Mr. Steward, who served as our CFO until May 27, 2022, Mr. Busky, who became our CFO effective May 27, 2022, Mr. Bujarski, Ms. Hodges and Dr. Kroll; (d) for 2021, Messrs. Steward and Bujarski, Ms. Hodges and Dr. Kroll; and (e) for 2020, Messrs. Steward and Bujarski, Dr. Kroll and Ratan S. Borkar. In 2024, in connection with Mr. Bujarski’s termination by us without Cause in November 2024, he received $2,848,252, which was comprised of (i) his severance benefits pursuant to the terms of his Severance and CIC Agreement and (ii) his Cash Retention Award that was granted in February 2024 in the amount of $639,630, which became payable upon his termination. In 2022, Messrs. Bujarski and Steward, Ms. Hodges and Dr. Kroll received a success cash bonus award and/or 25% of their integration/retention cash bonus award that were paid upon the closing of the Combinations, with the remaining 75% paid in 2023. Mr. Busky also received a transaction bonus and 40% of his retention bonus that was paid upon the closing of the Combinations, with the remaining 60% paid in 2023.

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4.The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our CEOs), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEOs) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEOs) for each year to determine the compensation actually paid, using the same methodology described in Note 2 above:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments(a) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2024	3,556,530	(2,073,055)	343,130	1,826,605
a.The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year-end Fair Value of Equity Awards Granted in the Year and Unvested at the End of the Year ($)	Year-over- Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Change from End of Prior Year to Vesting Date in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value ($)	Total Average Equity Award Adjustments ($)

2024	1,237,189	(259,624)	128,843	(234,537)	(528,741)	N/A	343,130
5.Cumulative TSR is calculated based on a fixed investment of $100 from the beginning of calendar year 2020 (the earliest year in the table) through the end of the applicable year, assuming reinvestment of dividends.
6.Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: NASDAQ Healthcare Composite Index.
7.The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
8.Adjusted EBITDA consists of net income before interest expense, net, provision for (benefit from) income taxes and depreciation and amortization and eliminates (a) certain non-operating income or expense items and (b) impacts of certain non-cash, unusual or other items that are included in net income, which we do not consider indicative of our ongoing operating performance.
9.In 2022, Net Income decreased to $548.7 million while Adjusted EBITDA increased to $1,331.0 million, primarily due to the closing of the Combinations, which resulted in one-time increased costs in 2022, including higher depreciation and amortization expense, acquisition and integration costs and interest expenses (the “Increased Costs”). Specifically, the 2022 decrease in Net Income was impacted by the Increased Costs while the 2022 increase in Adjusted EBITDA was primarily driven by the inclusion of Ortho’s Adjusted EBITDA and the Increased Costs were excluded from Adjusted EBITDA, as described in Note 8 above.

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Financial Performance Measures
As described in greater detail in the “—Compensation Discussion and Analysis” section, one of the core objectives of our executive compensation program is supporting our mission, values and corporate strategies by adopting a pay-for-performance philosophy that provides incentives to our executive officers and employees that are designed to support these core principles. The metrics that we use for both our long-term and short-term incentive awards, including our annual cash incentive programs, are selected with the objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

Most Important Performance Measures

Adjusted EBITDA
Revenue
TSR
Analysis of the Information Presented in the Pay versus Performance Table
While the Company utilizes several performance measures to align executive compensation with the Company’s performance, all such performance measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table:

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The following table sets forth the number of shares of our Common Stock beneficially owned as of March 24, 2025 by (1) each person known by us to beneficially own more than 5% of our outstanding Common Stock, (2) each of our directors and nominees, (3) each of the NEOs (as included in the Summary Compensation Table herein) and (4) all current directors and executive officers as a group. On March 24, 2025, there were 67,454,614 shares of our Common Stock outstanding.

	Beneficial Ownership of Common Stock(1)(2)
	Number of Shares (#)	Percent of Class (%)

>5% Stockholders
T. Rowe Price Investment Management, Inc.(3) 101 E. Pratt Street Baltimore, Maryland 21201	11,238,826	16.7
BlackRock, Inc.(4) 50 Hudson Yards New York, New York 10001	8,440,215	12.5
The Vanguard Group(5) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	6,819,139	10.1
Rubric Capital Management LP(6) 155 E. 44th Street, Suite 1630 New York, New York 10017	5,550,000	8.2
Invesco Ltd.(7) 1331 Spring Street NW, Suite 2500 Atlanta, Georgia 30309	3,447,446	5.1
Directors
Kenneth F. Buechler(8)	128,892	*
John R. Chiminski(9)	2,523	*
Evelyn S. Dilsaver(10)	10,624	*
R. Scott Huennekens(11)	2,523	*
Edward L. Michael(12)	26,342	*
Mary Lake Polan(13)	39,050	*
Ann D. Rhoads(14)	15,705	*

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	Beneficial Ownership of Common Stock(1)(2)
	Number of Shares (#)	Percent of Class (%)

Matthew W. Strobeck(15)	72,807	*
Kenneth J. Widder(16)	50,855	*
Joseph D. Wilkins Jr.(17)	11,506	*
Named Executive Officers
Brian J. Blaser(18)	20,759	*
Douglas C. Bryant	113,936	*
Joseph M. Busky(19)	79,583	*
Michelle A. Hodges(20)	40,991	*
Philip D. McLellan(21)	28,273	*
Jonathan P. Siegrist	—	—
Robert J. Bujarski	50,251	*
Michael S. Iskra	28,817	*
Patrick E. Klein	—	—
All current directors and executive officers as a group (16 persons)(22)	530,433	*
*Indicates ownership of less than 1% of our outstanding Common Stock.
1.Beneficial ownership is determined in accordance with SEC rules. Unless otherwise noted, and subject to applicable community property laws, each director and executive officer has sole voting and dispositive power with respect to the shares indicated. The address for our directors and executive officers is c/o QuidelOrtho Corporation, 9975 Summers Ridge Road, San Diego, California 92121.
2.Shares of Common Stock subject to stock options or RSUs exercisable or vesting on or within 60 days of March 24, 2025 are deemed outstanding for computing the number of shares and the percentage ownership of the person holding such stock options or RSUs, but are not deemed outstanding for computing the percentage ownership of any other person.
3.Based on information reported in Amendment No. 4 to a Schedule 13G filed with the SEC on February 14, 2025 by T. Rowe Price Investment Management, Inc., which reported beneficial ownership of 11,238,826 shares of Common Stock with respect to which T. Rowe Price Investment Management, Inc. has sole voting power of 11,210,251 shares and sole dispositive power over 11,238,826 shares.
4.Based on information reported in Amendment No. 4 to a Schedule 13G filed with the SEC on February 5, 2025 by BlackRock, Inc., which reported beneficial ownership of 8,440,215 shares of Common Stock with respect to which BlackRock, Inc. has sole voting power over 8,267,933 shares and sole dispositive power over 8,440,215 shares.
5.Based on information reported in Amendment No. 4 to a Schedule 13G filed with the SEC on December 6, 2024 by The Vanguard Group, which reported beneficial ownership of 6,819,139 shares of Common Stock with respect to which The Vanguard Group has shared voting power over 27,144 shares, sole dispositive power over 6,720,821 shares and shared dispositive power over 98,318 shares.
6.Based on information reported in Amendment No. 1 to a Schedule 13G filed with the SEC on February 13, 2025 by Rubric Capital Management LP, which reported beneficial ownership of 5,550,000 shares of Common Stock with respect to which Rubric Capital Management LP has shared voting and dispositive power over 5,550,000 shares. The Schedule 13G indicates that the schedule is filed by the following persons: Rubric Capital Management LP and David Rosen, Managing Member of Rubric Capital Management GP LLC, the general partner of Rubric Capital Management LP.
7.Based on information reported in a Schedule 13G filed with the SEC on February 7, 2025 by Invesco Ltd., which reported beneficial ownership of 3,447,446 shares of Common Stock with respect to which Invesco Ltd. has sole voting power over 3,427,535 shares and sole dispositive power over 3,447,446 shares.

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8.Includes (i) 16,877 shares of Common Stock issuable upon the exercise of options that are exercisable on or within 60 days of March 24, 2025, (ii) 5,954 shares of Common Stock underlying an equal number of RSUs that vest on or within 60 days of March 24, 2025, (iii) 16,823 shares of Common Stock underlying an equal number of fully vested RSUs over which Dr. Buechler has no voting or dispositive power, (iv) 200 shares of Common Stock that are beneficially owned by Dr. Buechler as custodian of his children’s Uniform Transfers to Minors Act accounts and (v) 200 shares of Common Stock jointly owned with his children.
9.Consists of 2,523 shares of Common Stock underlying an equal number of RSUs that vest on or within 60 days of March 24, 2025.
10.Includes (i) 4,929 shares of Common Stock underlying an equal number of RSUs that vest on or within 60 days of March 24, 2025 and (ii) 482 shares of Common Stock underlying an equal number of fully vested RSUs over which Ms. Dilsaver has no voting or dispositive power.
11.Consists of 2,523 shares of Common Stock underlying an equal number of RSUs that vest on or within 60 days of March 24, 2025.
12.Includes (i) 5,650 shares of Common Stock underlying an equal number of RSUs that vest on or within 60 days of March 24, 2025 and (ii) 4,990 shares of Common Stock underlying an equal number of fully vested RSUs over which Mr. Michael has no voting or dispositive power.
13.Includes (i) 5,484 shares of Common Stock underlying an equal number of RSUs that vest on or within 60 days of March 24, 2025, (ii) 10,057 shares of Common Stock underlying an equal number of fully vested RSUs over which Dr. Polan has no voting or dispositive power and (iii) 17,353 shares of Common Stock held by a Grantor Retained Annuity Trust (Dr. Polan has sole voting and dispositive power with respect to such shares in her capacity as the sole trustee of such trust).
14.Includes (i) 5,484 shares of Common Stock underlying an equal number of RSUs that vest on or within 60 days of March 24, 2025 and (ii) 2,089 shares of Common Stock underlying an equal number of fully vested RSUs over which Ms. Rhoads has no voting or dispositive power.
15.Includes (i) 259 shares of Common Stock issuable upon the exercise of options that are exercisable on or within 60 days of March 24, 2025, (ii) 4,929 shares of Common Stock underlying an equal number of RSUs that vest on or within 60 days of March 24, 2025, (iii) 38,145 shares of Common Stock held by Birchview Fund, LLC (Dr. Strobeck has sole voting and dispositive power with respect to such shares in his capacity as the Managing Partner of such entity) and (iv) 16,628 shares of Common Stock beneficially owned by Dr. Strobeck as custodian of his children’s Uniform Gift to Minors Act and other accounts.
16.Includes (i) 12,086 shares of Common Stock issuable upon the exercise of options that are exercisable on or within 60 days of March 24, 2025, (ii) 5,594 shares of Common Stock underlying an equal number of RSUs that vest on or within 60 days of March 24, 2025 and (iii) 4,703 shares of Common Stock underlying an equal number of fully vested RSUs over which Dr. Widder has no voting or dispositive power.
17.Includes 4,929 shares of Common Stock underlying an equal number of RSUs that vest on or within 60 days of March 24, 2025.
18.Consists of 20,759 shares of Common Stock underlying an equal number of RSUs that vest on or within 60 days of March 24, 2025.
19.Includes (i) 58,814 shares of Common Stock issuable upon the exercise of options that are exercisable on or within 60 days of March 24, 2025, (ii) 4,925 shares of Common Stock underlying an equal number of RSUs that vest on or within 60 days of March 24, 2025 and (iii) 2,150 shares of Common Stock held by a Revocable Trust (Mr. Busky has shared voting and dispositive power with respect to such shares in his capacity as a trustee of such trust).
20.Includes (i) 16,946 shares of Common Stock issuable upon the exercise of options that are exercisable on or within 60 days of March 24, 2025 and (ii) 2,463 shares of Common Stock underlying an equal number of RSUs that vest on or within 60 days of March 24, 2025.
21.Includes (i) 13,538 shares of Common Stock issuable upon the exercise of options that are exercisable on or within 60 days of March 24, 2025, (ii) 5,182 shares of Common Stock underlying an equal number of RSUs that vest on or within 60 days of March 24, 2025 and (iii) 2,643 shares of Common Stock underlying an equal number of fully vested RSUs over which Mr. McLellan has no voting or dispositive power.
22.All current directors and executive officers as a group, and includes an aggregate of (i) 118,520 shares of Common Stock issuable upon the exercise of options that are exercisable on or within 60 days of March 24, 2025, (ii) 81,328 shares of Common Stock underlying an equal number of RSUs that vest on or within 60 days of March 24, 2025 and (iii) 41,787 shares of Common Stock underlying an equal number of fully vested RSUs over which no individual has voting or dispositive power.
Except for the information relating to stock options and RSUs, all information with respect to beneficial ownership of shares of Common Stock in this section is based on filings made by the respective beneficial owners with the SEC or information the beneficial owners provided to us.

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Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our Common Stock to file reports of their ownership and changes in ownership of our Common Stock with the SEC. To our knowledge, based solely on our review of the reports filed with the SEC and written representations from our directors and executive officers that no Form 5 was required, during 2024, we believe that our directors, executive officers and holders of more than 10% of our Common Stock timely filed all reports required under Section 16(a) of the Exchange Act, except that due to an administrative oversight, (1) one Form 4 for Ms. Hodges, which reported her acquisition of RSUs under the Employee Deferred Compensation Plan, and (2) one Form 4 for Mr. Klein, which reported his acquisition of RSUs under the Employee Deferred Compensation Plan, were filed late.

QuidelOrtho	83	2025 Proxy Statement

Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information about our equity compensation plans as of December 29, 2024. As of such date, we had outstanding awards under the following equity compensation plans: the 2018 Plan, ESPP, Ortho’s 2021 Omnibus Incentive Award Plan (the “2021 Plan”), Quidel’s 2016 Equity Incentive Plan (the “2016 Plan”), Ortho-Clinical Diagnostics Bermuda Co. Ltd. (“Ortho Bermuda”) 2014 Equity Incentive Plan (the “2014 Plan”), Quidel’s 2010 Equity Incentive Plan (the “2010 Plan”) and Quidel’s Amended and Restated 2001 Equity Incentive Plan (the “2001 Plan” and together with the 2021 Plan, 2016 Plan, 2014 Plan and 2010 Plan, the “Former Quidel and Ortho Plans”). The Former Quidel and Ortho Plans have been terminated, expired, superseded by subsequent plans or assumed by the Company, and no additional awards will be made under such plans. However, any outstanding awards under such plans will continue to vest in accordance with their terms.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by stockholders	1,989,966	(1)	20.41	692,178	(2)
Equity compensation plans not approved by stockholders(3)	490,844		112.52	—
Total	2,480,810	(1)	38.63	692,178	(2)
1.Includes 1,382,053 RSUs, including performance-based RSUs, for which there is no exercise price reflected in column (b). Of these RSUs, 1,367,470 were granted under the 2018 Plan, 4,258 were granted under the 2010 Plan and 10,325 were granted under the 2001 Plan.
2.Includes (i) 538,401 shares of Common Stock available for issuance under the ESPP and (ii) 153,777 shares of Common Stock available for issuance, as of December 29, 2024, under the 2018 Plan, pursuant to which incentive stock awards may be granted, including restricted stock.
3.Includes shares issuable under the 2014 Plan, a description of which is set forth immediately below.
Material Features of the 2014 Plan
On October 22, 2014, the board of directors of Ortho Bermuda, Ortho’s predecessor, approved the 2014 Plan with the purpose of attracting, retaining and incentivizing employees, directors and consultants (the “2014 Plan Participants”) in furtherance of Ortho’s success. The 2014 Plan allowed for the issuance by Ortho of stock options, restricted stock and other stock-based awards. Stock options and restricted shares granted under the 2014 Plan were authorized by the board of directors of Ortho Bermuda and Ortho, as applicable, or a designated committee thereof (the “Plan Administrator”). The equity grants awarded under the 2014 Plan were typically in the form of stock options with an exercise price equal to the fair market value of Ortho’s shares on the grant date. The terms of the options varied with each grant and were determined by the Plan Administrator within the guidelines of the 2014 Plan. From time to time, Ortho also made limited awards of restricted stock to certain 2014 Plan Participants in order to deliver an additional form of equity incentive compensation. As a result of the closing of the Combinations, the 2014 Plan was assumed by the Company and will continue in effect on the same terms and conditions (subject to the adjustments required or permitted by the Business Combination Agreement), provided that no new awards will be made under the 2014 Plan and outstanding awards under the 2014 Plan were converted, in part, into stock options and restricted shares in the Company. As of December 29, 2024, there were 490,844 stock options and no unvested restricted stock awards outstanding under the 2014 Plan.

QuidelOrtho	84	2025 Proxy Statement

PROPOSAL TWO
The Equity Incentive Plan Proposal
On April 1, 2025, the Compensation Committee approved an amendment and restatement of the 2018 Plan to (1) increase the number of shares available under the plan by 6,200,000 from 3,150,000 shares to 9,350,000 shares; (2) extend the term of the 2018 Plan from May 15, 2028 to May 20, 2035; and (3) make related administrative changes to the 2018 Plan. Capitalized terms used but not otherwise defined in this proposal shall have the meanings given such terms in the 2018 Plan.
The 2018 Plan was originally approved by the stockholders of Quidel on May 15, 2018 and replaced the 2016 Plan and any other Prior Plans (the “Original 2018 Plan”). On May 16, 2022, the stockholders of Quidel approved an amendment and restatement of the Original 2018 Plan to add 1,500,000 shares under the plan and to make certain other ministerial changes to the 2018 Plan.
Upon consummation of the Combinations, the 2018 Plan was assumed by QuidelOrtho and the number of shares of QuidelOrtho’s Common Stock equal to the number of shares of Quidel’s common stock subject to the 2018 Plan became issuable under the 2018 Plan.
The purpose of the amendments set forth in this proposal is to allow QuidelOrtho to continue to utilize the 2018 Plan to:
•provide QuidelOrtho with flexibility in attracting, retaining and motivating our employees in the future;
•allow QuidelOrtho to use equity compensation to align the interests of our employees and directors with stockholder interests; and
•avoid increasing the cash-based component of our compensation program to substitute for equity awards.
Approval of the Equity Incentive Plan Proposal will enable QuidelOrtho to continue to use equity compensation for these purposes.
As of February 28, 2025, there were 67,447,476 shares of Common Stock outstanding and under the 2018 Plan, there were 457,427 Stock Options, 1,313,969 RSUs and 293,859 PSUs outstanding and no shares remaining available for future grant. As of February 28, 2025 there were 480,810 Stock Options and 14,583 RSUs outstanding under the Former Quidel and Ortho Plans. As of February 28, 2025, the weighted average exercise price of the outstanding Stock Options was $86.97 under the 2018 Plan and the Former Quidel and Ortho Plans ($71.47 under the 2018 Plan only) with a weighted average remaining term of 6.05 years under the 2018 Plan and the Former Quidel and Ortho Plans (8.08 years under the 2018 Plan only). Other than the foregoing, no other awards under the 2018 Plan or any Former Quidel and Ortho Plans were outstanding as of February 28, 2025. When approving the Second A&R 2018 Plan, the Board considered overhang, which is equal to the total number of equity awards outstanding plus the total number of shares available for grant under the Company’s equity plans divided by the total Common Stock outstanding. The Company’s overhang as of February 28, 2025 was 3.80%. If the Equity Incentive Plan Proposal is approved, the Company’s overhang would increase to 12.99%.
QuidelOrtho considers its long-term dilution by managing the number of shares subject to equity awards that it grants annually, commonly referred to as the burn rate (calculated by dividing all shares subject to equity awards granted during the fiscal year by the weighted average Common Stock outstanding during the year). The burn rate shows how rapidly a company is depleting its shares reserved for future issuance under its equity compensation plans. Over the past three fiscal years, QuidelOrtho’s burn rate has averaged 1.6% (1.86% in fiscal year 2024, 1.35% in fiscal year 2023 and 1.58% in fiscal year 2022). QuidelOrtho believes that the increase in these burn rates is primarily attributed to the decrease in our stock price during the past three fiscal years.

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When considering the increase in the number of shares under the 2018 Plan to be approved, the Compensation Committee also reviewed, among other things, projected future share usage and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the 2018 Plan was reviewed under scenarios based on a variety of assumptions. Depending on these assumptions, the 6,200,000 share increase to be approved under the 2018 Plan, in combination with shares potentially available under the 2018 Plan from forfeitures of awards previously granted under the 2018 Plan and Prior Plans, is expected to satisfy the Company’s equity compensation needs for approximately three years.
Summary of the Second Amended and Restated 2018 Equity Incentive Plan
The following summary is a description of the material features of the Second A&R 2018 Plan, as proposed to be amended and restated, and is qualified in its entirety by reference to the full text of the Second A&R 2018 Plan, a copy of which is attached hereto as Appendix B.
Purpose. The purpose of the Second A&R 2018 Plan is to promote QuidelOrtho’s and its stockholders’ interests by using equity interests in QuidelOrtho to attract, retain and motivate its directors, management, employees and other persons, to encourage and reward their contributions to QuidelOrtho’s performance and to align their interests with the interests of QuidelOrtho’s stockholders.
Administration, Amendment and Termination. The Second A&R 2018 Plan is to be administered by the Compensation Committee (the “administrator”). The administrator has the power to:
•select the eligible persons to whom, and the times at which, awards will be granted or sold, the nature of each award and the terms and conditions of each award;
•Implement and interpret the Second A&R 2018 Plan and the rights of recipients of awards granted under the Second A&R 2018 Plan; and
•accelerate or extend the vesting or exercise period of any award, and make such other modifications in the terms and conditions of an award as it deems advisable; provided, however, that the administrator may not, other than in connection with a change in capitalization, reprice or otherwise reduce the exercise or base price of a Stock Option or stock appreciation right (including by the cancellation of the Stock Option or stock appreciation right in exchange for cash, other awards, or a new Stock Option or stock appreciation right at such reduced exercise or base price or by amendment of the Stock Option or stock appreciation right) without stockholder approval.
Any amendment of the Second A&R 2018 Plan shall, in the discretion of the administrator, apply to and govern awards granted under the Second A&R 2018 Plan prior to the date of such amendment; provided, however, that the consent of an award holder is required if such amendment would alter, impair or diminish in any material respect any rights or obligations under any award or cause the award to cease to qualify as an incentive stock option. Awards may be granted under the Second A&R 2018 Plan until May 15, 2031, unless earlier terminated.
Securities Subject to the Second A&R 2018 Plan. The aggregate number of shares of Common Stock issuable pursuant to the Second A&R 2018 Plan, as proposed to be amended and restated, may not exceed 9,350,000 shares, plus any shares that were authorized and remained available for issuance under the Prior Plans as of May 15, 2018 plus any shares that were subject to outstanding awards under the 2001 Plan, 2010 Plan and 2016 Plan as of May 15, 2018, that on or after such date ceased for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares), subject in each case to adjustment upon a change in capitalization.

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The Second A&R 2018 Plan provides that each share issued under awards other than Stock Options or stock appreciation rights (“full-value awards”) will count against the number of shares available under the Second A&R 2018 Plan as 1.5 shares. Shares issued under Stock Options or stock appreciation rights will count against the shares available under the Second A&R 2018 Plan on a one-for-one basis. The Board believes that this formula-based limit will allow for the issuance of a sufficient number of full-value awards to satisfy projected grants thereof, while providing the flexibility to change the mix of Stock Options and full-value awards to the extent the Compensation Committee determines a different mix than currently provided is in the best interests of QuidelOrtho and its stockholders.
The Company may issue shares under the Second A&R 2018 Plan from authorized but unissued shares or from previously issued shares that it reacquired, including shares purchased on the open market. For purposes of calculating the aggregate number of shares issued under the Second A&R 2018 Plan, the Company will count only the number of shares issued upon exercise or settlement of an award and not returned to the Company upon expiration, termination or cancellation of any awards. However, if an award holder pays the exercise price or withholding taxes relating to a Stock Option or stock appreciation right with shares, or if QuidelOrtho withholds shares otherwise issuable upon exercise of a Stock Option or stock appreciation right in satisfaction of the exercise price or withholding taxes payment, then QuidelOrtho will reduce the number of shares available for issuance under the Second A&R 2018 Plan by the gross number of shares for which the award is exercised. In addition, upon the exercise of a Stock Option or stock appreciation right, the number of shares available for issuance under the Second A&R 2018 Plan will be reduced by the gross number of shares to which the award relates and not by the net number of shares issued to the holder in settlement thereof.
The Second A&R 2018 Plan provides that the administrator shall appropriately and proportionately adjust the maximum number and kind of shares subject to the Second A&R 2018 Plan, the number and kind of shares or other securities subject to then outstanding awards, the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding awards, and/or the number and kind of shares or other securities to be issued as non-employee director options if shares are affected by any of the following:
•merger;
•consolidation;
•sale or exchange of assets;
•recapitalization;
•reclassification;
•combination;
•stock dividend;
•extraordinary cash dividend;
•stock split;
•reverse stock split;
•spin off; or
•similar transaction.

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Awards Under the Second A&R 2018 Plan. The Company may grant the following types of awards under the Second A&R 2018 Plan:
•Stock Options;
•performance awards;
•restricted stock;
•stock appreciation rights;
•stock payments;
•dividend equivalents and dividends;
•stock bonuses;
•stock sales;
•phantom stock;
•RSUs;
•PSUs; or
•other stock-based benefits.
Stock Options granted under the Second A&R 2018 Plan may be incentive stock options intended to qualify under the provisions of Section 422 of the Code or nonqualified stock options that do not so qualify. However, the aggregate fair market value of stock with respect to which any employee’s incentive stock options first become exercisable during any calendar year (under all QuidelOrtho stock plans and those of any subsidiary corporation) may not exceed $100,000 (as determined on the grant date), and may be further limited by other requirements in the Code. If this $100,000 limitation is exceeded, the excess incentive stock options will be treated as nonqualified stock options.
Individual Limitations on Awards. No non-employee director participant in the Second A&R 2018 Plan may be granted cash and awards under the Second A&R 2018 Plan that exceed $750,000 in total value during a single calendar year.
Eligibility. QuidelOrtho’s directors, officers, employees, consultants and advisors, and those of its affiliated entities, are eligible to receive awards under the Second A&R 2018 Plan. As of February 28, 2025, 350 persons (not including consultants and advisors) were eligible for selection to receive awards under the 2018 Plan, consisting of: 334 employees of QuidelOrtho other than executive officers, 6 executive officers of QuidelOrtho and 10 non-employee directors of QuidelOrtho. To date, no consultants or advisors have been granted awards under the 2018 Plan.
Terms and Conditions of Non-Employee Director Options. Non-employee directors of QuidelOrtho are eligible to receive grants of awards under the Second A&R 2018 Plan, including nonqualified stock options, at the discretion of the administrator. Under the Second A&R 2018 Plan, all grants of Stock Options to non-employee directors fully vest and become exercisable one year following the grant date if the non-employee director has remained a director for the entire period from the date of grant to the vesting date. Notwithstanding the foregoing, if the recipient has remained a director from the period of the date of grant until the next annual meeting of the Company’s stockholders following the grant date, but ceases to be a director following the annual meeting of the Company’s stockholders (either because the director is not re-elected or because the director chooses not to run for another term), the Stock Options that were granted to the director at the annual meeting in the prior year shall continue to vest following the date that the recipient ceases to be a director and shall become exercisable one year following the grant date.
Terms and Conditions of Other Awards. The administrator will select the recipients of awards granted under the Second A&R 2018 Plan from the pool of eligible persons and will set the terms of the awards.

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Award Pricing. The administrator will determine the exercise or purchase price of awards granted under the Second A&R 2018 Plan, which, with respect to Stock Options and stock appreciation rights, will be no less than the fair market value of the shares underlying the award as of the grant date. In addition, the exercise price for an incentive stock option must comply with the provisions of Section 422 of the Code. Section 422 currently provides that the exercise price must not be less than the fair market value of the Common Stock on the date of grant and not less than 110% of the fair market value as of the date of grant in the case of a grant to a person owning more than 10% of the total combined voting power of all classes of the issuer’s stock or the stock of any parent or any subsidiary corporations. On February 28, 2025, the closing price of the Company’s Common Stock on Nasdaq was $39.99 per share.
Award Vesting and Term. The administrator will determine the date or dates on which awards granted under the Second A&R 2018 Plan vest and become exercisable. In addition, the administrator may provide for accelerated vesting upon a change in control or the recipient’s death or disability. The term of each Stock Option or stock appreciation right granted will expire no later than ten (10) years after the date the Stock Option or stock appreciation right is granted and may be subject to earlier termination as described below. In addition, the term for an incentive stock option must comply with the provisions of Section 422 of the Code. Section 422 currently provides that the incentive stock option may not be exercisable after the expiration of 10 years from the date of grant, or five years in the case of an incentive stock option granted to a person owning more than 10% of the total combined voting power of all classes of stock of the issuer, or of its parent or any subsidiary corporations.
Awards granted under the Second A&R 2018 Plan may be exercised at any time after they vest and before the expiration date determined by the administrator; provided that an award is generally exercisable following an award holder’s termination of employment only to the extent that the award had become exercisable on or before the date of termination (other than Stock Options granted to non-employee directors) and to the extent that the award is not forfeited under the terms of the Second A&R 2018 Plan. Furthermore, in the absence of a specific agreement to the contrary, Stock Options will generally expire and become unexercisable immediately upon termination of the recipient’s employment with the Company for just cause (as defined in the Second A&R 2018 Plan); 90 days after termination of the recipient’s employment with the Company for any reason other than just cause, death or permanent disability; or one year after termination of the recipient’s employment with the Company due to death or permanent disability, in each case unless the term of the Stock Option provides for an earlier expiration. If the employment of a recipient of restricted stock is terminated for any reason, any such restricted stock that remains subject to restrictions on the date of such termination will be repurchased by the Company at the purchase price, if any, paid by the recipient, or returned to the Company without consideration; provided, however, that the administrator may in its discretion determine otherwise.
Other Award Provisions. The administrator will determine any applicable performance criteria, restrictions or conditions of any award. The administrator may establish performance criteria and level of achievement versus such criteria that will determine the number of shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an award, which criteria may (but need not) be based on “performance criteria” (as described below) or other standards of financial performance and/or personal performance evaluations.
For purposes of the Second A&R 2018 Plan, the term “performance criteria” means any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or affiliated entity, either individually, alternatively or in any combination, and measured either annually (or over such shorter period) or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the administrator: (a) cash flow, (b) earnings and earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) product price or product sales, (h) market share or market penetration with respect to specific designated products and/or geographic areas, (i) revenues, income or net income, (j) operating income or net operating income, (k) operating margin, (l) return on revenue or operating revenue and (m) R&D milestones.

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Award Payments. A holder of an award may pay cash or any other consideration deemed acceptable by the administrator to pay the exercise price for the award, if any. The administrator may, in its discretion, allow an award holder to pay the exercise price for an award by delivering shares, except in limited circumstances.
Non-Assignability of Awards. Awards are generally not transferable by the recipient during the life of the recipient. Awards are generally exercisable during the life of a recipient only by the recipient. The administrator may, on a case-by-case basis, permit transfers for estate planning purposes.
Award Documentation. Each award under the Second A&R 2018 Plan must be evidenced by an award document setting forth such terms and conditions applicable to the award as the administrator may in its discretion determine.
Rights With Respect to Stock Ownership. No recipient of an award under the Second A&R 2018 Plan or other person will have any right, title or interest in or to any shares subject to any award or any rights as a stockholder, unless the award is duly exercised pursuant to the terms of the Second A&R 2018 Plan and/or the shares subject to the award are issued to the recipient and/or the restrictions on the shares subject to any award lapse.
Provisions Regarding Changes in Control. As of the effective time and date of any change in control (as defined in the Second A&R 2018 Plan), the Second A&R 2018 Plan and any of the then outstanding awards (whether or not vested) will automatically terminate unless:
•provision is made in writing in connection with such change in control transaction for the continuance of the Second A&R 2018 Plan and for the assumption of such awards, or for the substitution for such awards of new awards covering the securities of a successor entity or an affiliate thereof with appropriate adjustments as to the number and kind of securities and exercise prices or measurement criteria, in which event the Second A&R 2018 Plan and such outstanding awards will continue or be replaced, as the case may be, in the manner and under the terms so provided; or
•the Board otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding awards (whether or not vested), including without limitation accelerating the vesting of outstanding awards and/or providing for the cancellation of awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such awards would have been entitled to receive upon consummation of such change in control had such shares been issued and outstanding immediately prior to the effective date and time of the change in control (net of the appropriate option exercise prices).
If, pursuant to these provisions, the Second A&R 2018 Plan and the awards terminate by reason of the occurrence of a change in control without provision for any of the actions described in the paragraph above, then any recipient holding outstanding awards will have the right, at such time immediately prior to the consummation of the change in control as the Board will designate, to exercise or receive the full benefit of the recipient’s awards to the full extent not theretofore exercised, including any installments that have not yet become vested. All non-employee director options granted under the Second A&R 2018 Plan shall automatically vest and become exercisable immediately prior to a change in control if the optionee is a director of the Company at that time.
Clawback. Every award issued under the Second A&R 2018 Plan is subject to potential forfeiture or recovery to the fullest extent permitted by law, applicable listing standards or any current or future clawback policy adopted by the Company.
Second A&R 2018 Plan Benefits
The issuance of any awards under the Second A&R 2018 Plan will be at the discretion of the Compensation Committee. Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future. The following table sets forth the awards that were previously granted under the 2018 Plan through February 28, 2025 to our NEOs and others.

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Name and Principal Position	Number of Stock Options (#)	Number of Time-based RSUs (#)	Number of Performance-based RSUs (#)

Brian J. Blaser President and CEO	—	126,615	256,648
Douglas C. Bryant Former President and CEO	156,525	211,487	90,278
Joseph M. Busky CFO	25,186	95,497	37,211
Michelle A. Hodges CLO	50,922	101,323	—
Philip D. McLellan COO	37,779	49,283	—
Jonathan P. Siegrist EVP of R&D and CTO	7,347	63,316	—
Robert J. Bujarski Former Interim President, EVP and COO	47,987	108,406	18,470
Michael S. Iskra Former Interim CEO, EVP and CCO	35,598	64,829	14,847
Patrick E. Klein Former SVP, CAO	22,616	19,850	—
All current executive officers as a group	383,960	840,606	417,454
All non-employee directors as a group	—	152,031	—
All employees as a group (excluding executive officers)	354,268	1,354,533	20,807
Tax Information
The following summary of certain federal income tax consequences of the receipt and exercise of awards is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under foreign, state and local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the Second A&R 2018 Plan will vary depending upon the specific facts and circumstances involved.
Incentive Stock Options. Except as discussed below, under federal income tax law, a recipient of an incentive stock option generally will not realize tax on the grant or the exercise of the option if the recipient satisfies certain employment and holding period requirements. To satisfy the employment requirement, a recipient must exercise the option not later than three months after the recipient ceases to be an employee of the Company (or an employee of any parent or subsidiary corporation) (or within one year, if termination was due to a permanent and total disability), unless the recipient has died. To satisfy the holding period requirement, a recipient must hold the stock acquired upon the exercise of the incentive stock option for more than two years from the date of grant of the option and more than one year after the transfer of the shares to the recipient. If these requirements are met, the recipient will, on the sale of such stock, be taxed on any gain, measured by the difference between the option price and the net proceeds of sale, generally at long-term capital gains rates.

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If the recipient of the incentive stock option sells the shares acquired upon the exercise of the option at any time within one year after the date the Company issues the shares to the recipient or within two years after the date the Company grants the incentive stock option to the recipient, then:
•if the recipient’s sales price exceeds the purchase price the recipient paid for the shares upon exercise of the incentive stock option, the recipient will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the shares on the date of exercise over the purchase price paid for the shares upon exercise of the incentive stock option; or
•if the recipient’s sales price is less than the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize a capital loss equal to the excess of the purchase price paid for the shares upon exercise of the incentive stock option over the sales price of the shares.
The amount by which the fair market value of shares the recipient acquires upon exercise of an incentive stock option (determined as of the date of exercise) exceeds the purchase price paid for the shares upon exercise of the incentive stock option will be included as a positive adjustment in the calculation of the recipient’s alternative minimum taxable income in the year of exercise, if the recipient is subject to alternative minimum tax.
In the case of an early disposition of shares by a recipient that results in the recognition of ordinary income, the Company will be entitled to a deduction equal to the amount of such ordinary income. If the recipient holds the shares for the requisite period described above and therefore solely recognizes capital gain upon the sale of such shares, the Company is not entitled to any deduction.
Nonqualified Stock Options. The grant of a nonqualified stock option to a recipient is generally not a taxable event for the recipient. Upon the exercise of a nonqualified stock option, the recipient will generally recognize ordinary income equal to the excess of the fair market value of the shares the recipient acquires upon exercise (determined as of the date of exercise) over the purchase price paid for the shares upon exercise of the nonqualified stock option, subject to the deduction limitations of Section 162(m) of the Code. The Company generally will be entitled to deduct as a compensation expense the amount of such ordinary income. Provided the shares are held as a capital asset, the recipient’s subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the purchase price paid for the shares plus the ordinary income recognized with respect to the shares, and such capital gain or loss will be taxable as long-term or short-term capital gain or loss depending upon the recipient’s holding period after exercise.
Stock Appreciation Rights and Phantom Stock. Generally, the holder of a stock appreciation right or phantom stock award will recognize ordinary income equal to the value the Company pays (whether in cash, stock or a combination thereof) on the date the holder receives payment. If the Company places a limit on the amount that will be payable under a stock appreciation right, the holder may recognize ordinary income equal to the value of the holder’s right under the stock appreciation right at the time the value of such right equals such limit and the stock appreciation right is exercisable, subject to the deduction limitations of Section 162(m) of the Code. The Company will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the holder.
Stock Purchase Rights - Restricted Stock. Under the Second A&R 2018 Plan, the Company is authorized to grant rights to purchase its restricted common stock subject to a right to repurchase such stock at the price paid by the participant if the participant’s employment or service relationship with the Company terminates prior to the lapse of such repurchase right. In general, there will be no tax consequences to a participant upon the grant of a right to purchase such restricted stock or upon purchase of such restricted stock. Instead, the participant will be taxed at ordinary income rates at the time the Company’s repurchase rights expire or are removed on an amount equal to the excess of the fair market value of the stock at that time over the amount the participant paid to acquire such stock. A participant who acquires restricted stock, however, may make an election under Section 83(b) of the Code with

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Table of Contents	Proposal Two
respect to such stock. If such an election is made within 30 days after the participant’s acquisition of the stock, the participant is taxed at ordinary income rates in the year in which the participant acquires the restricted stock. The ordinary income the participant must recognize is equal to the excess of the fair market value of the stock at the time of the participant’s acquisition of the stock (determined without regard to the restrictions) over the amount that the participant paid to acquire such stock. If a participant makes a timely election under Section 83(b) of the Code with respect to restricted stock, the participant generally will not be required to report any additional income with respect to such restricted stock until he or she disposes of such stock, at which time he or she will generally recognize capital gain or loss (provided the shares are held as a capital asset) equal to the difference between the sales price and the fair market value of the stock at the time of the participant’s acquisition of the stock (determined without regard to restrictions). In the event that a participant forfeits (as a result of the Company’s repurchase) restricted stock with respect to which an election under Section 83(b) of the Code has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant’s purchase price for such stock). Subject to the deduction limitations of Section 162(m) of the Code, the Company generally will be entitled to a deduction equal to the amount of ordinary income (if any) recognized by a participant.
Other Awards. In addition to the types of awards described above, the Second A&R 2018 Plan authorizes certain other awards that may include payments in cash, shares, or a combination of cash and shares. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, a participant who receives an award payable in cash will recognize ordinary income, and the Company will, subject to the deduction limitations of Section 162(m) of the Code, be entitled to a deduction, with respect to such award at the earliest time at which the participant has an unrestricted right to receive the cash payment. In general, the sale or grant of stock to a participant under the Second A&R 2018 Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the Code in the hands of the participant. For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture. In such case, the participant will recognize ordinary income, and, subject to the deduction limitations of Section 162(m) of the Code, the Company will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, that the participant paid for such stock. Stock that, at the time of receipt by a participant, is subject to restrictions that constitute a substantial risk of forfeiture and that is not transferable within the meaning of Section 83 of the Code generally will be taxed under the rules applicable to restricted stock as described above.
Withholding. In the event that an optionee or other recipient of an award under the Second A&R 2018 Plan is an employee of the Company, QuidelOrtho ordinarily will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such optionee or other award recipient in connection with Stock Options or other awards under the Second A&R 2018 Plan.
Certain Additional Rules Applicable to Awards. The terms of the awards granted under the Second A&R 2018 Plan may provide for accelerated vesting in connection with a change in control. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Code. Under these provisions, a participant will be subject to a 20% excise tax on any “excess parachute payments” and the Company will be denied any deduction with respect to such excise tax payment.
Participation in the Second A&R 2018 Plan by Executive Officers, Directors and Other Employees; Interest of Certain Persons in Matters to be Acted Upon
Each of the Company’s current directors, executive officers and employees will be eligible to receive awards under the Second A&R 2018 Plan. The administrator has the discretion to determine which eligible persons will receive awards under the Second A&R 2018 Plan, though the amount and timing of such awards are not determinable at this time.

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Proposal Two	Table of Contents
Registration with the SEC
Subject to stockholder approval of this Equity Incentive Plan Proposal, the Company intends to file a registration statement on Form S-8 with the SEC covering the new shares reserved for issuance under the Second A&R 2018 Plan in the second quarter of fiscal year 2025.
Vote Required and Board Recommendation
Approval of the Equity Incentive Plan Proposal requires the affirmative vote of a majority of the shares present at the Annual Meeting virtually or by proxy and entitled to vote on such proposal. Abstentions will have the same effect as a vote “AGAINST” the proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.

VOTE The Board recommends that the stockholders vote “FOR” the Equity Incentive Plan Proposal.

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PROPOSAL THREE
Say-on-Pay Proposal
In accordance with the requirements of Section 14A of the Exchange Act, we are providing our stockholders with an advisory (non-binding) vote on the compensation of our NEOs (commonly referred to as “Say-on-Pay”). Accordingly, we are asking stockholders to vote on the following resolution at the Annual Meeting:
“Resolved, that the compensation paid to the Company’s NEOs, as disclosed in the ‘Executive Compensation—Compensation Discussion and Analysis’ section, the accompanying compensation tables and the related narrative discussion in this Proxy Statement, is hereby approved.”
The advisory approval of the Company’s executive compensation is a non-binding vote on the compensation paid to the NEOs, as described pursuant to Item 402 of Regulation S-K, including in the “Executive Compensation—Compensation Discussion and Analysis” section, the accompanying compensation tables and the related narrative discussion set forth in this Proxy Statement.
As described in detail under the “Executive Compensation—Compensation Discussion and Analysis” section, our compensation programs are designed to attract, retain and motivate highly qualified executive officers who are able to achieve corporate objectives and create stockholder value. The Compensation Committee believes the Company’s executive compensation programs reflect a strong pay-for-performance philosophy and are well aligned with our stockholders’ long-term interests. Stockholders are encouraged to read the “Executive Compensation—Compensation Discussion and Analysis” section, the accompanying compensation tables and the related narrative discussion.
Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our NEOs and will not be binding on the Board or the Compensation Committee. However, the Compensation Committee will consider the outcome of the vote when making future executive compensation decisions. Unless the Board modifies its policy on the frequency of future Say-on-Pay votes, it is expected that the next Say-on-Pay vote will occur at the 2026 annual meeting of stockholders.
Vote Required and Board Recommendation
Advisory approval of the Say-on-Pay Proposal requires the affirmative vote of a majority of the shares present at the Annual Meeting virtually or by proxy and entitled to vote on such proposal. Abstentions will have the same effect as a vote “AGAINST” the proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.

VOTE The Board recommends that the stockholders vote “FOR” the Say-on-Pay Proposal.

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PROPOSAL FOUR
External Auditor Proposal
Under the supervision of the Audit Committee, management conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2025. We invited several public accounting firms to participate in this process, including Ernst & Young, the Company’s independent registered public accounting firm for the fiscal year ended December 29, 2024. As a result of this process, on February 28, 2025, the Audit Committee approved the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 28, 2025. We are asking our stockholders to ratify this selection. Although ratification is not required by law, our Bylaws or otherwise, the Board is submitting the selection of KPMG to our stockholders as a matter of good corporate practice. If the stockholders do not ratify the appointment of KPMG, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
One or more representatives of KPMG and Ernst & Young are expected to attend the Annual Meeting. The representatives of KPMG and Ernst & Young will have an opportunity to make a statement, if they so desire, and are expected to be available to respond to appropriate stockholder questions.
Vote Required and Board Recommendation
Approval of the External Auditor Proposal requires the affirmative vote of a majority of the shares present at the Annual Meeting virtually or by proxy and entitled to vote on such proposal. Abstentions will have the same effect as a vote “AGAINST” the proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.

VOTE The Board recommends that the stockholders vote “FOR” the External Auditor Proposal.

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Meeting and Other Information
Stockholder Proposals and Director Nominations
Our Bylaws require that a stockholder give timely written notice to our Corporate Secretary of any proposal for the nomination of a director or any other business such stockholder proposes to bring before an annual meeting of stockholders and comply with the other procedures and requirements set forth in our Bylaws (which include information required under Rule 14a‑19 of the Exchange Act). Such written notice must be given, either by personal delivery or U.S. mail, postage prepaid, to the Corporate Secretary, QuidelOrtho Corporation, 9975 Summers Ridge Road, San Diego, California 92121. To be timely, a stockholder’s notice for the nomination of a director or any other business (other than pursuant to Rule 14a‑8 of the Exchange Act) must be delivered to, or mailed and received by the Corporate Secretary, at the address provided above not less than ninety (90) days or more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the annual meeting is convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder must be received by the Corporate Secretary no more than one hundred twenty (120) days prior to such annual meeting nor less than the later of (1) ninety (90) days prior to such annual meeting and (2) ten (10) days after the day on which public disclosure of the date of the meeting is first made by the Company. In no event will an adjournment or a postponement of an annual meeting for which notice has been given, or the public disclosure thereof, commence a new time period for a stockholder’s notice. Therefore, unless the 2026 annual meeting of stockholders is convened more than thirty (30) days before or more than sixty (60) days after the anniversary of the Annual Meeting, notice of proposed nominations or proposals (other than pursuant to Rule 14a‑8 of the Exchange Act) must be received by our Corporate Secretary no earlier than January 20, 2026 and no later than the close of business (6:00 p.m. Pacific Time) on February 19, 2026. Any such nomination or proposal must be a proper matter for stockholder action and must comply with the terms and conditions set forth in our Bylaws. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a‑4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. In addition, a stockholder’s failure to comply with these and other applicable requirements may also result in a nomination or proposal being disregarded pursuant to our Bylaws.
Any notice to the Corporate Secretary must be in proper written form and set forth the matters and information listed in our Bylaws, including, if applicable, the matters relating to a director nomination.
Any eligible stockholder who desires to have a proposal considered for inclusion in our proxy statement for our 2026 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act must submit such proposals to our Corporate Secretary at 9975 Summers Ridge Road, San Diego, California 92121. Such proposals must be received by us as of the close of business (6:00 p.m. Pacific Time) on December 9, 2025. Such proposals may or may not be included in the proxy statement.
Nothing in this section will be deemed to require us to include in our proxy solicitation materials relating to any annual meeting of stockholders any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC and set forth in our Bylaws.
Availability of Additional Information
We will provide, free of charge, a copy of our Annual Report, without exhibits, upon the written request of any stockholder of the Company. Please contact the Investor Relations department at QuidelOrtho Corporation, 9975 Summers Ridge Road, San Diego, California 92121. You may also obtain such documents by emailing our Investor Relations department at IR@QuidelOrtho.com.

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Meeting and Other Information	Table of Contents
Forward-Looking Statements
This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are any statement contained herein that is not strictly historical, including, but not limited to: statements about the Board, corporate governance practices and equity compensation utilization; certain statements made in the “Corporate Governance—Commitment to Sustainability Matters” section regarding our sustainability strategies, initiatives, outcomes and goals and the “Executive Compensation—Compensation Discussion and Analysis” section regarding the anticipated effects of our compensation structure and programs; and statements located elsewhere herein regarding our future plans, objectives, strategies, expectations and intentions. Without limiting the foregoing, the words “may,” “will,” “could,” “would,” “should,” “might,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “goal,” “project,” “strategy,” “future,” “continue,” “aim,” “strive,” “seek” or similar words, expressions or the negative of such terms or other comparable terminology are intended to identify forward-looking statements. Such statements are based on the beliefs and expectations of our management as of the date of this Proxy Statement and are subject to significant known and unknown risks and uncertainties. Actual results or outcomes, or the timing of actual results or outcomes, may differ significantly from those set forth or implied in the forward-looking statements. The risks, uncertainties and other factors discussed in the “Risk Factors” section in our most recent Annual Report on Form 10-K, and other filings we make with the SEC, could cause actual results to differ from those set forth or implied in the forward-looking statements. Investors should not rely on forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. All forward-looking statements are based on information currently available to us and speak only as of the date of this Proxy Statement. We undertake no obligation to update any of the forward-looking information or time-sensitive information included in this Proxy Statement, whether as a result of new information, future events, changed expectations or otherwise, except as required by law.
Website References
Website references throughout this Proxy Statement are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of this Proxy Statement.
Use of Trademarks
QuidelOrtho, Quidel, Ortho Clinical Diagnostics and Savanna are trademarks of QuidelOrtho Corporation. Other names and brands may be claimed as the property of others.
Other Business
We currently know of no other business that will be presented for consideration at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the enclosed proxy card to vote the shares over which they hold proxies in accordance with their best judgment.

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APPENDIX A
Reconciliation of
Non-GAAP Financial Measures
This Proxy Statement contains financial measures that are considered non-GAAP financial measures under applicable U.S. securities rules and regulations. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company’s definitions of these non-GAAP measures may differ from similarly titled measures used by others. The Company generally uses these non-GAAP financial measures to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results, comparison to competitors’ operating results and determination of management incentive compensation. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company’s business.
The following table sets forth a reconciliation of (1) respiratory revenue changes and (2) Labs revenue changes, excluding COVID-19 and non-core revenues (in millions):

	Fiscal Year Ended		% Change	Currency Impact (%)	Constant Currency(a) (%)	Less: COVID-19 revenue impact (%)	Constant Currency(a) ex COVID-19 Revenue (%)
	December 29, 2024	December 31, 2023

Respiratory revenues	$503.9	$714.6	(29.5)	—	(29.5)	(33.9)	4.4
Non-respiratory revenues	2,279.0	2,283.2	(0.2)	(0.8)	0.6	—	0.6
Total revenues	$2,782.9	$2,997.8	(7.2)	(0.6)	(6.6)	(7.6)	1.0

	Fiscal Year Ended			Currency Impact (%)	Constant Currency(a) (%)
	December 29, 2024	December 31, 2023	% Change

Total Labs revenue	$1,426.7	$1,425.4	0.1	(0.9)	1.0
COVID-19 revenue	(2.5)	(8.3)
Non-core revenue(b)	(94.2)	(125.0)
Total Labs revenue, ex-COVID-19 and non-core revenues	$1,330.0	$1,292.1	2.9	(1.0)	3.9
(a)The term “constant currency” means we have translated local currency revenues for all reporting periods to U.S. dollars using currency exchange rates held constant for each period. This additional non-GAAP financial information is not meant to be considered in isolation from or as a substitute for financial information prepared in accordance with GAAP.
(b)Full-year 2024 non-core revenue includes revenue from contract manufacturing. Full-year 2023 non-core revenue includes revenue from contract manufacturing and a third-party settlement.

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APPENDIX B
QUIDELORTHO CORPORATION
Second Amended and Restated 2018 Equity Incentive Plan

(Most Recently Amended and Restated
Effective: May 20, 2025)
ARTICLE I
ESTABLISHMENT; PURPOSE OF PLAN
QuidelOrtho Corporation, a Delaware corporation (the “Company”), hereby establishes the QuidelOrtho Corporation Second Amended and Restated 2018 Equity Incentive Plan (the “Plan”). Upon its original approval by stockholders on May 15, 2018, the Plan superseded and replaced the Quidel Corporation 2016 Equity Incentive Plan (the “2016 Plan”) and all Prior Plans. The Plan was subsequently amended and restated on May 16, 2022 under the Amended and Restated 2018 Equity Incentive Plan to increase the number of shares available under the Plan and to make certain other ministerial changes to the Plan. No future awards may be made pursuant to the 2016 Plan and any other Prior Plan; provided, that, the 2016 Plan and all other Prior Plans shall remain in effect until all awards granted under the 2016 Plan and the Prior Plans have been exercised, forfeited, or cancelled or have otherwise expired or terminated.
The Plan is intended to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company’s stockholders. Capitalized terms not otherwise defined herein have the meanings ascribed to them in Article IX.
ARTICLE II
EFFECTIVE DATE AND TERM OF PLAN
2.1Term of Plan. This Plan originally became effective on the Effective Date and, as most recently amended and restated, will continue in effect until the earlier of: (a) the Expiration Date; or (b) the date of any Plan termination pursuant to the provisions of Section 4.4 or Section 8.1. This amendment and restatement of the Plan will become effective upon approval by the Company’s stockholders.
2.2Effect on Awards. Awards may be granted only during the Plan Term, but each Award properly granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan. Notwithstanding the foregoing, Incentive Stock Options may not be granted under the Plan after the tenth (10th) anniversary of the date of the Board’s approval of the Plan.
ARTICLE III
SHARES SUBJECT TO PLAN
3.1Number of Shares. The maximum number of shares of Common Stock that may be issued pursuant to Awards under this Plan is 9,350,000, plus (a) any shares of Common Stock that were authorized for issuance under the Prior Plans that, as of the Effective Date, remained available for issuance under the Prior Plans (not including any shares that were subject to, as of the Effective Date, outstanding awards under the Prior Plans or any shares that prior to the Effective Date were issued pursuant to awards granted under the Prior Plans) and (b) any shares of Common Stock subject to outstanding awards under the Prior Plans as of the Effective Date (the “Prior Plan Awards”) that on or after such date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares). The aggregate number of shares of Common Stock available for grant under this Plan and the number of shares subject to outstanding Awards shall be subject to adjustment as set forth in Section 3.4.

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Appendix B	Table of Contents
3.2Source of Shares. The Common Stock to be issued under this Plan will be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.
3.3Share Counting. The following rules shall apply solely for purposes of determining the number of shares of Common Stock available for grant at any given time:
(a)Fungible Design. Any shares of Common Stock issued pursuant to Stock Options or SARs under this Plan shall be counted against the limit set forth in Section 3.1 on a one-for-one basis and any shares of Common Stock issued pursuant to Awards under this Plan other than Stock Options or SARs shall be counted against the limit set forth in Section 3.1 as 1.5 shares for every one share of Common Stock issued pursuant to such Award Any shares of Common Stock that again become available for issuance pursuant to this Section 3.3 shall be added back as one share if such shares were subject to Stock Options or SARs (or subject to stock options or stock appreciation rights granted under the Prior Plans), and as 1.5 shares if such shares were subject to Awards other than Stock Options or SARs (or subject to awards other than stock options or stock appreciation rights granted under the Prior Plans).
(b)Terminated Awards. In the event any Award granted under the Plan (or any Prior Plan Award), is terminated, expired, forfeited, or cancelled for any reason, the number of shares of Common Stock subject to such Award (or Prior Plan Award) will again be available for grant under the Plan (i.e., any prior charge against the limit set forth in Section 3.1 shall be reversed).
(c)Cash Settled Awards. If shares of Common Stock are not delivered in connection with an Award (or Prior Plan Award) because the Award (or Prior Plan Award) may only be settled in cash rather than in Common Stock, no shares of Common Stock shall be counted against the limit set forth in Section 3.1. If any Award (or Prior Plan Award) may be settled in cash or Common Stock, the rules set forth in Section 3.3(a) shall apply until the Award (or Prior Plan Award) is settled, at which time the underlying shares of Common Stock will be added back to the shares available for grant pursuant to Section 3.1 but only if the Award (or Prior Plan Award) is settled in cash.
(d)No Liberal Share Counting for Options or SARs. The exercise of a Common Stock-settled SAR or broker-assisted “cashless” exercise of a Stock Option (or a portion thereof) will reduce the number of shares available for grant under Section 3.1 by the entire number of shares of Common Stock subject to that SAR or Stock Option (or applicable portion thereof). Shares of Common Stock tendered to pay the exercise price of a Stock Option or SAR or tendered, withheld or otherwise relinquished by a Recipient to satisfy a tax withholding obligation arising in connection with a Stock Option or SAR Award (or Prior Plan option or stock appreciation rights awards) will not again become Common Stock available for grant under the Plan. Moreover, shares of Common Stock purchased on the open market with cash proceeds generated by the exercise of a Stock Option will not increase or replenish the number of shares available for grant under Section 3.1.
If the provisions of this Section 3.3 are inconsistent with the requirements of any regulations issued pursuant to Section 422 of the IRC, the provisions of such regulations shall control over the provisions of this Section 3.3, but only as this Section 3.3 relates to Incentive Stock Options. The Administrator may adopt such other reasonable rules and procedures as it deems to be appropriate for determining the number of shares of Stock that are available for grant under Section 3.1.
3.4Adjustment Provisions.
(a)Adjustments. If the Company consummates any Reorganization in which holders of shares of Common Stock are entitled to receive in respect of such shares any additional shares or new or different shares or securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), or if the outstanding shares of Common Stock are increased, decreased, changed or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale or exchange of assets of the Company, reorganization, recapitalization, reclassification, combination, stock dividend, extraordinary cash dividend, stock split, reverse stock split, spin-off, or similar transaction then, subject to Section 8.1, an appropriate and proportionate adjustment shall be made by the Administrator in: (i) the maximum number and kind of shares subject to this Plan as provided in Section 3.1; (ii) the number and kind of shares or other securities subject to then outstanding Awards; (iii) the price for each share or other unit of any other securities subject to, or measurement

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Table of Contents	Appendix B
criteria applicable to, then outstanding Awards; and (iv) the number and kind of shares or other securities to be issued as Non-Employee Director Options.
(b)No Fractional Interests. No fractional interests will be issued under the Plan resulting from any adjustments.
(c)Adjustments Related to Company Stock. To the extent any adjustments relate to stock or securities of the Company, such adjustments will be made by the Administrator, whose determination in that respect will be final, binding and conclusive.
(d)Right to Make Adjustment. The grant of an Award will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.
(e)Limitations. No adjustment to the terms of an Incentive Stock Option may be made unless such adjustment either: (i) would not cause the Stock Option to lose its status as an Incentive Stock Option; or (ii) is agreed to in writing by the Administrator and the Recipient. Any action taken pursuant to this Section 3.4 shall be taken in a manner consistent with the requirements of Section 409A of the IRC.
3.5Reservation of Shares. The Company will at all times reserve and keep available shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to all outstanding Awards.
ARTICLE IV
ADMINISTRATION OF PLAN
4.1Administrator.
(a)Plan Administration. Subject to the provisions of Section 4.1(b), this Plan will be administered by the Board and may also be administered by a Committee of the Board appointed pursuant to Section 4.1(b).
(b)Administration by Administrator. The Board in its sole discretion may from time to time appoint a Committee of not less than two (2) Board members with authority to administer this Plan in whole or part and, subject to applicable law, to exercise any or all of the powers, authority and discretion of the Board under this Plan. Unless otherwise determined by the Board, the Committee shall consist of no less than two (2) directors, each of whom qualify as: (i) a Non-Employee Director; and (ii) an “independent director” for purposes of the NASDAQ Stock Market Listing Rules (or the rules of any exchange on which the Common Stock is then listed). The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. Unless otherwise required by this Section 4.1(b), the Board may disband the Committee at any time and, in such case, the Board will be responsible for the administration of the Plan.
4.2Authority of Administrator.
(a)Authority to Interpret Plan. Subject to the express provisions of this Plan, the Administrator will have the power to implement, interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administrator of any provisions of this Plan or of any Award or Award Document, and any action taken by, or inaction of, the Administrator relating to this Plan or any Award or Award Document, will be within the discretion of the Administrator and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administrator may act in its discretion in matters related to this Plan and any and all Awards and Award Documents.
(b)Authority to Grant Awards. Subject to the express provisions of this Plan, the Administrator may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Awards will be granted or sold, the

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Appendix B	Table of Contents
nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period (if applicable) for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administrator may determine. Any and all terms and conditions of Awards may be established by the Administrator without regard to existing Awards or other grants and without incurring any obligation of the Company in respect of subsequent Awards. The Administrator may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of the status of such other Awards or grants. The Administrator may grant Awards singly or in combination or in tandem with other Awards as it determines in its discretion.
(c)Procedures. Subject to the Company’s charters (including its Compensation Administrator Charter) or bylaws or any Board resolution conferring authority on the Committee, any action of the Administrator with respect to the administration of this Plan must be taken pursuant to a majority vote of the authorized number of members of the Administrator or by the unanimous written consent of its members; provided, however, that: (i) if the Administrator is the Committee and consists of two (2) members, then actions of the Administrator must be unanimous; and (ii) actions taken by the Board will be valid if approved in accordance with applicable law.
4.3No Liability. No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award except in circumstances constituting bad faith of such member.
4.4Amendments.
(a)Plan Amendments. The Administrator may at any time and from time to time in its discretion, insofar as permitted by applicable law, rule or regulation and subject to Section 4.4(c), suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administrator is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, the Exchange Act, the IRC, or the rules of any exchange or market system upon which the Common Stock is listed or trades, or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision will be required unless such approval is required by applicable law, rule or regulation.
(b)Award Amendments; No Repricing. The Administrator may at any time and from time to time in its discretion, but subject to Section 4.4(c) and compliance with applicable statutory or administrative requirements, accelerate or extend the vesting or exercise period of any Award as a whole or in part, and make such other modifications in the terms and conditions of an Award as it deems advisable, provided, however, that the Administrator, other than in connection with an adjustment under Section 3.4, may reduce the exercise or base price of a Stock Option or SAR (either by cancellation of such Stock Option or SAR in exchange for cash, other Awards, or a new Stock Option or SAR at such reduced exercise or base price or by amending the terms of the Stock Option or SAR to reflect such a reduced exercise or base price) only with stockholder approval.
(c)Limitation. Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or an outstanding Award that would cause an Incentive Stock Option to cease to qualify as such or that would alter, impair or diminish in any material respect any rights or obligations under any Award theretofore granted under this Plan may be effected without the written consent of the Recipient to whom such Award was granted.
4.5Other Compensation Plans. The adoption of this Plan will not affect any other stock option, incentive or other compensation plans in effect from time to time for the Company, and this Plan will not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders. This Plan does not affect in any way any outstanding award grants made under such plans and awards granted under such plans will continue to be governed by the terms and conditions of such plans.
4.6Plan Binding on Successors. This Plan will be binding upon the successors and assigns of the Company.
4.7References to Successor Statutes, Regulations and Rules. Any reference in this Plan to a particular statute, regulation or rule will also refer to any successor provision of such statute, regulation or rule.

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4.8Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability is not to be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions are to be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.
4.9Governing Law. This Plan will be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.
4.10Interpretation. Headings herein are for convenience of reference only, do not constitute a part of this Plan, and will not affect the meaning or interpretation of this Plan. References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.
ARTICLE V
GENERAL AWARD PROVISIONS
5.1Participation in Plan.
(a)Eligibility to Receive Awards. A person is eligible to receive grants of Awards if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company; provided, however, that only Non-Employee Directors are eligible to receive Non-Employee Director Options, and provided further, that Awards granted to a person who has received an offer of employment will terminate and be forfeited without consideration if the employment offer is not accepted within such time as may be specified by the Company. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.
(b)Eligibility to Receive Incentive Stock Options. Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.
(c)Awards to Foreign Nationals. Notwithstanding anything to the contrary herein, the Administrator may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.
5.2Award Documents. Each Award must be evidenced by an Award Document setting forth such terms and conditions applicable to the Award as the Administrator may in its discretion determine. Awards will not be deemed made or binding upon the Company, and Recipients will have no rights thereto, until an Award Document agreement is entered into between the Company and the Recipient or delivered by the Company to the Recipient, but an Award may have an effective date prior to the date of such an Award Document, to the extent consistent with applicable law. Award Documents may be (but need not be) identical and must comply with and be subject to the terms and conditions of this Plan, a copy of which will be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator. In case of any conflict between this Plan and any Award Document, this Plan shall control.
5.3Payment For Awards.
(a)Payment of Exercise Price. The exercise price or other payment for an Award is payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of cash or certified check or payment of such other consideration as the Administrator may from time to time deem acceptable in any particular instance; provided, however, that the Administrator may, in the exercise of its discretion, allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.
(b)Cashless Exercise. If permitted in any case by the Administrator in its discretion, the exercise price for Awards may be paid by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administrator; or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity awards previously granted to the Recipient and

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being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administrator may from time to time in the exercise of its discretion deem acceptable in any particular instance.
(c)No Precedent. Recipients will have no rights to the exercise techniques described in Section 5.3(b), and the Company may offer or permit such techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such techniques on other occasions or to other Recipients.
5.4No Employment Rights. Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards) will confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person’s compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award, the Company has the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Unless otherwise set forth in a written agreement binding upon the Company or an Affiliated Entity, all employees of the Company or an Affiliated Entity are “at will” employees whose employment may be terminated by the Company or the Affiliated Entity at any time for any reason or no reason, without payment or penalty of any kind. Any question(s) as to whether and when there has been a termination of a Recipient’s employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan will be determined by the Administrator and the Administrator’s determination thereof will be final and binding.
5.5Restrictions Under Applicable Laws and Regulations.
(a)Government Approvals. All Awards will be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. During the Plan Term, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as is sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations after such reasonable efforts will relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.
(b)No Registration Obligation; Recipient Representations. The Company will be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administrator may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company, that such Recipient is acquiring such Awards and underlying securities for such Recipient’s own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administrator) may be endorsed upon the securities so issued, and to the effect of any additional representations that are appropriate in light of applicable securities laws and rules. The Company may also order its transfer agent to stop transfers of such shares. The Administrator may also require the Recipient to provide the Company such information and other documents as the Administrator may request in order to satisfy the Administrator as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

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5.6Additional Conditions. Any Award may be subject to such provisions (whether or not applicable to any other Award or Recipient) as the Administrator deems appropriate, including without limitation provisions for the forfeiture of or restrictions on resale or other disposition of securities of the Company acquired under this Plan, provisions giving the Company the right to repurchase securities of the Company acquired under this Plan in the event the Recipient leaves the Company for any reason or elects to effect any disposition thereof, and provisions to comply with federal and state securities laws.
5.7No Privileges Regarding Stock Ownership or Specific Assets. Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award will have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with exercise of the Award and the Company has issued such shares. No person will have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto is to be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.
5.8Nonassignability. No Award is assignable or transferable except: (a) by will or by the laws of descent and distribution; or (b) subject to the final sentence of this Section 5.8, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administrator on a case-by-case basis and under circumstances that would not adversely affect the interests of the Company, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. Subject to the final sentence of this Section 5.8, during the lifetime of a Recipient, an Award granted to such person will be exercisable only by the Recipient (or the Recipient’s permitted transferee) or such person’s guardian or legal representative. Notwithstanding the foregoing, Stock Options intended to be treated as Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) (i) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer; and (ii) will be exercisable during a Recipient’s lifetime only by the Recipient.
5.9Information To Recipients.
(a)Provision of Information. The Administrator in its sole discretion may determine what, if any, financial and other information is to be provided to Recipients and when such financial and other information is to be provided after giving consideration to applicable federal and state laws, rules and regulations, including, without limitation, applicable federal and state securities laws, rules and regulations.

(b)Confidentiality. The furnishing of financial and other information that is confidential to the Company is subject to the Recipient’s agreement to maintain the confidentiality of such financial and other information, and not to use the information for any purpose other than evaluating the Recipient’s position under this Plan. The Administrator may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient’s obligations under this Section 5.9(b) (which acknowledgment is not to be a condition to Recipient’s obligations under this Section 5.9(b)).
5.10Withholding Taxes. Whenever the granting, vesting or exercise of any Award, or the issuance of any Common Stock or other securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Administrator will have the right as a condition thereto to require the Recipient to remit to the Company up to the maximum statutory amount necessary, in the applicable jurisdiction, to satisfy any federal, state, and local withholding tax requirements on any Award under the Plan. The Administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding, as the case may be.
5.11Legends on Awards and Stock Certificates. Each Award Document and each certificate representing securities acquired upon grant, vesting or exercise of an Award must be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, will be placed upon Award Documents or the certificates will be made by the Administrator in its discretion and such decision will be final and binding.

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5.12Effect of Termination of Employment on Awards.
(a)Termination of Vesting. Notwithstanding anything to the contrary herein, but subject to Section 5.12(b) Awards will be exercisable by a Recipient (or the Recipient’s successor in interest) following such Recipient’s termination of employment or service only to the extent that installments thereof had become exercisable on or prior to the date of such termination.
(b)Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary herein, the Administrator may in its discretion: (i) designate shorter or longer periods following a Recipient’s termination of employment or service during which Awards may vest or be exercised; provided, however, that any shorter periods determined by the Administrator will be effective only if provided for in this Plan or the instrument that evidences the grant to the Recipient of the affected Award or if such shorter period is agreed to in writing by the Recipient; and (ii) accelerate the vesting of all or any portion of any Awards by increasing the number of shares purchasable at any time.
(c)Leave of Absence. In the case of any employee on an approved leave of absence, the Administrator may make such provision respecting continuance of Awards granted to such employee as the Administrator in its discretion deems appropriate, except that in no event will an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.
(d)General Cessation. Except as otherwise set forth in this Plan or an Award Document or as determined by the Administrator in its discretion, all Awards granted to a Recipient, and all of such Recipient’s rights thereunder, will terminate upon termination for any reason of such Recipient’s employment or service with the Company or any Affiliated Entity (or cessation of any other service relationship between the Recipient and the Company or any Affiliated Entity in place as of the date the Award was granted).
5.13Lock-Up Agreements. Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales or other transfer of securities of the Company, or any interest therein, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 365 days after the commencement date of such public offering. Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.13.
5.14Restrictions on Common Stock and Other Securities. Common Stock or other securities of the Company issued or issuable in connection with any Award will be subject to all of the restrictions imposed under this Plan upon Common Stock issuable or issued upon exercise of Stock Options, except as otherwise determined by the Administrator.
5.15Limits on Awards to Eligible Persons. Notwithstanding any provision in the Plan to the contrary, the aggregate value of cash compensation and the grant date fair market value of shares of Common Stock subject to Awards (calculated as of the date of grant in accordance with applicable accounting rules) that may be awarded or granted during any single calendar year to any one Eligible Person who is a Non-Employee Director shall not exceed $750,000. For the avoidance of doubt, if a Non-Employee Director serves the Company in more than one capacity during any single calendar year, the total compensation limit described in this Section 5.15 shall only apply to the compensation paid for services performed as a Non-Employee Director. To the extent any Non-Employee Director compensation is deferred, it shall be counted toward this total compensation limit only for the year in which the compensation was first earned or granted. The limitations set forth in this Section 5.15 will be subject to adjustment as provided in Section 3.4 or under Article VIII.
5.16Section 409A. If any payments under this Plan are subject to the provisions of Section 409A of the IRC, it is intended that the terms of this Plan and the applicable Award Document will comply fully with and meet all of the requirements of Section 409A of the IRC. If, at the time of an Eligible Person’s Separation from Service, the Company has any stock which is publicly traded on an established securities market or otherwise, and if the Eligible Person is considered to be a Specified Employee, to the extent any payment for any Award is subject to the requirements of Section 409A of the IRC and is payable upon the Eligible Person’s Separation from Service, such payment shall not commence prior to the first business day following the date which is six (6) months after the Eligible Person’s Separation from Service (or if earlier than the end of the six (6) month period, the date of

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the Eligible Person’s death). Any amounts that would have been distributed during such six (6) month period will be distributed on the day following the expiration of the six (6) month period. Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A of the IRC be accelerated or subject to further deferral except as otherwise permitted or required pursuant to regulations and other guidance issued pursuant to Section 409A of the IRC. If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the IRC, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the specified time period. In addition, in the event of a dispute with respect to any payment, such payment may be delayed in accordance with the regulations and other guidance issued pursuant to Section 409A of the IRC.
5.17Clawback. Every Award issued pursuant to this Plan is subject to potential forfeiture or recovery to the fullest extent called for by law, any applicable listing standard, or any current or future clawback policy that may be adopted by the Company from time to time, including, without limitation, any clawback policy adopted to comply with the final rules issued by the Securities and Exchange Commission and the final listing standards to be adopted by the NASDAQ Stock Market (or the rules of any exchange on which the Common Stock is then listed) pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. By accepting an Award, each Recipient consents to the potential forfeiture or recovery of his or her Awards pursuant to applicable law, listing standard, and/or Company clawback policy, and agrees to be bound by and comply with the clawback policy and to return the full amount required by the clawback policy. As a condition to the receipt of any Award, a Recipient may be required to execute any requested additional documents consenting to and agreeing to abide by the Company clawback policy as it may be amended from time to time.
ARTICLE VI
AWARDS
6.1Stock Options.
(a)Nature of Stock Options. Stock Options may be Incentive Stock Options or Nonqualified Stock Options.
(b)Option Exercise Price. The exercise price for each Stock Option will be determined by the Administrator as of the date such Stock Option is granted and shall not be less than the Fair Market Value of the underlying stock on the date of grant; provided, however, that in the case of Stock Options granted to employees upon a merger or acquisition, and to the extent permitted by Section 409A of the IRC, the exercise price may be higher or lower than the Fair Market Value of the underlying stock on the date of grant if such exercise price is required to assume or substitute options held by employees of the acquired corporation at the time of the acquisition.
(c)Option Period and Vesting. Stock Options granted hereunder will vest and may be exercised as determined by the Administrator, except that the exercise of Stock Options after termination of the Recipient’s employment or service shall be subject to Section 5.12 and Section 6.1(e). Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as may be determined by the Administrator, but not later than ten (10) years after the date the Stock Option is granted and may be subject to earlier termination as provided herein or in the Award Document. Except as otherwise provided herein, a Stock Option will become exercisable, as a whole or in part, on the date or dates specified by the Administrator and thereafter will remain exercisable until the exercise, expiration or earlier termination of the Stock Option.
(d)Exercise of Stock Options. The exercise price for Stock Options will be paid as set forth in Section 5.3. No Stock Option will be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not fewer than 100 shares of Common Stock (or such other amount as may be set forth in the applicable Award Document) may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number of shares for which the Stock Option is exercisable at the time of exercise. A Stock Option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient in such form as the Company may specify from time to time, together with payment of the exercise price in accordance with Section 5.3 and any amounts required under Section 5.10 or, with permission of the Administrator, arrangement for such payment. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 and Rule

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10b-5 under the Exchange Act, and any amounts required under Section 5.10, or any applicable section of or regulation under the IRC.
(e)Termination of Employment.
(i)Termination for Just Cause. Subject to Section 5.12 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment or service, in the event of a Just Cause Dismissal of a Recipient all of the Recipient’s unexercised Stock Options, whether or not vested, will expire and become unexercisable as of the date of such Just Cause Dismissal.
(ii)Termination Other Than for Just Cause. Subject to Section 5.12 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment or service, if a Recipient’s employment or service with the Company or any Affiliated Entity terminates for:
(A)any reason other than for Just Cause Dismissal, death, or Permanent Disability, the Recipient’s vested Stock Options will expire and become unexercisable as of the earlier of: (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (2) 90 days after the date of termination of employment or service.
(B)death or Permanent Disability, the Recipient’s unexercised, vested Stock Options will expire and become unexercisable as of the earlier of: (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (2) one year after the date of termination of employment or service.
(f)Special Provisions Regarding Incentive Stock Options. Notwithstanding anything herein to the contrary:
(i)The exercise price and vesting period of any Stock Option intended to be treated as an Incentive Stock Option must comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that: (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of ten (10) years from the date of grant or the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.
(ii)The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or of any Parent Corporation or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year may not exceed $100,000.
(iii)Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such will be treated as Nonqualified Stock Options. If the limit described in Section 6.1(f)(ii) is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.
(iv)Subject to adjustment as provided in Section 3.4, the maximum number of shares of Common Stock that may be issued as Incentive Stock Options under the Plan shall be the same numeric limit set forth in Section 3.1.
(g)Non-Employee Director Options. Article VII will govern Non-Employee Director Options to the extent inconsistent with this Section 6.1.

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6.2Performance Awards.
(a)Grant of Performance Award. The Administrator will determine in its discretion the performance goals (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.
(b)Payment of Award. Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in cash, in shares of Common Stock valued at Fair Market Value as of the date payment is due, or in a combination of Common Stock and cash, as the Administrator in its discretion may determine.
6.3Restricted Stock.
(a)Award of Restricted Stock. The Administrator will determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions will lapse.
(b)Requirements of Restricted Stock. All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:
(i)No Transfer. The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire.
(ii)Certificates. The Administrator may require that the certificates representing Restricted Stock granted or sold to a Recipient remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire.
(iii)Restrictive Legends. Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administrator in its discretion deems necessary or appropriate to enforce such restrictions.
(iv)Other Restrictions. The Administrator may impose such other conditions on Restricted Stock as the Administrator may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or other securities of the Company are then listed or traded and under any blue sky or other securities laws applicable to such shares.
(c)Lapse of Restrictions. The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administrator.
(d)Rights of Recipient. Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.
(e)Termination of Employment. Unless the Administrator in its discretion determines otherwise, if a Recipient’s employment or service with the Company or any Affiliated Entity terminates for any reason, all of the Recipient’s Restricted Stock remaining subject to restrictions on the date of such termination of employment or service will be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration.
6.4Stock Appreciation Rights.
(a)Granting of Stock Appreciation Rights. The Administrator may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

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(b)SARs Related to Options.
(i)A Stock Appreciation Right related to a Stock Option will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.
(ii)A Stock Appreciation Right related to a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable (and under the same conditions), will expire no later than the expiration of the related Stock Option, and may be exercised only when the market price of the Common Stock subject to the related Stock Option exceeds the exercise price of the Stock Option.
(iii)Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.
(c)SARs Unrelated to Options. The Administrator may grant Stock Appreciation Rights unrelated to Stock Options. Section 6.4(b)(iii) will govern the amount payable at exercise under such Stock Appreciation Right, except that in lieu of an option exercise price the initial base amount specified in the Award shall be used. All Stock Appreciation Rights unrelated to Stock Options shall be granted subject to the same terms and conditions applicable to Stock Options as set forth in Section 6.1.
(d)Limits. Notwithstanding the foregoing, the Administrator, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right.
(e)Payments. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the discretion of the Administrator, in cash or in a combination of cash and shares of Common Stock as the Administrator deems advisable. The Administrator has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administrator decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.
6.5Stock Payments. The Administrator may approve Stock Payments to any Eligible Person on such terms and conditions as the Administrator may determine. Stock Payments will replace cash compensation at the Fair Market Value of the Common Stock on the date payment is due.
6.6Dividend Equivalents and Dividends. The Administrator may grant dividends and/or Dividend Equivalents to any Recipient who has received an Award denominated in shares of Common Stock other than Stock Options or SARs or, to the extent unearned, Performance Awards. Dividends and Equivalents may be paid in cash, Common Stock or other Awards, in each case, in accordance with the requirements of Section 409A or an exception thereto; the amount of Dividend Equivalents paid other than in cash will be determined by the Administrator by application of such formula as the Administrator may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividends and Dividend Equivalents will be computed as of each dividend record date but in no event may any dividends or Dividend Equivalents vest or be paid prior to the vesting of the corresponding Award.

QuidelOrtho	B-12	2025 Proxy Statement

Table of Contents	Appendix B
6.7Stock Bonuses. The Administrator may issue Stock Bonuses to Eligible Persons on such terms and conditions as the Administrator may determine.
6.8Stock Sales. The Administrator may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administrator may determine.
6.9Phantom Stock. The Administrator may grant Awards of Phantom Stock to Eligible Persons. Phantom Stock is a cash payment measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.
6.10Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to Eligible Persons in such amounts and subject to such terms and conditions as determined by the Administrator.
(a)Voting Rights. During the restricted period, Eligible Persons holding Restricted Stock Units shall have no voting rights with respect to the Common Stock subject to such Restricted Stock Units. Voting rights will only be available after the issuance of Common Stock pursuant to the Plan.
(b)Payment for Restricted Stock Units. Payment for any vested Restricted Stock Units will generally be made in one lump sum payment of shares of Common Stock. As a general rule, with the exception of deferred compensation elections, the shares payable under any Restricted Stock Unit Award will be issued to the Eligible Person within 60 days following the date on which the Restricted Stock Units vest. Unless the related Award Document is structured to qualify for an exception to the requirements of Section 409A of the IRC, such payment is intended to be made at a specified time or pursuant to a fixed schedule under Treas. Reg. Section 1.409A-3(a)(4).
6.11Other Stock-Based Benefits. The Administrator is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that: (a) by their terms might involve the issuance or sale of Common Stock or other securities of the Company; or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock or other securities of the Company.
ARTICLE VII
NON-EMPLOYEE DIRECTOR OPTIONS
7.1Vesting. All grants of Non-Employee Director Options shall fully vest and become exercisable one year following the grant date if the Recipient has remained a director for the entire period from the date of grant to such vesting date. Notwithstanding the foregoing, if the Recipient has remained a director from the period of the date of grant until the next annual meeting of stockholders following the grant date, but ceases to be a director following the annual meeting of stockholders (either because the director is not re-elected or because the director chooses not to run for another term), the Stock Options that were granted to the director at the annual meeting in the prior year shall continue to vest following the date that the Recipient ceases to be a director and shall become exercisable one year following the grant date. Except as otherwise provided in this Section 7.1, all Non-Employee Director Options that have not vested and become exercisable at the time the Recipient ceases to be a director shall terminate.
7.2Exercise. Non-Employee Director Options will be exercisable, and the exercise price therefor shall be paid, in the same manner as provided herein for other Stock Options.
7.3Term of Options and Effect of Termination. Notwithstanding any other provision of the Plan, no Non- Employee Director Option granted under the Plan shall be exercisable after the expiration of ten years from the effective date of its grant. In the event that the Recipient of any Non-Employee Director Options granted under the Plan shall cease to be a director of the Company, subject to Section 5.12, all grants of Non-Employee Director Options shall be exercisable, to the extent already exercisable at the date such Recipient ceases to be a director and regardless of the reason the Recipient ceases to be a director until the expiration of the Non-Employee Director Option according to its terms and shall then terminate. In the event of the death of a Recipient while such Recipient is a director of the Company or within the period after termination of such status during which he or she is permitted to exercise a Stock Option such Stock Option may be exercised by any person or persons designated by the

QuidelOrtho	B-13	2025 Proxy Statement

Appendix B	Table of Contents
Recipient on a beneficiary designation form adopted by the Administrator for such purpose or, if there is no effective beneficiary designation form on file with the Company, by the executors or administrators of the Recipient’s estate or by any person or persons who shall have acquired the Stock Option directly from the Recipient by his or her will or the applicable laws of descent and distribution.
7.4Amendment; Suspension. The Administrator may at any time and from time to time in its discretion: (a) change the vesting periods associated with the Non-Employee Director Options; and (b) suspend and reactivate this Article VII.
ARTICLE VIII
CHANGE IN CONTROL
8.1    Provision for Awards Upon Change in Control. Unless otherwise set forth in an Award Document or in this Section 8.1, as of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) will automatically terminate unless: (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event this Plan and such outstanding Awards will continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including, without limitation, (i) accelerating the vesting of outstanding Awards; and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 8.1, this Plan and the Awards terminate by reason of the occurrence of a Change in Control without provision for any of the action(s) described in clause (a) or (b) hereof, then subject to Section 5.12 and Section 6.1(e), any Recipient holding outstanding Awards will have the right, at such time prior to the consummation of the Change in Control as the Board designates, to exercise or receive the full benefit of the Recipient’s Awards to the full extent not theretofore exercised, including any installments which have not yet become vested. Notwithstanding anything to the contrary in this Section 8.1, the vesting provisions of Section 7.1 or any other provision in the Plan, all Awards granted to Non-Employee Directors under the Plan shall automatically vest and become exercisable immediately prior to any Change in Control if the optionee is a director of the Company at that time.
ARTICLE IX
DEFINITIONS
Capitalized terms used in this Plan and not otherwise defined have the meanings set forth below:
“Administrator” means the Board as long as no Committee has been appointed and is in effect and also means the Committee to the extent that the Board has delegated authority thereto.
“Affiliated Entity” means any Parent Corporation of the Company or Subsidiary Corporation of the Company or any other entity controlling, controlled by, or under common control with the Company.
“Applicable Dividend Period” means: (a) the period between the date a Dividend Equivalent is granted and the date the related Award terminates or is converted to Common Stock; or (b) such other time as the Administrator may specify in the written instrument evidencing the grant of the Dividend Equivalent.
“Award” means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, Restricted Stock Unit or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan, or any similar award granted by the Company prior to the Effective Date and outstanding as of the Effective Date that is governed by this Plan.

QuidelOrtho	B-14	2025 Proxy Statement

Table of Contents	Appendix B
“Award Document” means the agreement or confirming memorandum (or other instrument including, without limitation, electronic instruments) setting forth the terms and conditions of an Award. An Award Document may be in the form of an agreement to be executed by both the Recipient and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments as approved by the Administrator.
“Board” means the Board of Directors of the Company.
“Change in Control” means the following and shall be deemed to occur if any of the following events occurs:
(i)Except as provided by subparagraph (iii) hereof, the acquisition (other than from the Company) by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any executive benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or
(ii)Individuals who, as of the date hereof, constitute the Board (as of the date hereof, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, is or was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or
(iii)Consummation by the Company of a reorganization, merger or consolidation with any other person, entity or corporation, other than:
(A)a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such merger or consolidation, or
(B)a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires forty percent (40%) or more of the combined voting power of the Company’s then outstanding voting securities; or
(iv)Approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company’s assets.
“Committee” means any committee appointed by the Board to administer this Plan pursuant to Section 4.1.
“Common Stock” means the common stock of the Company, $0.001 par value per share, as constituted on the Effective Date, and as thereafter adjusted under Section 3.4.
“Company” means QuidelOrtho Corporation, a Delaware corporation.
“Dividend Equivalent” means a right granted by the Company under Section 6.6 to a holder of an Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Award.

QuidelOrtho	B-15	2025 Proxy Statement

Appendix B	Table of Contents
“Effective Date” means May 15, 2018.
“Eligible Person” includes directors, including Non-Employee Directors, officers, employees, consultants and advisors of the Company or of any Affiliated Entity; provided, however, that in order to be Eligible Persons, consultants and advisors must render bona fide services to the Company or any Affiliated Entity that are not in connection with capital-raising.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Expiration Date” means May 20, 2035.
“Fair Market Value” of a share of the Company’s capital stock as of a particular date means: (a) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the NASDAQ Stock Market), the closing sale price of the stock for such date on the primary exchange upon which the stock trades, as measured by volume, as published in The Wall Street Journal, or, if no sale price was quoted for such date, then as of the next preceding date on which such a sale price was quoted; or (b) if the stock is not then listed on an exchange (including the NASDAQ Stock Market), the average of the closing bid and asked prices per share for the stock in the over-the- counter market on such date (in the case of (a) or (b), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an Award is granted); or (c) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administrator; provided, however, that (i) when appropriate, the Administrator in determining Fair Market Value of capital stock of the Company may take into account such other factors as it may deem appropriate under the circumstances, and (ii) if the stock is traded on the NASDAQ SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administrator may elect to determine Fair Market Value under either clause (a) or (b) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Stock Options and Stock Appreciation Rights must be determined in a manner consistent with Section 409A of the IRC and, to the extent applicable, Section 422 of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administrator on the basis of such factors as it may deem appropriate.
“Incentive Stock Option” means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC.
“IRC” means the Internal Revenue Code of 1986, as amended.
“Just Cause Dismissal” means a termination of a Recipient’s employment for any of the following reasons: (a) the Recipient violates any reasonable rule or regulation of the Board, the Company’s President or Chief Executive Officer or the Recipient’s superiors that results in damage to the Company or any Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time not exceeding 15 days; (b) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (c) any willful failure to perform the Recipient’s job as required to meet the objectives of the Company or any Affiliated Entity; (d) any wrongful conduct of a Recipient which has an adverse impact on the Company (including, causing reputational harm to the Company) or any Affiliated Entity or which constitutes a misappropriation of assets of the Company or any Affiliated Entity; (e) the Recipient’s performing services for any other person or entity that competes with the Company while the Recipient is employed by the Company without the written approval of the Chief Executive Officer of the Company; or (f) any other conduct that the Administrator reasonably determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company or any Affiliated Entity providing for just cause dismissal (or some comparable concept) of Recipient from Recipient’s employment with the Company or any Affiliated Entity, “Just Cause Dismissal” for purposes of this Plan will have the same meaning as ascribed thereto or to such comparable concept in such employment agreement.
“Non-Employee Director” means a director of the Company who qualifies as a “Non-Employee Director” under Rule 16b-3 under the Exchange Act.
“Non-Employee Director Option” means a right to purchase stock of the Company granted under Article VII of this Plan.
“Nonqualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

QuidelOrtho	B-16	2025 Proxy Statement

Table of Contents	Appendix B
“Other Stock-Based Benefits” means an Award granted under Section 6.10.
“Parent Corporation” means any Parent Corporation as defined in Section 424(e) of the IRC.
“Performance Award” means an Award under Section 6.2, payable in cash, Common Stock or a combination thereof, that vests and becomes payable over a period of time upon attainment of performance goals established in connection with the grant of the Award, which may be based on, among other criteria selected by the Administrator, the Performance Criteria, or other financial performance and/or personal performance evaluations.
“Performance Criteria” means any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliated Entity, either individually, alternatively or in any combination, and measured either annually (or over such shorter period) or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator: (a) cash flow; (b) earnings and earnings per share (including earnings before interest, taxes, and amortization); (c) return on equity; (d) total Stockholder return; (e) return on capital; (f) return on assets or net assets; (g) product price or product sales; (h) market share or market penetration with respect to specific designated products and/or geographic areas; (i) revenues, income or net income; (j) operating income or net operating income; (k) operating margin; (l) return on revenue or operating revenue; and (m) research and development milestones.
“Permanent Disability” means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three (3) consecutive months or six (6) months in any 12-month period or such other period(s) as may be determined by the Administrator with respect to any Award; provided, however, that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean “permanent and total disability” as defined in Section 22(e) of the IRC.
“Person” means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding: (a) the Company and its subsidiaries; (b) any employee stock ownership or other employee benefit plan maintained by the Company; and (c) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.
“Phantom Stock” means an Award granted under Section 6.9.
“Plan” means this 2018 Equity Incentive Plan of the Company, as most recently amended and restated.
“Plan Term” means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).
“Prior Plans” mean the 2001 Equity Incentive Plan of the Company, as amended and the 2010 Equity Incentive Plan of the Company, as amended, and the 2016 Equity Incentive Plan of the Company, as amended.
“Purchase Price” means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administrator (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).
“Recipient” means a person who has received an Award.
“Reorganization” means any merger, consolidation or other reorganization.

QuidelOrtho	B-17	2025 Proxy Statement

Appendix B	Table of Contents
“Restricted Stock” means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.
“Restricted Stock Unit” means the right granted to an Eligible Person to receive Common Stock in the future, at no monetary cost to the Eligible Person, the payment of which is subject to restrictions determined by the Administrator and to risk of forfeiture.
“Securities Act” means the Securities Act of 1933, as amended.
“Separation from Service” is a term that applies only in the context of an Award that the Company concludes is subject to Section 409A of the IRC and shall have the meaning as defined for purposes of Section 409A.
“Significant Stockholder” is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).
“Specified Employee” means certain officers and highly compensated employees of the Company as defined in Treas. Reg. § 1.409A-1(i).
“Stock Appreciation Right” or “SAR” means a right granted under Section 6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.
“Stock Bonus” means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 as a bonus for services rendered or for any other valid consideration under applicable law.
“Stock Payment” means a payment in shares of the Company’s Common Stock under Section 6.5 to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.
“Stock Option” means a right to purchase stock of the Company granted under Section 6.1 or Article VII of this Plan.
“Stock Sale” means a sale of Common Stock to an Eligible Person under Section 6.8.
“Subsidiary Corporation” means any Subsidiary Corporation as defined in Section 424(f) of the IRC.

QuidelOrtho	B-18	2025 Proxy Statement

QuidelOrtho™

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 19, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/QDEL2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 19, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66157-P25720

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

QUIDELORTHO CORPORATION

	For All	Withhold All	For All Except
The Board of Directors recommends you vote FOR the following director nominees:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors: To be elected for terms expiring in 2026.

Nominees:

01) Brian J. Blaser
02) Kenneth F. Buechler, Ph.D.
03) John R. Chiminski
04) Evelyn S. Dilsaver
05) R. Scott Huennekens
06) Edward L. Michael
07) Mary Lake Polan, M.D., Ph.D., M.P.H.
08) Ann D. Rhoads
09) Matthew W. Strobeck, Ph.D.
10) Kenneth J. Widder, M.D.
11) Joseph D. Wilkins Jr.

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
2. Approval of the adoption of QuidelOrtho's Second Amended and Restated 2018 Equity Incentive Plan.	☐	☐	☐
3. Approval of, on an advisory basis, the compensation of QuidelOrtho's named executive officers.	☐	☐	☐
4. Ratification of the selection of KPMG LLP as QuidelOrtho's independent registered public accounting firm for the fiscal year ending December 28, 2025.	☐	☐	☐

NOTE: To transact such other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V66158-P25720

QUIDELORTHO CORPORATION
Annual Meeting of Stockholders to be held on May 20, 2025
This proxy is solicited by the Board of Directors

The undersigned stockholder of QUIDELORTHO CORPORATION, a Delaware corporation, revoking any proxy previously given, hereby appoints Brian J. Blaser, Joseph M. Busky and Michelle A. Hodges, and each of them individually, as proxies and attorneys-in-fact, each with the power to act without the others and with full power of substitution, to vote all of the shares of QUIDELORTHO CORPORATION Common Stock that such stockholder is entitled to vote at the Annual Meeting to be held on Tuesday, May 20, 2025, at 8:30 a.m., Pacific Time, live via the Internet at www.virtualshareholdermeeting.com/QDEL2025 and any postponements or adjournments of such meeting, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED "FOR ALL" DIRECTOR NOMINEES NAMED ON THE REVERSE SIDE, "FOR" EACH OF PROPOSALS 2, 3 AND 4, AND AT THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER(S) THAT PROPERLY COME(S) BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. IN THE EVENT THAT ANY OF THE NOMINEES NAMED ON THE REVERSE SIDE OF THIS PROXY CARD ARE UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE, THE SHARES REPRESENTED BY THE PROXY MAY BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS.

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE